SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

________________________

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[  ]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to Section 240.14a-12

________________________

ALEXANDER & BALDWIN, INC.
(Name of Registrant as Specified in its Charter)

___________________________________
(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

________________________

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

822 Bishop Street, Honolulu, Hawaii 96813

March 12, 2009

To the Shareholders of Alexander & Baldwin, Inc.:

You are invited to attend the 2009 Annual Meeting of Shareholders of Alexander & Baldwin, Inc., to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 30, 2009 at 8:30 a.m. At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2008, and our future plans and expectations.

Whether or not you now plan to attend the Annual Meeting, please vote as soon as possible. You may vote via the Internet, by telephone or by requesting a paper proxy card to complete and return by mail. Specific instructions for shareholders are included on a Notice of Internet Availability of Proxy Materials being distributed to shareholders on or around March 12, 2009.

Regardless of the size of your holding, your vote is important and your shares should be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. Thank you for your continued support of A&B.

                                Sincerely,

                                /s/ W. Allen Doane
                                W. ALLEN DOANE
                                Chairman of the Board
                                and Chief Executive Officer

822 Bishop Street, Honolulu, Hawaii 96813

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 30, 2009, at 8:30 a.m., Honolulu time, to:

1.	Elect nine directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	Ratify the appointment of the independent registered public accounting firm for the ensuing year; and

3.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 20, 2009 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL.

                                By Order of the Board of Directors,

                                /s/ Alyson J. Nakamura
                                ALYSON J. NAKAMURA
                                Corporate Secretary

March 12, 2009

822 Bishop Street, Honolulu, Hawaii 96813

PROXY STATEMENT

GENERAL INFORMATION

    The Board of Directors of Alexander & Baldwin, Inc. (“A&B” or the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held on April 30, 2009 and at any adjournment or postponement of the meeting (the “Annual Meeting”).

    In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are now furnishing proxy materials on the Internet.  You will not receive a printed copy of the proxy materials, unless you request it.  If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials as contained in the Notice of Internet Availability of Proxy Materials. This new process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

    On or around March 12, 2009, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement, and our 2008 Annual Report on Form 10-K.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet.

    Only shareholders of record at the close of business on February 20, 2009 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 41,025,935 shares of common stock outstanding, without par value, each of which is entitled to one vote. Provided a quorum is present, the affirmative vote of a majority of the shares of A&B common stock represented at the Annual Meeting, in person or by proxy, will be necessary for the election of directors and the ratification of the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be included for purposes of determining a quorum at the Annual Meeting. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against the ratification of the independent registered public accounting firm.

    Following the original distribution of proxy soliciting material, officers, employees and directors of A&B and its subsidiaries may solicit proxies by telephone or by other appropriate means. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of A&B’s common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of Morrow & Co., Inc. to assist in the solicitation of proxies, at a cost of $9,500 plus reasonable out-of-pocket expenses.

    A proxy may be revoked at any time prior to its exercise by a written revocation bearing a later date than the proxy and filed with the Corporate Secretary of A&B, by submission of a later-dated proxy or subsequent Internet or telephonic proxy, or by voting in person at the Annual Meeting.

    This Proxy Statement and our 2008 Annual Report on Form 10-K have been made available to shareholders on the Internet on or about March 12, 2009.

ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There is no cumulative voting in the election of directors.

Director Nominees. The nominees of the Board of Directors are the nine persons named below, all of whom currently are members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee or nominees should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the person or persons nominated by the Board of Directors to replace such nominee.

The following table provides the name, age (as of March 31, 2009) and principal occupation of each person nominated by the A&B Board, their business experience during at least the last five years, and the year each first was elected or appointed a director.

Name	Principal occupation, information as to other positions with A&B, and other directorships	Age	Director since
W. Blake Baird	Managing Partner and Co-Founder, Terreno Capital Partners LLC (real estate investment), since September 2007; President of AMB Property Corporation (“AMB”), San Francisco, California (real estate investment trust) from January 2000 to December 2006; Director of AMB from May 2001 to December 2006.	48	2006
Michael J. Chun	President and Headmaster, The Kamehameha Schools, Kapalama Campus, Honolulu, Hawaii (educational institution) since June 1988; Director of Bank of Hawaii Corporation.	65	1990
W. Allen Doane	Chairman of the Board of A&B since April 2006; Chief Executive Officer of A&B since October 1998; President of A&B from October 1998 through September 2008; Chairman of the Board of A&B’s subsidiary, Matson Navigation Company, Inc. (“Matson”), from April 2006 through September 2008 and from July 2002 to January 2004; Vice Chairman of the Board of Matson from January 2004 to April 2006 and from December 1998 to July 2002; Director of First Hawaiian Bank, banking subsidiary of BancWest Corporation.	61	1998

Walter A. Dods, Jr.
Non-Executive Chairman of the Board of Hawaiian Telcom Communications, Inc. (“Hawaiian TelCom”) (telecommunications) since May 2008; Non-Executive Chairman of the Board of First Hawaiian Bank, a subsidiary of BancWest Corporation (formerly known as First Hawaiian, Inc. prior to a 1998 merger), Honolulu, Hawaii (banking) from January 2005 through December 2008; Non-Executive Chairman of the Board of BancWest Corporation from January 2005 through December 2007; Chairman of the Board and Chief Executive Officer of BancWest Corporation and First Hawaiian Bank, from September 1989 through December 2004; Director of BancWest Corporation and its banking subsidiaries, First Hawaiian Bank and Bank of the West; Director of Maui Land & Pineapple Company, Inc. Lead Independent Director of A&B since April 2006.

		67	1989
Charles G. King	President and Dealer Principal, King Auto Center, Lihue, Kauai, Hawaii (automobile dealership) since October 1995; Dealer Principal, King Windward Nissan, Kaneohe, Oahu, Hawaii (automobile dealership) since February 1999; Dealer Principal, King Infiniti of Honolulu (automobile dealership) since April 2004.	63	1989
Constance H. Lau	President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc. (“HEI”), Honolulu, Hawaii (electric utility/banking) since May 2006; Chairman of the Boards and Director of American Savings Bank, F.S.B. (“ASB”) and Hawaiian Electric Company, Inc., subsidiaries of HEI, since May 2006; Chief Executive Officer of ASB since June 2001; President of ASB from June 2001 to February 2008.	57	2004
Douglas M. Pasquale	President and Chief Executive Officer of Nationwide Health Properties, Inc. (“NHP”), Newport Beach, California (healthcare real estate investment trust) since April 2004; Director of NHP since November 2003; Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004; Chairman of the Board and Chief Executive Officer of ARV Assisted Living, Inc. from December 1999 to September 2003; President and Chief Executive Officer of Atria Senior Living Group from April 2003 to September 2003.	54	2005

Maryanna G. Shaw	Private investor.	70	1980
Jeffrey N. Watanabe	Of Counsel, Watanabe Ing LLP (“WI”), Honolulu, Hawaii (attorneys at law) since July 2007, Partner, WI, from 1971 to June 2007; Director of HEI; Non-Executive Chairman of the Board of HEI since May 2006.	66	2003

The Bylaws of A&B provide that no person (other than a person nominated by or on behalf of the Board) will be eligible to be elected a director at an annual meeting of shareholders unless a written shareholder’s notice in proper form that the person’s name be placed in nomination is received by the Chairman of the Board, the President, or the Corporate Secretary of A&B not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the preceding annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include specified information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Separate procedures have been established for shareholders to submit director candidates for consideration by the Nominating and Corporate Governance Committee. These procedures are described below under the subsection “Nominating Committee Processes.”

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Independence. The Board has reviewed each of its current directors and has determined that all such persons, with the exception of Mr. Doane, who is an executive officer of A&B, are independent under New York Stock Exchange (“NYSE”) rules. In making its independence determinations, the Board considered the following transactions, relationships or arrangements not otherwise disclosed elsewhere in this Proxy Statement:  Dr. Chun -- the purchase of a condominium unit from an A&B subsidiary at the market price, a leasing relationship and a property development relationship between a joint venture in which a subsidiary of A&B is a member and Kamehameha Schools, an entity with which Dr. Chun is employed; and A&B’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods – A&B’s banking relationships with First Hawaiian Bank, an entity of which Mr. Dods was Non-Executive Chairman of the Board until his retirement as Chairman in December 2008 (he remains a director of First Hawaiian Bank); and Mr. Watanabe – A&B’s banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director, and which is a subsidiary of HEI, an entity of which Mr. Watanabe is Non-Executive Chairman of the Board, and electricity sales by a division of A&B to a subsidiary of HEI.

Board of Directors and Committees of the Board. The Board of Directors held ten meetings during 2008. In conjunction with four of these meetings, the non-management directors of A&B met in formally-scheduled executive sessions, led by the Lead Independent Director. In 2008, all directors were present for at least 75 percent of the meetings of the A&B Board of Directors and Committees of the Board on which they serve, and eight of the nine directors were present at 100 percent of such meetings. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  Each of the Audit, Compensation and Nominating and Corporate Governance Committees is governed by a charter, copies of which are available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com and are available in print upon request addressed to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention:  Corporate Secretary.

Audit Committee:  The current members of the Audit Committee, which held six meetings during 2008, are Mr. Pasquale, Chairman, Mr. Baird, Mr. Dods and Ms. Lau, each of whom is an independent director under the applicable NYSE listing standards and SEC rules and regulations. All four members of the Audit Committee have been determined by the Board of Directors to be audit committee financial experts under the rules of the SEC. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report which appears in this Proxy Statement.

Compensation Committee:  The current members of the Compensation Committee, which held five meetings during 2008, are Mr. King, Chairman, Dr. Chun, Ms. Shaw and Mr. Watanabe, each of whom is an independent director under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board.

The following are the processes and procedures performed by the Compensation Committee:

·	Reviews the Company’s compensation, benefit and incentive plans, and, if appropriate, adopts or recommends to the Board the adoption of new plans or amendments or termination of existing plans.
·	Approves the granting of any stock option, stock grant, stock appreciation right or other equity-based awards, or deferred compensation under incentive plans.
·
Initiates the performance appraisal process by which the Compensation Committee and the independent directors evaluate the performance of the Chief Executive Officer (“CEO”) and the independent directors approve the CEO’s base compensation level.

·	Approves the compensation of executive officers of the Company, other than the base compensation of the CEO.
·	Evaluates and recommends to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

The Compensation Committee may form subcommittees and delegate such power and authority as the Committee deems appropriate. However, no subcommittee may have fewer than two members and the Committee may not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. Certain authorities have been delegated to the CEO regarding the approval of base compensation of non-executive officers, administration of certain small non-executive sales commission and incentive plans and exceptions to eligibility, and minor adjustments to target opportunities and adjustments to individual goals under the A&B Annual Incentive Plan.

In 2008, the Company’s Compensation Committee retained the independent consulting firm Watson Wyatt Worldwide (“Watson Wyatt”) to assist the Committee in various compensation matters, as described in the Compensation Discussion and Analysis section of this Proxy Statement.

The role of executive officers in executive compensation is described in the Compensation Discussion and Analysis section of this Proxy Statement. Executive officers are not involved in determining director compensation.

Nominating and Corporate Governance Committee:  The current members of the Nominating and Corporate Governance Committee (the “Nominating Committee”), which held three meetings in 2008, are Mr. Dods, Chairman, Dr. Chun and Ms. Shaw, each of whom is an independent director under the applicable NYSE listing standards. The functions of the Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of A&B; recommending to the Board the size of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance principles and other corporate governance issues; and overseeing the annual evaluation of the Board, ensuring that an evaluation of management is occurring and evaluating the Nominating Committee’s performance.

Nominating Committee Processes. The Nominating Committee identifies potential nominees by asking current directors to notify the Nominating Committee if they become aware of qualified persons who might be available to serve on the Board. The Nominating Committee also, from time to time, engages firms that specialize in identifying director candidates.

The Nominating Committee also will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder’s ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of A&B and the candidate’s consent to be named as a nominee if recommended by the Nominating Committee and nominated by the Board for approval by the shareholders.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii, 96813 and must be received not less than 120 days before the anniversary of the date on which A&B’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting.

The Nominating Committee believes that the minimum qualifications for serving as a director of A&B are that a nominee demonstrate high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors that it deems to be in the best interests of A&B and its shareholders, such as business experience, financial expertise and group decision-making skills.

Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee collects and reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

·	Goals and responsibilities of the Board
·	Selection of directors, including the Chairman of the Board and Lead Independent Director
·	Board membership criteria and director retirement age
·	Stock ownership guidelines
·	Director independence, and executive sessions of non-management directors
·	Board self-evaluation
·	Board compensation
·	Board access to management and outside advisors
·	Board orientation and continuing education
·	Leadership development – annual evaluations of the CEO and management succession plans

The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com and is available in print upon request addressed to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention:  Corporate Secretary.

Compensation of Directors. The following table summarizes the cash and non-cash compensation paid by A&B to directors for services rendered during 2008.

2008 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali-fied Deferred Compen- sation Earnings ($)(3)	All Other Compen- sation ($) (4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
W. Blake Baird	67,800	56,773	0	N/A	N/A	0	124,573
Michael J. Chun	72,000	56,773	48,154	N/A	0 (5)	120	177,047
Walter A. Dods, Jr.	101,000	56,773	48,154	N/A	0 (6)	3,000	208,927
Charles G. King	75,000	56,773	48,154	N/A	1,711	1,000	182,638
Constance H. Lau	69,000	56,773	48,154	N/A	N/A	0	173,927
Douglas M. Pasquale	81,000	56,773	48,154	N/A	N/A	0	185,927
Maryanna G. Shaw	67,800	56,773	48,154	N/A	0 (7)	0	172,727
Jeffrey N. Watanabe	67,500	56,773	48,154	N/A	N/A	500	172,927

(1)
Represents the dollar value of a proportional amount of the 1,837 and 1,894 restricted stock units granted via the A&B 2007 Incentive Compensation Plan in 2007 and 2008, respectively, to each director and expensed under SFAS No. 123R, based on the closing price of the Company’s stock on the date of the grant. The grant date fair value for each restricted stock unit award in both years approximated $100,000. Each director had 3,119 restricted stock units outstanding at the end of 2008.

(2)
Represents the dollar value of a proportional amount of options expensed under SFAS No. 123R granted via the A&B 1998 Non-Employee Director Stock Option Plan based on the Black Scholes value on the date of each grant. See Note 11 of the consolidated financial statements of the Company’s 2008 Annual Report on Form 10-K regarding the assumptions underlying valuation of equity awards. There were no options granted in 2008 or 2007. The aggregate number of stock option awards outstanding at the end of 2008 for each director is as follows:  Mr. Baird – 0 shares; Dr. Chun – 36,515 shares; Messrs. Dods and King – 39,000 shares each; Ms. Lau and Ms. Shaw – 24,000 shares each; Mr. Pasquale – 16,000 shares; and Mr. Watanabe – 27,000 shares.

(3)	All amounts are attributable to the aggregate change in the actuarial present value of the director’s accumulated benefit under a defined benefit pension plan.
(4)	Represents charitable contributions under the matching gifts program described below on page 7.
(5)	The change in pension value was a decrease of $7,776.
(6)	The change in pension value was a decrease of $23,087.
(7)	The change in pension value was a decrease of $21,219.

Outside directors received an annual cash retainer of $33,000. Messrs. King and Dods received an additional annual retainer fee of $7,500 for serving as Chairpersons of the Compensation Committee and the Nominating Committee, respectively, and Mr. Pasquale received an additional annual retainer fee of $12,000 for serving as Chairperson of the Audit Committee. Mr. Dods received an additional annual retainer fee of $20,000 for serving as the Lead Independent Director. Outside directors received an attendance fee of $1,500 per Board meeting and, in addition, attendance fees of $1,500 per committee meeting. All directors of A&B served as directors of A&B’s Matson subsidiary and, in such capacities, outside directors received attendance fees of $1,200 per Matson Board meeting.  Directors who are employees of A&B or its subsidiaries do not receive compensation for serving as directors. Outside directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; no directors have deferred any of these fees.

Under the terms of the Alexander & Baldwin, Inc. 2007 Incentive Compensation Plan (“2007 Plan”), an automatic grant of $100,000 in restricted stock units is given to each director who is elected or reelected as an outside director of A&B at each Annual Meeting of Shareholders. The award vests in equal increments over three years.  Outside directors may defer $10,000 - $100,000 of their vested shares until cessation of board service, the fifth anniversary of the award date, or whichever is earlier. Two directors have elected to make such a deferral.

Under A&B’s retirement plan for directors, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 65, whichever is later (but in no event later than the date of the first annual meeting of shareholders after the director attains age 72), that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her retirement or other termination, plus 10 percent of that amount, up to an additional 50 percent, for each year of service as a director over five years. Effective December 31, 2004, these retirement benefits were frozen based on a director’s service and retainer on that date and no further benefits accrue for subsequent periods.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on A&B business. They also may participate in the Company’s matching gifts program, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 for each director annually.

Director Share Ownership Guidelines. The Board has adopted a “Share Ownership Guideline Policy” for itself, encouraging each non-employee director to own A&B common stock (including restricted stock units) with a value of five times the amount of the current cash retainer of $33,000 or three thousand (3,000) shares. Directors will endeavor to obtain the specified amount of shares by April 1, 2010, or within five years of becoming a director, whichever period is later.  All non-employee directors have met the established guidelines.

Shareholder Communications with Directors. Shareholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o A&B Law Department” at A&B’s headquarters at 822 Bishop Street, Honolulu, Hawaii  96813.

All communications received as described above will be opened by the A&B Law Department for the sole purpose of determining whether the contents constitute a communication to A&B’s directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to the Board or to any group of directors, the A&B Law Department will make sufficient copies of the contents to send to each addressee.

In addition, it is A&B policy that directors are invited and strongly encouraged to attend the Annual Meeting of Shareholders. All of the directors attended the 2008 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by A&B on February 20, 2009 to have owned beneficially more than five percent of A&B’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

Barclays Global Investors, NA 400 Howard Street San Francisco, CA 94105	2,265,455 (a)	5.5%
Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, NY 10017	2,182,260 (b)	5.3%

(a)
As reported in the Schedule 13G dated February 6, 2009 (the “Barclays 13G”) filed with the SEC. According to the Barclays 13G, Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd. and Barclays Global Investors Canada Limited, have, in the aggregate, sole voting power over 1,845,253 shares, sole dispositive power over all 2,265,455 shares, and does not have shared voting or shared dispositive power over any shares.

(b)
As reported in the Schedule 13G dated February 13, 2009 (the “Third Avenue 13G”) filed with the SEC. According to the Third Avenue 13G, Third Avenue Management LLC has sole voting power and sole dispositive power over all 2,182,260 shares, and does not have shared voting or dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 20, 2009 by each director and nominee, by each executive officer named in the “Summary Compensation Table” below, and by directors, nominees and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned (a)(b)(c)	Stock Options (d)	Total	Percent of Class
W. Blake Baird	3,262	0	3,262	--
Michael J. Chun	9,379	33,848	43,227	0.1
W. Allen Doane	266,423	561,586	828,009	2.0
Walter A. Dods, Jr.	46,331	36,333	82,664	0.2
Charles G. King	15,697	36,333	52,030	0.1
Constance H. Lau	1,612	21,333	22,945	--
Douglas M. Pasquale	5,962	13,333	19,295	--
Maryanna G. Shaw	266,597	21,333	287,930	0.7
Jeffrey N. Watanabe	1,830	24,333	26,163	--
Christopher J. Benjamin	39,125	62,503	101,628	0.2
James S. Andrasick	110,674	90,222	200,896	0.5
Stanley M. Kuriyama	94,236	156,304	250,540	0.6
Matthew J. Cox	20,026	27,416	47,442	0.1
20 Directors, Nominees and Executive Officers as a Group	979,824	1,182,137	2,161,961	5.1

(a)
Amounts do not include shares owned by spouses of those directors and executive officers who disclaim beneficial ownership thereof, as follows: Ms. Shaw – 17,121 shares. Amounts do not include shares beneficially owned in a fiduciary capacity by trust companies or the trust departments of banks of which A&B directors are trustees or directors, including as follows:  BancWest Corporation – 160,884 shares, Bank of Hawaii – 500,799 shares, The Wallace Alexander Gerbode Foundation, of which Ms. Shaw is a trustee – 40,000 shares, and the William Garfield King Educational Trust, of which Mr. King is a trustee – 400 shares.  Amounts include 20,000 shares held in a trust by the spouse of Mr. Benjamin.

(b)
Amounts include shares as to which directors, nominees and executive officers have (i) shared voting and dispositive power, as follows:  Mr. Baird – 3,262 shares, Dr. Michael Chun – 8,060 shares, Mr. King – 685 shares, Ms. Lau – 700 shares, Mr. Pasquale – 5,962 shares, Ms. Shaw – 18,248 shares, and directors, nominees and executive officers as a group – 40,396 shares and (ii) sole voting power only:  directors, nominees and executive officers as a group – 187 shares.

(c)	12,012 shares owned by Mr. King and 200,000 shares owned by Ms. Shaw are held in margin accounts at a brokerage firm.
(d)
Amounts reflect shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired prior to April 21, 2009 through the exercise of stock options.  Amounts do not include 251,301 restricted stock units that have been granted to the directors and executive officers as a group that may not be acquired prior to April 21, 2009.

        Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires A&B’s directors and executive officers, and persons who own more than 10 percent of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. A&B believes that during fiscal 2008, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction or arrangement requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings via fax, e-mail or written correspondence. Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Walter A. Dods, Jr., a director of A&B, owns an approximately 29 percent interest in a corporation that, in 2007, purchased a company that previously had entered into a ten-year commercial lease (with two five-year renewal options) at market rates with a subsidiary of A&B. The amount of gross rent paid in 2008 was $162,606 and the remaining aggregate net rent obligation under the lease, which term expires in October 2017, is $1,240,900.

Constance H. Lau, a director of A&B, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board and Chief Executive Officer of American Savings Bank, F.S.B., a subsidiary of HEI. A&B and its subsidiaries have a number of relationships with American Savings Bank, including:

American Savings Bank (i) has a 10.8 percent participation in A&B’s $225 million revolving credit and term loan agreement, of which, in 2008, the largest aggregate amount of principal outstanding was $149,000,000; $184,000,000 and $1,968,393 were paid in principal and interest, respectively; and $70,000,000 was outstanding on February 20, 2009, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on A&B’s current credit rating) plus LIBOR, (ii) has a 10.8 percent participation in Matson’s $100 million revolving credit and term loan agreement (such loan being linked to the $225 million facility described in (i) above), of which, in 2008, there were no amounts outstanding and no principal or interest paid, and $60,000,000 was outstanding on February 20, 2009, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on Matson’s current credit rating) plus LIBOR, (iii)  is a commercial tenant in certain property owned by an A&B subsidiary, under a lease with a term that expires in December 2017, with aggregate gross rent in 2008 of $67,560, and aggregate net rent from and after January 1, 2009 of $482,188, and (iv) is a holdover lessee in A&B’s Mililani Shopping Center with a month-to-month lease for a net monthly rent of $9,720 and is a holdover lessee and licensee in A&B’s Maui Mall Shopping Center, with a month-to-month lease and a month-to-month license for a net monthly rent of $800 and $1,800 per month, respectively.

In 2008, an A&B division sold electricity that it had produced to Maui Electric Company, Inc., an HEI subsidiary, in the amount of approximately $23,751,000.

Ms. Lau’s spouse is the President and Chief Executive Officer of Finance Enterprises, Ltd., a Hawaii-based financial institution. Subsidiaries of Finance Enterprises have two commercial leases with a subsidiary of A&B, with terms expiring in September 2010 and November 2012, with aggregate gross rents in 2008 of $178,565, and aggregate net rents from and after January 1, 2009 of $386,901.

The brother of Matthew J. Cox, President of Matson, is an officer in a company from which Matson leases transportation equipment. The aggregate amount paid under the lease in 2008 was $2,022,300, and the remaining aggregate rental obligation, which expires in July 2011, is $1,962,072.

Code of Ethics. A&B has adopted a Code of Ethics (the “Code”) that applies to the CEO, Chief Financial Officer (“CFO”) and Controller. A copy of the Code, along with copies of Codes of Conduct applicable to all directors, officers and employees of A&B, is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com, and is available in print upon request addressed to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention:  Corporate Secretary. A&B intends to satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of the Code by posting such information on its website.

        Code of Conduct. A&B has adopted a Code of Conduct, which is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com, and is available in print upon request addressed to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention:  Corporate Secretary.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

The CD&A addresses A&B’s compensation practices for 2008 for the five executive officers named in the Summary Compensation Table below (collectively, the “Named Executive Officers” or “NEOs”).

Compensation Overview

Compensation Philosophy and Objectives. The Company seeks to align its objectives with shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance. To achieve this, the Company uses the following pay elements (described in further detail under “Pay Elements” below):

·	Salary,
·	Annual cash incentives,
·	Equity-based incentives,
·	Health and welfare benefits,
·	Retirement benefits,
·	Severance Plan and Change in Control agreements, and
·	Executive perquisites.

Target Compensation Percentiles. To achieve the Company’s compensation philosophy, the Compensation Committee has set target compensation percentiles as follows:

·	Cash compensation at or about the 50th percentile of competitive survey data (described in detail under “The Role of Survey Benchmarking”).
·	Total direct compensation (salary, annual incentives at target and long-term incentives) at or about the 60th percentile.
·	Total compensation (total direct compensation, plus health and welfare benefits, retirement benefits and perquisites) at or about the 60th percentile.

Actual compensation may be higher or lower, depending on Company and individual performance.

The Company’s target compensation percentiles reflect the highly competitive and unique businesses and geographies in which it competes. Attracting and retaining top talent in these businesses and geographic segments, particularly Hawaii and the San Francisco Bay Area, where the high cost of living and competitive job market normally challenge the Company’s staffing efforts, remain difficult. Notwithstanding the challenging environment, A&B has been able to successfully compete for talent with its current target compensation levels. In 2008, a competitive assessment of salary, target annual and target long-term incentives for Company executives was conducted and found that salaries and target total cash compensation are at about the 40th percentile and total direct compensation is at about the 50th percentile of competitive practices.  While this is below the established compensation philosophy, the Committee believes this is appropriate at this time given the economic environment.

Combination of Pay Elements. The Company’s target compensation percentiles, described above, result in a program that places greater emphasis on performance-based compensation and also focuses on long-term talent retention. The Committee believes that this is consistent with one of its key compensation objectives, which is to align management interests with shareholder interests.  The Compensation Committee places more emphasis on incentive compensation than competitive practice, as shown in the table below.  The Committee believes this philosophy provides the greatest benefit to shareholders.

Percentage of Target Total Direct Compensation Provided by Each Pay Element

NEO	A&B NEOs			Competitive
	Salary	Annual Incentives	Long-Term Incentives	Salary	Annual Incentives	Long-Term Incentives
Mr. Doane	18%	13%	69%	21%	19%	60%
Mr. Benjamin	29%	17%	54%	35%	21%	44%
Mr. Andrasick	31%	17%	52%	33%*	22%*	45%*
Mr. Kuriyama	28%	17%	55%	33%	22%	45%
Mr. Cox	38%	19%	43%	35%	22%	43%
* Based upon information up to October 2008, at which time Mr. Andrasick executed an executive transition agreement described further in the section entitled “Employment Agreements” (the “Executive Transition Agreement”).

The Compensation Committee does not use specific formulas to determine the mix of pay elements, or the allocation between cash and non-cash compensation or among non-cash forms of pay.

Review of Total Compensation. As part of determining total compensation, the Compensation Committee reviews:

·	A summary of the value of all compensation elements, both direct and non-direct, provided to the executive during the year,
·	Competitive survey data,
·	The accumulated value of outstanding equity grants and its sensitivity to stock price movement,
·	Health and welfare benefits and retirement plan balances,
·	Company and individual performance,
·	Economic environment, and
·	Business unit strategic goals and performance expectations.

The Compensation Committee uses this information to evaluate:

·	Consistency with the Company’s compensation philosophy,
·	Consistency with competitive survey data,
·	Internal pay equity based on individual performance, job level and competitive compensation data, and
·	The effect of potential payments, awards and plan design changes on the executive’s total pay package.

Internal Pay Equity. The Compensation Committee considers internal pay equity as one factor of many to be considered in establishing compensation for executives.  While there is no policy established regarding the ratio of total compensation of the CEO to that of the other executive officers, the Compensation Committee does review compensation levels to ensure that appropriate equity exists.  In 2008, it reviewed the ratio of the CEO’s salary, total cash and total direct compensation relative to the average compensation for the other four NEOs, as reflected in the table below. These ratios were compared to benchmark survey data to determine whether compensation relationships are competitive.  The Company’s target and actual ratios were found to be within the range of reasonableness and fairly consistent with typical practices for companies of similar size in general industry.

2008 Ratio of Target and Actual CEO Pay to Other NEOs

	Salary	Total Cash Compensation	Total Direct Compensation
A&B Target	2.01 to 1	2.19 to 1	3.38 to 1

A&B Actual*	2.01 to 1	2.30 to 1	3.48 to 1

Benchmark Data (target)	1.84 to 1	2.12 to 1	2.93 to 1
* Based on base salary as of December 31, 2008, annual incentives paid in 2009 for 2008 performance and long-term incentive grants made in January 2008.  This ratio does not reflect the long-term incentive award values in the Summary Compensation Table because the SEC requires reporting of share-based compensation expensed for the year, which typically includes awards from multiple prior years. The Compensation Committee believes reviewing the values for the grants made for a single performance year is more appropriate when considering compensation ratios.

Effect of Recent Economic Challenges on Executive Pay

Recent economic challenges have influenced the Company’s executive compensation programs.  Although the Company’s overall performance in 2008 was favorable, with only a modest seven percent year-over-year decline in earnings in comparison to a very strong 2007 performance, given the increasing weakness in profitability during the latter half of 2008 and the uncertain state of the economy, actions have been taken that reflect the challenges facing the Company.  Incentive compensation awards for 2008 reflected the Company’s lower overall performance, which is consistent with the Company’s focus upon compensation that is performance-based.  No salary increases were provided to NEOs (other than a promotion increase provided to Mr. Cox) in 2008 and no increases are expected again in 2009, unless related to increases in job responsibilities.  In addition, incentive opportunities for 2009 were reduced by 25 percent as part of a number of proactive measures that the Company has put in place for 2009 in light of expected continued economic challenges.  Profit-sharing targets also have been reduced, and certain executive perquisites have been capped.  These actions are considered to be necessary based on expected Company performance in 2009; however, the Compensation Committee may consider exercising its discretion to make adjustments as the year progresses and more is known about A&B’s profitability and the overall economic situation.

The Company also considered the changes in stock price and its effect on the Company’s long-term incentive grants. The impact of a lower share price generally results in more options and restricted shares being granted to plan participants. The Compensation Committee reviewed the resulting number of shares required to meet A&B’s long-term incentive target values and reduced long-term incentive target award values for 2009, and made adjustments to the equity mix as appropriate, factoring in the total shares to be granted for the year and the effect on shareholder dilution.

Pay Elements

The Company provides the following pay elements to its executive officers in varying combinations to accomplish its compensation objectives.

Salary: Salary is intended to provide a competitive fixed rate of pay based upon an executive’s responsibilities.  The Company’s general philosophy is to provide salaries at the median of salaries paid to officers with comparable job responsibilities in general industry companies of similar size to the Company. Factors that are considered in determining salary include:

·	Job responsibilities and experience,
·	The executive’s performance,
·	Competitive survey data,
·	Positioning within the executive’s salary range,
·	Positioning in relation to the Company’s pay philosophy,
·	Projected salary increases in the general industry,
·	The value of the executive’s total pay package at target for the year,
·	Economic conditions, and
·	Company performance.

Potential gains or the accumulated value of compensation under the equity or benefits programs are not considered when determining salary, although they are considered in determining other elements of compensation.

The Board of Directors determines the CEO’s annual salary change on the basis of the factors mentioned above. The Board has a formal performance review process for the CEO that in 2008 included five categories:  financial performance, strategic effectiveness and innovation, business management, talent management, and personal effectiveness. None of the categories are weighted, and there is no overall rating score. Each board member provides written observations and rates the CEO’s performance against the criteria. The Board of Directors discusses the results of the assessment with the CEO, discussing the areas of greatest strength and the areas where improvements could be made. The result of this process is only one factor in determining the CEO’s actual annual salary increase.

The CEO recommends annual salary changes for the other NEOs. Salary increases for NEOs are generally considered by the Compensation Committee in February of each year for implementation on April 1st. In 2008, based on expected financial challenges for the year and at management’s recommendation, no base salary increases were received by the NEOs, except upon increases in job responsibilities.  Similarly, no base salary increases are planned for NEOs in 2009 unless related to increases in job responsibilities or it is determined that economic circumstances have changed materially to support reconsideration.  On October 1, 2008, Mr. Kuriyama was appointed President of A&B and Mr. Cox was appointed President of Matson.  Mr. Cox received a salary increase of 15.4 percent to reflect his increased responsibilities.  Mr. Kuriyama elected not to receive a salary increase.

Salary Information for 2007 - 2008

NEO	Base Salary as of 12/31/07	Amount of Increase	Base Salary as of 12/31/08	Estimated Competitive Market Percentile
Mr. Doane	$803,250	0%	$803,250	50th
Mr. Benjamin	$325,000	0%	$325,000	35th
Mr. Andrasick	$500,000	0%	$500,000	50th*
Mr. Kuriyama	$400,000	0%	$400,000	35th
Mr. Cox	$325,000	15%**	$375,000	50th
* Determined as of October 2008; actual compensation determined under Executive Transition Agreement.
** Reflects an increase upon appointment as President of Matson.

Annual Incentives: Annual incentives are provided through the One-Year Performance Improvement Incentive Plan (“PIIP”) to motivate executives and reward them if they achieve specific corporate, business unit and individual goals. These goals are established in February of each year.

Weighting of Goals. The weighting of the corporate, business unit and individual goals depends on the executive’s position and responsibilities. The 2008 weighting is as follows and was determined by the Compensation Committee to provide proper balance between financial and strategic goals:

Weighting of 2008 PIIP Goals for NEOs

NEO	Unit	Corporate	Business Unit	Individual
Mr. Doane	Corporate	70%	0%	30%
Mr. Benjamin	Corporate	70%	0%	30%
Mr. Andrasick	Transportation	20%	50%	30%
Mr. Kuriyama	Real Estate	20%	50%	30%
Mr. Cox	Transportation	0%	70%	30%

In 2009, the weighting of goals for Messrs. Kuriyama and Cox were revised to 70 percent corporate and 30 percent individual for Mr. Kuriyama and 20 percent corporate, 50 percent transportation business unit and 30 percent individual for Mr. Cox, reflecting changes to their job responsibilities.

Determination of Annual Cash Incentive Award. Each component -- corporate, business unit and individual -- is evaluated against the respective performance measures and goals.  There are three levels of award opportunities for each component:  threshold, target and extraordinary. In 2008, target award opportunity levels for NEOs range from 50 percent to 70 percent of salary. If a threshold goal is not achieved, there will be no payout for that component. If threshold goals are achieved, a participant will receive 50 percent of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant will receive 100 or 200 percent, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  No additional award is provided for performance above the extraordinary goal level.

The CEO reviews the annual cash incentive award calculations for each individual (other than himself), and makes recommendations to the Compensation Committee regarding payouts, including the reasons for his recommendations. The Compensation Committee approves the awards and has discretion to modify recommended awards, both positively and negatively, to take into consideration factors it believes more appropriately reflect the performance of the Company, unit, or individual. Such factors may vary, but may include, for individuals, adjustments for an executive taking on temporary but significant additional responsibilities to his normal job role or, for the Company or a business unit, adjustments for extraordinary events.

Working with Watson Wyatt-supplied reports and using data as described in the benchmark section on page 18, management and the Compensation Committee reviewed target award levels for the annual cash incentive awards and confirmed that each NEO is at or below the 50th percentile and target total cash is below the 50th percentile for each of the NEOs, as shown in the table below. In line with other expense reduction measures taken by the Company, target incentive opportunities for 2009 for each NEO have been reduced by the Committee by 25 percent.  The Committee may adjust opportunity targets to more competitive levels at any time it deems it reasonable.

Target Total Cash Positioning for 2008

NEO	Base Salary as of 12/31/08	2008 Target Bonus	Target Total Cash as of 12/31/08 (Including Base Salary)	Estimated Competitive Market Percentile
Mr. Doane	$803,250	70%	$1,365,525	40th
Mr. Benjamin	$325,000	60%	$520,000	35th
Mr. Andrasick	$500,000	55%	$775,000	45th*
Mr. Kuriyama	$400,000	60%	$640,000	30th
Mr. Cox	$375,000	55%	$581,250	40th
* Determined as of October 2008; actual compensation determined under Executive Transition Agreement.

While the Compensation Committee does not anticipate circumstances under which a restatement of earnings upon which incentive compensation award decisions were based would occur, should such circumstances arise the Compensation Committee has the discretion to take necessary actions to protect the interests of shareholders, including actions to seek to recover such incentive awards.  In 2008, the Compensation Consultant provided the Committee with an overview of current market practices with regard to recovery or recoupment policies.  The Committee plans to further review this issue in 2009.

Company and Business Unit Performance. The corporate component measure in 2008 was based on the operating plan approved by the Board of Directors and was weighted 65 percent on corporate profit before income tax and 35 percent on return on invested capital (“ROIC”). Performance goals for the Transportation and Real Estate units were weighted 65 percent on business unit profit before income tax and 35 percent on ROIC. Profit before income tax was selected as a performance component because the Company believes it best reflects the results of business execution and profitability levels. ROIC was chosen as a performance component because it is a key measure in identifying how effectively the Company is utilizing its capital resources. The Company believes that both performance goals align shareholder and executive interests.

The annual corporate and business unit targets reflect the Company’s Board-approved operating plan. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives, and the Company’s strategic plan.

If performance with respect to a corporate or business unit component is below the threshold level, there is no incentive payout made for that component. The target levels for corporate and business unit goals were set at 100 percent of the 2008 Board-approved operating plan amounts. Should the Company or any business unit exceed the extraordinary level of performance, awards are capped at the extraordinary level. However, the Compensation Committee believes that part of its role is to apply informed discretionary judgment to the goals and achievements.  For 2008 performance, as it has in years past, the Committee made a planned adjustment to profit before income tax results to take into consideration imputed interest on stock repurchases.

For determination of award levels for 2008, the Company’s 2008 operating performance was compared to the performance goals approved by the Compensation Committee in January 2008. Corporate goals and actual results were as follows:

Corporate Goal	Threshold	Target	Extraordinary	Actual
Profit Before Income Tax	$205,925,250	$242,265,000	$266,491,500	$211,305,400*

ROIC	8.25%	9.70%	10.67%	9.08%
*  This includes an adjustment described above.

Business unit goals and actual results were as follows:

Business Unit Goal	Threshold	Target	Extraordinary	Actual
Transportation Profit Before Income Tax	$118,174,650	$139,029,000	$152,931,900	$113,047,400

Transportation ROIC	10.62%	12.49%	13.74%	11.01%

Real Estate Profit Before Income Tax	$114,422,750	$134,615,000	148,076,500	$142,553,800

Real Estate ROIC	8.73%	10.27%	11.30%	10.77%

        Operating performance in 2008 was lower than planned, with consolidated corporate profit before income tax and ROIC between threshold and target levels.  While results were below objectives, they were achieved in a rapidly deteriorating economic environment.  As the result of a strong first half performance in development sales, solid property sales throughout the year and aggressive cost-reduction measures, the Company posted a favorable full-year result, representing a modest seven percent year-over-year decline in earnings compared to a strong 2007 performance.

Individual Performance. In addition to corporate and business unit performance goals, each NEO had 30 percent of his 2008 award based on achieving individual goals. These individual goals vary, depending upon the NEO’s position in the Company and/or the activities of the NEO’s business unit. Certain individual goals are objective and therefore measurable; other individual goals are more qualitative in nature. Individual goals are approved by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target, and extraordinary levels.

Mr. Doane’s individual goals addressed succession planning actions in collaboration with the Board of Directors, expanding and enhancing investor relations, meeting or exceeding the Company’s Board-approved operating plan objectives, and updating and implementing longer-term growth objectives. The Committee and the Board assessed the CEO’s overall performance relative to the combined individual goals set for him at the beginning of the year. Mr. Doane’s overall accomplishments were determined by the Compensation Committee to be between the target and extraordinary levels.

Mr. Benjamin’s individual goals addressed company-wide internal controls, enhancing investor relations programs, updating and implementing the Company’s strategic plan, identifying and evaluating potential growth initiatives, evaluating energy production opportunities, and implementing corporate information technology initiatives. Mr. Benjamin’s overall accomplishments were determined to be between the target and extraordinary levels.

Mr. Andrasick’s individual goals addressed succession planning; growing Matson Integrated Logistics’s and Matson Global Distribution Services’s revenues and earnings through new products, services, and acquisitions; monitoring and coordinating governmental issues affecting Matson’s operations; executing Matson’s fleet replacement strategy and other growth initiatives; and successfully concluding negotiations on a number of Matson’s shoreside and offshore labor agreements.  Mr. Andrasick’s overall accomplishments were determined to be between the target and extraordinary levels.

For the majority of the year, Mr. Kuriyama’s individual goals were related to his former position of President and Chief Executive Officer of A&B Land Group and addressed achieving entitlements and sales for certain real estate projects, identifying and funding new project investments, increasing sugar production and evaluating energy development, and supervising the overall performance of key development projects.  Mr. Kuriyama was appointed President of A&B, effective October 1, 2008 at which time he assumed oversight of Matson’s ocean transportation operations, as well as additional corporate oversight of Government & Community Relations and Human Resources.  Due primarily to the continued shortfall in sugar production and the dramatic decline in real estate development activity, Mr. Kuriyama’s overall accomplishments were determined to be below the threshold level.

Mr. Cox’s individual goals addressed increasing the profitability of Matson’s Guam/China/Micronesia/Mid-Pacific services, increasing productivity and reducing costs of Matson’s Hawaii service, managing Hawaii service standards, executing Matson’s fleet replacement strategy, implementing other growth initiatives and implementing the information technology operating systems for Matson Integrated Logistics and Matson’s terminals in Honolulu.  Mr. Cox was appointed President of Matson, effective October 1, 2008 at which time he assumed overall responsibility for Matson’s ocean transportation operations.  Mr. Cox’s overall accomplishments were determined to be between the target and extraordinary levels.

Equity-Based Compensation:  The equity portion of the total compensation program is designed to:

·	Align management and shareholder interests,
·	Provide an incentive to increase shareholder value over the longer-term, and
·	Provide a means to attract, motivate and retain, as well as reward, the management team responsible for the success of the Company.

The types of equity-based compensation provided to executives in 2008 and 2009 are nonqualified stock options, time-based restricted stock units and performance-based restricted stock units. Because a financial gain from stock options is only possible if the price of the Company’s stock has increased and because these stock options vest over an extended time period, the Compensation Committee believes these grants encourage behaviors and initiatives that focus on increasing A&B’s stock price over an extended time frame, which benefits all shareholders of A&B. Time-based restricted stock unit grants are intended to focus behaviors on long-term stock price improvement, share ownership and, through forfeiture conditions, strengthen retention of participants. Performance-based restricted stock unit grants are intended to focus behaviors on the same objectives as time-based restricted stock unit grants, as well as on achieving specific performance goals.

The Company’s long-term incentive award opportunities target the combination of salary, target annual incentives and long-term incentive award opportunities at the 60th percentile of the competitive survey data. However, for 2008, the Committee granted such awards at about the 55th percentile.  Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Based on current market data provided by Watson Wyatt, the CEO makes recommendations for each executive officer (except himself) to the Compensation Committee, which retains full discretion to accept, reject or amend his recommendations. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

·	Company and individual performance,
·	The executive officer’s current and expected future contributions to the Company,
·	Effect of a potential award on total compensation and philosophy,
·	Internal equity relationships,
·	Benchmark data,
·	Economic environment, and
·	Size of recent grants.

None of these factors are weighted.

The Compensation Committee, with the assistance of Watson Wyatt, reviews and determines the appropriate types and weights of equity grants each year. For January 2008 and 2009, the Compensation Committee made equity grants in a combination of stock options, time-based restricted stock units and performance-based restricted stock units. The mix of the value of these three components in 2008 was weighted one-third each. The Compensation Committee believes a mix of grants provides upside opportunity through the use of stock options, but balances that potential upside with the downside risks of an actual shareholder delivered through grants of restricted stock units, and ties a portion of equity compensation to achieving a specific performance goal through grants of performance-based restricted stock units. For 2009 grants the Committee revised the mix of the value of the three components, with 25 percent of the targeted long-term incentive value based on stock options, 37.5 percent of the value tied to time-based restricted stock units and 37.5 percent of the value tied to performance-based restricted stock units.  The Committee revised the mix to minimize the number of shares needed to make long-term incentive grants and limit shareholder dilution.  In determining the number of shares to be granted for the 2009 long-term incentive awards, the Committee used calculations provided by Watson Wyatt using a share price assumption that was higher than the stock price on the date of grant.  The difference in the actual stock price at grant and the stock price assumption used for determining the number of shares granted, resulted in a slightly different mix in value (approximately 20 percent stock options, 40 percent time-based restricted stock units, and 40 percent performance-based restricted stock units) and also resulted in lower award values than originally intended by the Committee by approximately 12 percent, with the exception of Mr. Andrasick, per the terms of his Executive Transition Agreement.  However, given the recent daily volatility of the stock market, the Committee agreed in advance that this was the most sensible approach. In addition, beginning with the 2009 award, the Compensation Committee increased the vesting period for performance-based restricted stock units from one-year vesting to vesting in equal increments over three years.  The Compensation Committee felt that the increased vesting period was in line with market practices, would strengthen alignment with shareholders and, through forfeiture conditions, strengthen retention of participants.

In 2009, given the unprecedented economic environment and the decrease in stock price compared to prior years, the Committee took into account various considerations when determining award amounts, including but not limited to, shares available for grant under the 2007 Plan, reduced cash incentive targets, base salary versus market competitive data, and survey data for long-term incentives at the 50th percentile.  The most current survey data available on long-term incentives was based on 2008 market data because the 2009 surveys had not been published at the time grants were made.  As marked differences were expected in the 2009 surveys, as indicated by data from various flash surveys published in the fourth quarter of 2008, the Committee did not rely as heavily on a percentile target as in past years but also took into account various other factors in making grant determinations.  At management’s recommendation, the Committee decided to grant at or below the 50th percentile of competitive practices as opposed to the 60th percentile target stated in its long-term incentive compensation philosophy, to reflect expected challenges to the Company’s financial performance.  However, the exact positioning was not known because, as previously stated, survey data had not been published reflecting current competitive granting practices given the economic downturn.  Other considerations taken into account included zero percent salary increases for the NEOs in 2009, reduction of cash incentive target opportunities for 2009, the current stock price, and the number of shares remaining under the 2007 Plan.  Consistent with prior years, Watson Wyatt provided a guideline range for equity grants for the Compensation Committee to consider in making the 2009 long-term incentive awards, representing the 25th, 50th, 60th, and 75th percentiles of competitive long-term incentive award values as determined through survey sources (Watson Wyatt and Towers Perrin – see The Role of Survey Benchmarking on page 18).  As noted earlier, the survey sources represented granting practices for 2008 and were the most current survey data sources available.  The Committee presumed that the current economic downturn would have a negative effect on 2009 survey data and took this into account when determining awards.

Although the Company's compensation philosophy for long-term equity awards targets the 60th percentile, the actual awards as determined by the Committee on the basis of the factors listed above resulted in grants that were at the 45th percentile for Mr. Doane, 47th percentile for Mr. Benjamin, 57th percentile for Mr. Kuriyama, and 47th percentile for Mr. Cox, according to the 2008 survey data.  Mr. Andrasick’s 2009 award, made in accordance with the terms of his Executive Transition Agreement, resulted in grants at the 55th percentile.  Upon his retirement on August 31, 2009, Mr. Andrasick’s performance-based and time-based restricted stock unit components of his 2009 long-term incentive award will be subject to pro rata vesting under the terms of the 2007 Plan.  As a result, the realizable value of the 2009 award will be less than the nominal dollar value at grant.

For the 2008 performance-based restricted stock unit grants made in January 2008, three levels of performance goals were established based on achieving corporate profit before income tax goals, as described in the previous “Company and Business Unit Performance” section:  threshold, target and extraordinary. If the threshold level is not achieved, the grants are forfeited. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  In 2008, the Company’s performance was between threshold and target goals, as discussed in the previous “Company and Business Unit Performance” section, and resulted in executives earning 65 percent, or less than 100 percent, of their targeted performance-based shares.

Retirement Plans:  The Company provides various retirement plans to assist its executives and other employees with retirement income savings and increase the attractiveness of employment with the Company by providing a competitive retirement package. None of the qualified or nonqualified retirement plans are tied directly to Company performance, with the exception of the A&B Profit Sharing Plan as described below. The Committee periodically reviews the value of benefits from the retirement plans in conjunction with all other forms of pay in making compensation decisions.

A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson:  The A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson (“Qualified Retirement Plans”), which are tax-qualified defined benefit pension plans, provide retirement benefits to the Company’s salaried non-bargaining unit employees. The Pension Benefits table of this Proxy Statement shows estimated present values of annual accrued retirement benefits of covered participants payable at age 62 (the earliest age at which benefits are unreduced), or current age, if older, under these plans.

In 2007, the Compensation Committee and management worked with Watson Wyatt to review the design of these plans and amended them to apply a “cash balance” formula for all salaried non-bargaining unit employees joining the Company after December 31, 2007. The decision to amend the plans was based on the need to provide a more attractive and portable plan to employees, improve asset management, mitigate financial risks, improve plan costs, increase employee responsibility in retirement planning and remove unintentional retention or early retirement incentives. The Company will maintain the current calculation formulas for employees hired prior to January 1, 2008, including all the NEOs.

Non-Qualified Benefits Plans:  The Company has the following non-qualified benefits plans for executives that are designed to meet the retirement plan objectives described above. With the exception of the A&B Excess Benefits Plan, no new participants have been added since 1997, and there are no plans to add any participants in the future.

·
A&B Excess Benefits Plan. Complements the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law.

·
A&B Executive Survivor/Retirement Benefit Plan: Provides executives with either a death or retirement benefit. This plan has three active participants, only one of whom, the CEO, is an NEO. Participants may elect to elect to receive the benefit as a lump sum, instead of a payout of monthly installments over ten years.

·
A&B 1985 Supplemental Executive Retirement Plan: Enhances the Company’s ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. This plan has three active participants, only one of whom, the CEO, is an NEO.

A&B Profit Sharing Retirement Plan and Individual Deferred Compensation Plan:  The Company has a performance-based Profit Sharing Retirement Plan available to all salaried non-bargaining unit employees that provides for discretionary contributions to participants of up to 3 percent of compensation based on the degree of achievement of income before taxes as established in the Company’s annual Board-approved operating plan.  In 2008, available contributions were set between one percent and three percent.  In 2009, given the challenging environment facing the Company, available contributions were set between zero and three percent.  The Company also has an Individual Deferred Compensation Plan (a 401(k) plan), available to all salaried non-bargaining unit employees, that generally provides for a match of up to three percent of the compensation deferred by a participant during the fiscal year.

For 2008, the Compensation Committee determined that all participants would receive 1.1 percent of their eligible compensation, based upon the Company’s between-threshold and target performance for its profit before income tax goal, in addition to matching contributions under the Company’s Individual Deferred Compensation Plan. The value of the Company’s 2008 profit sharing contribution and Individual Deferred Compensation matches for NEOs are included in the Summary Compensation Table of this Proxy Statement.

Employment Agreements:  Except as set forth below, the Company does not provide employment agreements for any of the NEOs. The Company believes in a policy of “at will” employment.

On August 28, 2008, as part of its executive succession planning and to provide for an orderly transition, Matson entered into an Executive Transition Agreement with Mr. Andrasick in which Mr. Andrasick, who was President and Chief Executive Officer of Matson, will serve as Matson’s Chairman of the Board from October 1, 2008 to August 31, 2009, at which time Mr. Andrasick will retire from the Company.  To recognize Mr. Andrasick for his past contributions to Matson and A&B, the Company determined that all elements of Mr. Andrasick’s compensation will remain the same, including an equity grant in 2009 at the same level of award as in 2008, with the number of options and shares to be determined by the methodology approved by the Compensation Committee and subject to the terms of the 2007 Plan.

Executive Perquisites and Benefits:  The Company provides limited perquisites as part of a competitive pay package for executives. An analysis in 2007 of these perquisites against the benchmark data shows the perquisites for each of the NEOs are below the 50th percentile. The aggregate cost for all five NEOs in 2008 was $81,435.  In 2009, the Company capped payments of club memberships at $250 per month.

Severance Plan and Change in Control Agreements: The Company provides a Severance Plan and Change in Control Agreements to certain executives, including each of the NEOs, to retain talent during transitions due to a Change in Control or other covered event and to provide a competitive pay package. In particular, Change in Control agreements promote the continuation of management to ensure a smooth transition and protect the underlying stock value during the transitional period. The Compensation Committee designed the original agreement terms with the intent to provide a competitively structured program, and yet be conservative overall in the size and amounts of potential award payouts. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential payouts under these arrangements, as the Committee considers how increases in the other pay components will affect the size of the potential payments under these arrangements, and how the terms and conditions of these arrangements and incentive plan designs interrelate.

In 2008, Watson Wyatt reviewed the Company’s Change in Control agreements to determine whether the terms of the agreements were consistent with competitive trends and Company philosophy.  As a result of this review, the Company revised the agreements to more closely reflect competitive market trends by setting payouts for stock options at the fair market value on the day of termination rather than at the highest price paid upon a change in control transaction, paying a multiple of target bonus, rather than the highest paid in the past five years, and further limiting the circumstances in which excise tax gross-ups may apply by replacing gross-ups with conditional gross-ups.  The Compensation Committee recognizes that this is an area of significant change and will continue to periodically review the agreements. These agreements are described in further detail in the Other Potential Post-Employment Payments section of this Proxy Statement.

Retiree Health and Medical Plan:  The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits aid in retaining and recognizing long-term service employees and provide for health care costs in retirement. The Company limits its contribution towards the monthly premium, based on the employee’s age and years of service. These benefits are not provided to employees who join the Company after December 31, 2007. The benefits from this plan are reflected in the Other Potential Post-Employment Payments section of this Proxy Statement.

The Role of Survey Benchmarking

The Company uses published survey data as a benchmarking tool, but does not benchmark against specific companies within such surveys.  The Company operates in a number of different industries and therefore does not have a direct peer or comparative group. Accordingly, the Company does not use data that is specific to any individual segment of the Company’s business but instead, based on the recommendation of Watson Wyatt, it uses data from five national and highly recognized published surveys representing a broad group of general industry companies similar in size to the Company to assess the Company’s pay practices.  The survey sources provide only one of the tools that the Committee uses to assess appropriate pay levels.  Internal equity, Company performance, business unit performance, compensation philosophy, performance consistency, historical pay movement, economic environment and individual performance are also reviewed.

The surveys used by Watson Wyatt in their base salary, target total cash analysis  and comparison of CEO pay to other NEOs include: Watson Wyatt 2008/2009 Top Management Compensation Survey, Hay General Market 2008 Executive Compensation Survey, 2008 Mercer U.S. Benchmark Database - Executive Compensation Survey, and the Towers Perrin U.S. CDB General Industry Executive Database 2008 Descriptive Statistics. These surveys represent between 300 to 2,400 companies, depending on the survey source. Watson Wyatt uses data subsets in each survey that represent companies of similar size with revenues between $500 million and $2.5 billion. These data subsets provide compensation information for 40 to 200 companies, depending on the survey. The Company believes that the number of surveys used for benchmarking and the size of the survey samples are meaningful and provide appropriate pay comparisons. Benchmarking is just one factor used in setting executive compensation.

Because of differences in the methodologies, timing of the release of survey results, cost of surveys and the type of data covered, each of the five nationally published surveys may not be used for benchmarking all pay components.  For salary and annual cash incentives, Watson Wyatt 2008/2009 Top Management Compensation Survey, Hay General Market 2008 Executive Compensation Survey, 2008 Mercer U.S. Benchmark Database - Executive Compensation Survey, and the Towers Perrin U.S. CDB General Industry Executive Database 2008 Descriptive Statistics were used. For target long-term incentives and internal equity comparisons, two surveys (Watson Wyatt 2008/2009 Database of Long-term Incentives, Policies and Practices and the Towers Perrin survey listed above) were used because they provided the most current information at the time the analysis was conducted. For health and retirement benefits and executive perquisites, the Company has used Watson Wyatt’s survey databases and proprietary analytical tools. Watson Wyatt benefits database maintains benefits plan information on salaried employees for over 1,300 employers, representing a broad cross section of industry, geographic location and size. Because of the proprietary nature of the Watson Wyatt 2008/2009 Database of Long-term Incentives, Policies and Practices and its inclusion of privately-held companies, a list of the comparator companies in that survey was not made available to the Company or the Compensation Committee and, as a result, cannot be disclosed.  The names of the companies comprising the other four surveys are included in Appendix A.

The Role of the Compensation Consultant

In 2008, the Compensation Committee retained Watson Wyatt to assist the Committee in:

·	Evaluating salary and incentive compensation levels,
·	Preparing a summary of the value of all compensation elements provided to executives during the year, and
·	Reviewing change-in-control agreements.

The Role of Management

Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

·	Attending portions of the Compensation Committee meetings, and meeting periodically with the Committee Chair to discuss executive compensation,
·	Providing management’s perspective on compensation plan structure and implementation,
·	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved operating plans and the Company’s strategic plan,
·	Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts (other than his own),
·
Providing recommendations, based on information provided by Watson Wyatt, regarding pay levels for officers (other than the CEO) on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance and

·	Assisting in preparing agendas and information for Committee meetings.

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and on the Company. Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain executive compensation in excess of $1,000,000 for any fiscal year, except for certain “performance-based compensation.”  The Compensation Committee will not necessarily limit executive compensation to that amount, but will consider it as one factor in its decision-making. The A&B 1998 Stock Option/Stock Incentive Plan (the “1998 Plan”) is not Section 162(m)-compliant except as it applies to the granting of options; however, the 2007 Plan has been structured to qualify for tax deductibility under Section 162(m), if certain conditions are met.

Stock Ownership Guidelines

The Company has had guidelines in place since 1994 to encourage stock ownership among its executives to be achieved within a five-year period. The current ownership goals reflected below were determined by the Committee to provide a vested interest in the Company and ensure commitment to longer-term decision-making among senior officers. Executives are required to own a value of stock of 3.5 times to 5 times (as set forth below) the amount of the covered executive’s current salary.

Position	Salary Multiple
CEO	5X
Other NEOs	3.5X

Four of the five NEOs have met, and for the most part significantly exceeded, the ownership guidelines. The remaining executive, who has been in his current position for less than five years, is on track to meet the guidelines within the five-year period.

Equity Granting Policy

The Company does not have any practice, policy or program allowing for timing of equity grants in relation to the Company’s current stock price or material non-public information. Equity awards are normally granted for current employees at the same time of year at the January Compensation Committee meeting, which generally is held on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are established and approved at regularly scheduled Compensation Committee meetings. Neither the CEO nor any other executive has the discretion to set any grant dates of awards.

The strike price for stock option grants under the 2007 Plan was set in accordance with the terms and conditions of the 2007 Plan, and established the price as the closing price on the date of grant. The terms and conditions of each grant are determined by the Compensation Committee at the time of the grant approval, in accordance with the relevant plan.  A&B’s  policies prohibit executive officers from using short selling techniques to hedge against the potential changes in the value of A&B stock.

Summary Compensation Table. The following table summarizes the cash and non-cash compensation paid by A&B for services rendered during 2006, 2007 and 2008 by A&B’s CEO, CFO and the three other most highly compensated executive officers.

2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (5)	Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($) (7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (8)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
W. Allen Doane Chairman of the Board and Chief Executive Officer of A&B (1)	2008 2007 2006	803,250 793,688 765,000	-- -- --	2,141,888 4,690,374 3,626,966	879,872 808,786 694,863	530,188 513,500 889,131	574,411 1,703,153 1,593,801	30,770 (9) 45,937 44,416	4,960,379 8,555,438 7,614,177
Christopher J. Benjamin Senior Vice President, Chief Financial Officer and Treasurer of A&B	2008 2007 2006	325,000 318,750 293,750	-- -- --	418,172 901,047 595,116	168,123 142,703 131,960	175,519 197,465 89,172	75,433 97,666 65,874	27,643 (9) 33,857 26,826	1,189,890 1,691,488 1,402,698
James S. Andrasick Chairman of the Board of Matson (2)	2008 2007 2006	500,000 495,727 482,000	-- -- --	643,777 1,453,502 1,277,246	288,361 240,186 251,622	188,446 234,216 372,787	97,580 328,805 387,220	42,022 (9) 46,773 53,269	1,760,186 2,799,209 2,824,145
Stanley M. Kuriyama President of A&B (3)	2008 2007 2006	400,000 395,000 375,000	-- -- --	540,174 896,774 762,861	213,268 183,585 180,513	244,444 369,412 347,325	84,795 285,733 296,900	24,950 (9) 33,372 30,165	1,507,631 2,163,876 1,992,765
Matthew J. Cox President of Matson (4)	2008 2007 2006	337,115 321,250 307,500	-- -- --	297,600 488,953 392,577	123,163 99,187 82,564	107,875 256,525 261,545	40,830 76,640 51,091	26,768 (9) 33,822 31,958	933,351 1,276,377 1,127,235

(1)	Mr. Doane also served as President of A&B from October 22, 1998 through September 30, 2008.

(2)	Mr. Andrasick was appointed Chairman of the Board of Matson, effective October 1, 2008. He had been President and Chief Executive Officer of Matson from July 1, 2002 through September 30, 2008.

(3)	Mr. Kuriyama was appointed President of A&B, effective October 1, 2008. He had been President and Chief Executive Officer of A&B Land Group from July 1, 2005 through September 30, 2008.

(4)	Mr. Cox was appointed President of Matson, effective October 1, 2008. He had been Executive Vice President and Chief Operating Officer of Matson from July 1, 2005 through September 30, 2008.

(5)
Includes (i) the dollar value of a proportional amount of time-based restricted stock expensed under SFAS No. 123R granted via the 1998 Plan for the fiscal year identified in column (b) based on the fair market value on date of grant (average of the high and low), (ii) the dollar value of a proportional amount of performance-based restricted stock expensed under SFAS No. 123R granted via the 1998 Plan for the fiscal year identified in column (b) based on the fair market value on date of grant (average of the high and low), (iii) the dollar value of a proportional amount of time-based restricted stock units expensed under SFAS No. 123R granted via the 2007 Plan for the fiscal year identified in column (b), beginning in 2007, based on the fair market value on date of grant (closing price), and (iv) the dollar value of a proportional amount of performance-based restricted stock units expensed under SFAS No. 123R granted via the 2007 Plan for the fiscal year identified in column (b), beginning in 2007, based on the fair market value on date of grant (closing price).

(6)
Represents the dollar value of a proportional amount of options expensed under SFAS No. 123R granted via the 1998 Plan and the 2007 Plan for the fiscal year identified in column (b) based on the Black-Scholes value on the date of each grant. See Note 11 of the consolidated financial statements of the Company’s 2008 Annual Report on Form 10-K regarding the assumptions underlying valuation of equity awards.

(7)	Represents the NEO’s award under the PIIP for the fiscal year identified in column (b) payable in cash in January of the following year.

(8)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(9)
Includes:  (i) amounts contributed by A&B to the A&B Individual Deferred Compensation Plan and the A&B Profit Sharing Retirement Plan ($9,280 each for Messrs. Doane and Kuriyama, and $9,430 each for Messrs. Benjamin, Andrasick and Cox), (ii) amounts accrued for profit sharing under the A&B Excess Benefits Plan (Mr. Doane - $6,306, Mr. Benjamin - $1,045, Mr. Andrasick - $2,970, Mr. Kuriyama - $1,870 and Mr. Cox - $1,178), (iii) meeting fees of $1,000 each for Messrs. Benjamin and Andrasick, as directors of Hawaiian Sugar & Transportation Cooperative and $8,500 for Mr. Andrasick as a director of The Standard Club (a maritime insurance entity); and (iv) modest perquisites. The bulk of the perquisite amounts are attributable to automobile allowances. For example, in the case of Mr. Doane, $10,200 of the $15,185 in perquisites was attributable to his automobile allowance. Categories of perquisites that each executive received are as follows:  Mr. Doane – auto allowance, legal, financial or tax planning, health club fees, executive physical and company parking; Mr. Benjamin – auto allowance, legal, financial or tax planning, club fees, executive physical and company parking; Mr. Andrasick – auto allowance, legal, financial or tax planning, club fees and company parking; Mr. Kuriyama – auto allowance, club fees and company parking; and Mr. Cox – auto allowance, legal, financial or tax planning, club fees and company parking.

Grants of Plan-Based Awards. The following table contains information concerning the equity and non-equity grants under A&B’s incentive plans during 2008 to the NEOs.

2008 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
W. Allen Doane	1/30/2008	281,138	562,275	1,124,550	11,044	22,088	44,176	27,745	127,159	45.38	2,257,851
Christopher J. Benjamin	1/30/2008	97,500	195,000	390,000	2,204	4,407	8,814	5,856	25,373	45.38	465,040
James S. Andrasick	1/30/2008	137,500	275,000	550,000	3,122	6,244	12,488	8,823	35,945	45.38	682,721
Stanley M. Kuriyama	1/30/2008	120,000	240,000	480,000	2,938	5,876	11,752	5,876	33,830	45.38	532,374
Matthew J. Cox	1/30/2008	93,750	187,500	375,000	1,561	3,122	6,244	3,122	17,972	45.38	282,839

(1)	Amounts reflected in this section relate to estimated payouts under the PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table.
(2)	Amounts in this section reflect performance-based restricted stock grants.
(3)
Amounts in this section reflect time-based restricted stock grants and the matching grants of shares issued in connection with the 2007 PIIP (granted on 1/30/08) under the Restricted Stock Bonus Program.

(4)	Based upon the closing price of A&B common stock on the date of grant.

The PIIP is based on corporate, business unit, and individual goals depending on the executive’s position and job responsibilities. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. The Company also has an Annual Incentive Plan that provides performance-based incentives to key employees who are not eligible to participate in the PIIP.

Under both the 1998 Plan and the 2007 Plan, the Company has issued stock options that vest in equal increments over three years and have a maximum term of 10 years. They continue to vest and are exercisable for three years after disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options. Stock options automatically vest either (1) immediately prior to the specified effective date of a Change in Control and remain exercisable up to the consummation of the event unless assumed by the successor corporation under the 1998 Plan or (2) on the specified effective date of a Change in Control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  Under both plans, if an employee is terminated due to misconduct, providing services to another organization that may be considered competitive with the Company’s business operations or engages in other conduct considered materially detrimental to the business, then the option terminates immediately.  Under the 1998 Plan, if an employee who has been designated a Section 16 officer (which includes all NEOs) ceases to be employed for any other reason the option may be exercised within six months of termination to the degree vested at the time of termination. Under the 2007 Plan, if an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination. Stock options cannot be repriced under either Plan without shareholder approval.

Under both the 1998 Plan and the 2007 Plan, the Company has issued time-based restricted stock grants (or restricted stock units) that vest in equal increments over three years. Under the 1998 Plan, time-based restricted stock grants that are unvested will automatically vest upon death, permanent disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Upon the effective date of any change in control, any unvested restricted shares automatically vest. Under the 2007 Plan, time-based restricted stock unit grants that are unvested will automatically vest upon death or permanent disability. Time-based restricted stock units will partially vest on a prorated basis upon normal retirement at 65 or approved early retirement at 55 (with five years of service). Under the 2007 Plan, upon the effective date of any change in control, any unvested restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

From 2006 through 2008, under both the 1998 Plan and the 2007 Plan, the Company has issued performance-based restricted stock grants (or restricted stock units) that vest at the end of one year and the number of shares that vest is determined on the basis of achieving pre-established corporate profit before income tax goals set at target, threshold and extraordinary performance goal levels. Grants made in January 2008 included a new ROIC measure weighted 35 percent, with pretax income goals weighted 65 percent. The Committee added the ROIC measure to focus on efficient use of capital.  Actual performance at the target level results in earning 100 percent of the target award shares (or units). Actual performance at the threshold level results in earning 50 percent of the target award shares (or units). Actual performance below the threshold level results in no awards earned. Actual performance at the extraordinary level results in earning the maximum number of shares (or units) equal to 200 percent of the target number of shares (or units). For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis between these anchor points on a straight line-basis. If participants receiving a performance-based restricted stock grant terminate employment for any reason other than death, permanent disability, normal retirement or approved early retirement, they will not receive a payout. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed and the amount paid at the end of the performance period. Under the 2007 Plan, if there is a change in control, any unvested performance-based restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Grants of performance-based restricted stock units granted under the 2007 Plan made in January 2009 will continue to have a one-year performance period but will vest in equal increments over three years.

Under both the 1998 Plan and 2007 Plan, grantees receive dividends on the full amount of restricted stock (or restricted stock units) granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.

Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards owned by the NEOs at the end of 2008.

2008 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (17)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
W. Allen Doane	93,500	0		N/A	28.3125	1/23/2011	70,519	(12)	1,767,206	44,176	1,107,051
	75,000	0			26.5200	1/22/2012
	85,000	0			26.0050	1/21/2013
	85,000	0			33.5050	2/24/2014
	70,000	0			44.4450	1/25/2015
	36,466	18,234	(1)		52.5250	1/24/2016
	28,000	56,000	(2)		48.1900	1/23/2017
	0	127,159	(3)		45.3800	1/29/2018
Christopher J. Benjamin	2,200	0		N/A	26.0050	1/21/2013	13,045	(13)	326,908	8,814	220,879
	20,900	0			33.5050	2/24/2014
	204	0			38.7459	8/21/2011
	9,900	0			44.4450	1/25/2015
	7,000	3,500	(1)		52.5250	1/24/2016
	5,171	10,343	(4)		48.1900	1/23/2017
	0	25,373	(5)		45.3800	1/29/2018
James S. Andrasick	25,589	0		N/A	33.5050	2/24/2014	23,661	(14)	592,945	12,488	312,949
	21,200	0			44.4450	1/25/2015
	11,200	5,600	(1)		52.5250	1/24/2016
	7,326	14,653	(6)		48.1900	1/23/2017
	0	35,945	(7)		45.3800	1/29/2018
Stanley M. Kuriyama	28,000	0		N/A	28.3125	1/23/2011	16,146	(15)	404,619	11,752	294,505
	22,000	0			26.5200	1/22/2012
	25,000	0			26.0050	1/21/2013
	30,400	0			33.5050	2/24/2014
	14,100	0			44.4450	1/25/2015
	8,400	4,200	(1)		52.5250	1/24/2016
	6,464	12,929	(8)		48.1900	1/23/2017
	0	33,830	(9)		45.3800	1/29/2018
Matthew J. Cox	5,700	0		N/A	44.4450	1/25/2015	8,684	(16)	217,621	6,244	156,475
	5,600	2,800	(1)		52.5250	1/24/2016
	3,663	7,326	(10)		48.1900	1/23/2017
	0	17,972	(11)		45.3800	1/29/2018

FOOTNOTES:
(1)	Vesting date of unvested options - 1/25/09
(2)	Vesting dates of unvested options - 28,000 shares each on 1/24/09 and 1/24/10
(3)	Vesting dates of unvested options - 42,386 shares each on 1/30/09 and 1/30/10 and 42,387 shares on 1/30/11
(4)	Vesting dates of unvested options - 5,171 shares on 1/24/09 and 5,172 shares on 1/24/10
(5)	Vesting dates of unvested options - 8,457 shares on 1/30/09 and 8,458 shares each on 1/30/10 and 1/30/11
(6)	Vesting dates of unvested options - 7,326 shares on 1/24/09 and 7,327 shares on 1/24/10
(7)	Vesting dates of unvested options -11,981 shares on 1/30/09 and 11,982 shares each on 1/30/10 and 1/30/11
(8)	Vesting dates of unvested options - 6,464 shares on 1/24/09 and 6,465 shares on 1/24/10
(9)	Vesting dates of unvested options - 11,276 shares on 1/30/09 and 11,277 shares each on 1/30/10 and 1/30/11
(10)	Vesting dates of unvested options - 3,663 shares each on 1/24/09 and 1/24/10
(11)	Vesting dates of unvested options - 5,990 shares on 1/30/09 and 5,991 shares each on 1/30/10 and 1/30/11
(12)	Vesting dates of unvested stock - 3,200 shares on 2/25/09; 9,068 shares on 1/25/09; 8,500 shares each on 1/24/09 and 1/24/10; and 7,362 shares on 1/30/09 and 7,363 shares each on 1/30/10 and 1/30/11
(13)	Vesting dates of unvested stock - 820 shares on 2/25/09; 1,750 shares on 1/25/09; 1,569 shares each on 1/24/09 and 1/24/10; and 1,469 shares each on 1/30/09, 1/30/10 and 1/30/11
(14)	Vesting dates of unvested stock - 1,620 shares on 2/25/09; 2,784 shares on 1/25/09; 2,223 shares each on 1/24/09 and 1/24/10; and 2,081 shares each on 1/30/09 and 1/30/10 and 2,082 shares on 1/30/11
(15)	Vesting dates of unvested stock - 1,200 shares on 2/25/09; 2,100 shares on 1/25/09; 1,961 shares each on 1/24/09 and 1/24/10; and 1,958 shares on 1/30/09 and 1,959 shares each on 1/30/10 and 1/30/11
(16)
Vesting dates of unvested stock - 400 shares on 2/25/09; 1,400 shares on 1/25/09; 1,111 shares on 1/24/09 and 1,112 shares on 1/24/10; and 1,040 shares on 1/30/09 and 1,041 shares each on 1/30/10 and 1/30/11

(17)	Vesting date of unvested performance based stock - 1/30/09

Option Exercises and Stock Vested. The following table contains information concerning option exercises and stock awards for the NEOs in 2008.

OPTION EXERCISES AND STOCK VESTED FOR 2008

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)

W. Allen Doane	0	0	99,909	4,395,753

Christopher J. Benjamin	0	0	16,091	708,273

James S. Andrasick	0	0	37,807	1,665,702

Stanley M. Kuriyama	0	0	22,280	981,134

Matthew J. Cox	0	0	11,829	520,332

The value realized in columns (c) and (e) was calculated based on the closing price of A&B common stock. No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2008.

PENSION BENEFITS FOR 2008

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
W. Allen Doane	A&B Retirement Plan for Salaried Employees	17.8	693,998	0
	A&B Excess Benefits Plan	17.8	7,216,272	0
	A&B 1985 Supplemental Executive Retirement Plan	20.9 (1)	2,043,123	0
	A&B Executive Survivor/Retirement Benefit Plan	20.9 (1)	1,467,970	0
Christopher J. Benjamin	A&B Retirement Plan for Salaried Employees	7.4	111,188	0
	A&B Excess Benefits Plan	7.4	227,986	0
James S. Andrasick	Retirement Plan for Employees of Matson	8.6	340,752	0
	A&B Excess Benefits Plan	8.6	1,792,000	0
Stanley M. Kuriyama	A&B Retirement Plan for Salaried Employees	17.0	468,380	0
	A&B Excess Benefits Plan	17.0	1,316,923	0
Matthew J. Cox	Retirement Plan for Employees of Matson	7.6	129,978	0
	A&B Excess Benefits Plan	7.6	230,026	0

(1)	Years of credited benefit service used to determine annual accrued pension benefit is 25 years minus the number of years between date of determination and member’s normal retirement date.

Actuarial assumptions used to determine the present values of the retirement benefits include:  Discount rates for qualified and non-qualified retirement plans of 6.25 percent and 6.00 percent, respectively. 2009 Applicable Mortality Table and PPA 3-segment lump sum interest rates (with applicable transition weightings and 38.5 percent marginal tax rate adjustment) of 3.02 percent (for first 5 years), 3.38 percent (next 15 years) and 3.27 percent (years in excess of 20) for participants age 62 and over in 2009, used for the A&B Excess Benefits Plan and A&B 1985 Supplemental Executive Retirement Plan. Different applicable transition weightings (based on year of attainment of age 62) applied to 3-segment interest rates for other participants. Age 62 (or current age, if greater) is the assumed retirement age. Qualified benefits are assumed to be paid on a life annuity basis. The A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. A&B 1985 Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, assuming a hypothetical spouse three years younger. The A&B Executive Survivor/Retirement Plan benefits are assumed to be paid as a guaranteed 10-year annuity unless an election has been made to receive a lump sum equal to the present value of a guaranteed 10-year annuity.

A&B Retirement Plan for Salaried Employees:  The A&B Retirement Plan provides retirement benefits to the Company’s salaried employees who are not subject to collective bargaining agreements. Retirement benefits are based on participants’ average monthly compensation in the five highest consecutive years of their final 10 years of service. Compensation includes base salary, overtime pay and one-year bonuses. The amounts are based on an ordinary straight life annuity payable at normal retirement age. An employee vests after five years of service with the Company. The normal retirement age is 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early over a longer period of time. A substantially similar plan, the Retirement Plan for Employees of Matson, provides retirement benefits to the employees of Matson. Messrs. Doane, Andrasick and Kuriyama are eligible for early retirement.

A&B Excess Benefits Plan:  The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide Company benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law. Under the A&B Profit Sharing Retirement Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service. Executives may elect to convert cash payments in their accounts to common stock-equivalent units. Benefits based on the Qualified Retirement Plan are also payable after the executive’s separation from service. Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.  Executives joining the Company after December 31, 2007 do not qualify to participate in the A&B Excess Benefits Plan.

A&B 1985 Supplemental Executive Retirement Plan:  The A&B 1985 Supplemental Executive Retirement Plan was adopted to enhance the Company’s ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. At normal retirement, the award is calculated as if the participant had 25 years of service at normal retirement reduced by benefits payable under the Qualified Retirement Plan, the A&B Excess Benefits Plan and the benefit equivalent which the Participant is eligible to receive or has received under the pension plan of another employer. The benefit is payable under the plan in a single lump sum at the time benefits are payable under the Qualified Retirement Plan. Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.

A&B Executive Survivor/Retirement Benefit Plan:  The Supplemental Executive Retirement Plan was adopted to provide selected executives with supplemental pre-retirement death benefits. The Executive Survivor Plan provides for a pre-retirement death benefit equal to 50 percent of final base compensation payable for 10 years and, at such person’s election upon retirement, either (i) a continuation of such death benefit or (ii) a retirement income benefit equal to 26 percent of final base compensation payable for 10 years. The executive can elect to receive the benefit in a lump sum.  Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.

Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs in 2008.

2008 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
W. Allen Doane	0	17,060	(802,539) (2)	0	805,779
Christopher J. Benjamin	0	2,813	95	0	6,417
James S. Andrasick	0	8,122	800	0	54,137
Stanley M. Kuriyama	0	5,100	487	0	32,933
Matthew J. Cox	0	2,887	(7,721) (2)	0	7,959

(1)	Contributions reflect amounts paid in 2008 based on 2007 deferrals. These amounts are reported in the Summary Compensation Table as 2007 compensation.
(2)	Includes the change in value of common stock equivalent units.

Executives that formerly received awards under the Three-Year Performance Improvement Incentive Plan (“Three-Year PIIP”) were able to defer up to 100 percent of their PIIP or Three-Year PIIP award payouts to a future date in the form of cash and/or stock equivalent units. Any cash amounts that were deferred are credited with annually compounded interest equal to the New York Reserve Bank discount rate effective as of January 15 of each year within the deferral period plus 1 percent. Stock equivalent units are credited with dividends and are reinvested to purchase additional common stock equivalents valued at fair market value until such time as the deferral account is paid. Cash payments under the plan are made in a single lump sum or in installments at the election of the participant over a designated period. No awards were made under the Three-Year PIIP in 2008 or 2009, and the Compensation Committee does not plan to grant any cash awards under the Three-Year PIIP in the near-term.

Other Potential Post-Employment Payments.

Change in Control Agreements:  As described in the CD&A section of this Proxy Statement, A&B has Change in Control Agreements with the five NEOs in order to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B. The Company has adopted a participation policy that extends Agreements to only senior level executives whose employment would be most likely at risk upon a Change in Control. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by A&B without “cause” or by the executive for “good reason” following a “Change in Control Event” of A&B, as defined by Internal Revenue Code Section 409A. Upon termination of employment, the executive will be entitled to receive a lump-sum severance payment equal to two times the sum of the executive’s base salary and bonus, plus certain awards and amounts under various A&B incentive and deferred compensation plans, and an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, A&B will maintain all (or provide similar) employee benefit plans for the executive’s continued benefit for a period of two years after termination. A&B will also reimburse executives for individual outplacement counseling services. Under certain limited circumstances, the Agreements provide for a conditional tax gross-up payment to offset any excise taxes that may become payable under Sections 280G and 4999 of the tax code, if the executive’s employment is terminated without cause or for good reason following a change in control of A&B; currently, four of the five NEOs would not receive any tax gross-up payments following a change in control event.

If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive’s employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company. A “potential change in control of the Company” is deemed to occur if the Company enters into a change in control agreement, any person publicly announces an intention to take actions leading to the change in control of the Company, any person becomes the beneficial owner of 20 percent or more of the voting power of the Company, or the Board adopts a resolution that a potential change in control has occurred.

Executive Severance Plan:  The Company also has an Executive Severance Plan (“Severance Plan”) that covers certain designated executives, including the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, and designated benefits. If the executive executes an acceptable release agreement, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels that would have been payable to the executive had he or she remained employed until the end of the applicable performance period. Payments under the Severance Plan begin six months after termination for executive officers.

Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the PIIP. The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to three to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the Deferred Compensation Plan, Individual Deferred Compensation Plan and the Profit Sharing Retirement Plan. The executive would forfeit the bonus under the Restricted Stock Bonus Plan and the original deferred shares may be repurchased by the Company at the lower of the then fair market value of the shares or the amount of the award applied to the acquisition of the restricted shares.

Other benefits, as described in the CD&A section of this Proxy Statement, may include participation in the A&B Retirement Plan, the A&B Executive Survivor/Retirement Benefit Plan, the A&B Excess Benefits Plan, and the A&B 1985 Supplemental Executive Retirement Plan.

The following tables show the potential value to each executive under various termination-related scenarios.

EXECUTIVE TERMINATION SCENARIOS

W. Allen Doane

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	$4,222,605		$1,365,525		--		--		--	--		--		--

Retirement Benefits (5)	$2,019,857		$1,006,031		-$2,788,476	(7)	-$1,241,556	(7)		$3,462,472		--		$1,512,546
	$39,204	(6)	$39,204	(6)	$39,204	(6)	$39,204	(6)	Not yet eligible	-$291,672	(6)(7)			$39,204

Health & Welfare Benefits	$35,831		$12,960		--		--		--	--		--		--

Outplacement Counseling	$10,000		$10,000
					--		--		--	--		--		--

Long-Term Incentives (8)	$1,840,507		--		--		--		--	$1,795,011		$1,795,011	(9)	$1,795,011	(9)

Total (lump sum)	$8,128,800		$2,394,516		-$2,788,476		-$1,241,556		$0	$5,257,483		$1,795,011		$3,307,557
Total (annuity)	$39,204		$39,204		$39,204		$39,204		--	-$291,672		--		39,204

Christopher J. Benjamin

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	$1,502,962		$520,000		--		--		--	--		--		--

Retirement Benefits (5)	$434,193		$55,972		$55,972		$55,972			$62,013
	-$24,843	(6)(7)	-$24,843	(6)(7)	-$24,843	(6)(7)	-$24,843	(6)(7)	Not yet eligible	-$73,074	(6)(7)	--		Not yet eligible

Health & Welfare Benefits	$20,558		$9,299		--		--		--	--		--		--

Outplacement Counseling	$10,000		$10,000		--		--		--	--		--		--

280G Tax Gross-up	$685,288		--		--		--		--	--		--		--

Long-Term Incentives (8)	$363,921		--		--		--		--	$354,844		$354,844	(9)	--

Total (lump sum)	$3,016,922		$595,271		$55,972		$55,972		0	$416,857		$354,844		0
Total (annuity)	-$24,843		-$24,843		-$24,843		-$24,843		--	-$73,074		--		--

James S. Andrasick

Components	Change in Control w/Termination ($)	Termination w/o cause ($)(1)	Termination w/cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	$2,211,586	$775,000	--	--	--	--		--		--
	$222,147					$38,121
Retirement Benefits (5)		--	--	--	--	-$164,977	(6)(7)	--		--

Health & Welfare Benefits	$26,103	$7,383	--	--	--	--		--		--

Outplacement Counseling	$10,000	$10,000	--	--	--	--		--		--

Long-Term Incentives (8)	$534,730	--	--	--	--	$521,869		$521,869	(9)	$521,869	(9)

Total (lump sum)	$3,004,567	$792,383	$0	$0	$0	$559,990		$521,869		$521,869
Total (annuity)	--	--	--	--	--	-$164,977		--		--

Stanley M. Kuriyama

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	$1,778,824		$640,000		--		--		--	--		--		--
	$996,518		$352,307		$352,307		$352,307			$387,817				$352,307
Retirement Benefits (5)	$55,825	(6)	$55,825	(6)	$55,825	(6)	$55,825	(6)	Not yet eligible	-$53,946	(6)	--		$55,825	(6)

Health & Welfare Benefits	$30,762		$11,850		--		--		--	--		--		--

Outplacement Counseling	$10,000		$10,000		--		--		--	--		--		--

Long-Term Incentives (8)	$475,488		--		--		--		--	$463,385		$463,385	(9)	$463,385	(9)

Total (lump sum)	$3,291,592		$1,014,157		$352,307		$352,307		$0	$851,202		$463,385		$815,692
Total (annuity)	$55,825		$55,825		$55,825		$55,825		--	-$53,946		--		$55,825

Matthew J. Cox

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	$1,450,550		$562,500		--		--		--	--		--		--
	$362,765		$41,189		$41,189		$41,189			$46,959
Retirement Benefits (5)	-$29,041	(6)(7)	-$29,041	(6)(7)	-$29,041	(6)(7)	-$29,041	(6)(7)	Not yet eligible	-$82,846	(6)(7)	--		Not yet eligible

Health & Welfare Benefits	$40,103		$18,902		--		--		--	--		--		--

Outplacement Counseling	$10,000		$10,000		--		--		--	--		--		--

Long-Term Incentives (8)	$257,291		--		--		--		--	$250,861		$250,861	(9)	--

Total (lump sum)	$2,120,709		$632,591		$41,189		$41,189		$0	$297,820		$250,861		$0
Total (annuity)	-$29,041		-$29,041		-$29,041		-$29,041		--	-$82,846		--		--

(1)	Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2)	An executive may retire at age 62 with unreduced retirement benefits under qualified retirement plans.

(3)
If an NEO is disabled, he will continue to accrue pension benefits as long as he is continuously receiving disability benefits under A&B’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service and credited benefit service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a retirement benefit based on (a) his years of credited benefit service including the period while he had been receiving disability benefits and (b) his compensation determined as if he continued to receive his rate of pay in effect just prior to his becoming disabled for the period he was receiving disability benefits.

(4)	Employees may elect “Early Retirement” upon attaining 55 years of age, with five years of service or more.

(5)	Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table, which uses a different set of assumptions as described in the related narrative.

(6)	Present value of amount paid as an annuity.

(7)
The Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table. Under certain termination scenarios, benefits reflected in the Pension Benefits Table under the various retirement plans are forfeited, resulting in a negative value.

(8)	Includes the gain on accelerated stock options and the value of accelerated restricted stock.

(9)	An NEO receives continued three-year vesting of stock options; see Outstanding Equity Awards at Fiscal Year-End table in this Proxy Statement for vested and unvested equity awards.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include: Discount rates for qualified and non-qualified retirement plans of 6.25 percent and 6.0 percent, respectively; PPA 3-segment lump sum interest rates (with applicable transition weightings and 38.5 percent marginal tax rate adjustment) of 3.02 percent (for first 5 years), 3.38 percent (next 15 years) and 3.27 percent (years in excess of 20) used for A&B Excess Benefits Plan and A&B 1985 Supplemental Retirement Benefit Plan retirement/termination lump sums; PPA 3-segment lump sum interest rates of 4.91 percent (for first 5 years), 5.5 percent (for next 15 years), 5.31 percent (for years in excess of 20) for A&B Executive Survivor/Retirement Benefit Plan retirement/termination lump sums; PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 2.81 percent (for first 5 years), 2.94 percent (next 15 years) and 3.00 percent (years in excess of 20) used for change in control lump sums under A&B Excess Benefits Plan and A&B 1985 Supplemental Retirement Benefit Plan; PPA 3-segment lump sum interest rates of 4.60 percent (for first 5 years), 4.82 percent (next 15 years) and 4.91 percent (years in excess of 20) used for change in control lump sums under Executive Survivor/Retirement Benefit Plan; certain mortality assumptions; and a stock price of $25.06. Qualified benefits are assumed to be paid on a life annuity basis. A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. A&B 1985 Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, based on participants’ and spouses’ ages on 12/31/08. A&B Executive Survivor/Retirement Plan benefits are assumed to be paid as a guaranteed 10-year annuity, except when paid as a lump sum for a change in control or termination without cause.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Executive Transition Agreement with Mr. Andrasick.  In August 2008, Matson entered into an Executive Transition Agreement with Mr. Andrasick in which Mr. Andrasick, who was President and Chief Executive Officer of Matson, will serve as Matson’s Chairman of the Board from October 1, 2008 to August 31, 2009, at which time Mr. Andrasick will retire from the Company.  All elements of Mr. Andrasick’s compensation will remain the same, including an equity grant in 2009, with the number of options and shares to be determined by the methodology approved by the Compensation Committee and subject to the terms of the 2007 Plan.  After August 31, 2009, Mr. Andrasick will be compensated for any consulting services as follows:  (a) for services provided in connection with any litigation, administrative proceedings or investigations, an hourly rate of $400; and (b) for services provided in connection with business-related matters or general consulting, an hourly rate of $600.  Mr. Andrasick also executed a release of claims as part of the Executive Transition Agreement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. King (Chairman), Dr. Chun, Ms. Shaw and Mr. Watanabe.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B’s independent registered public accounting firm, the results of the year-end audit of A&B, including the auditors’ report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B’s audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.

The Audit Committee has received the written communication regarding independence from Deloitte & Touche LLP required under the rules of the Public Company Accounting Oversight Board, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to assure that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B’s audited consolidated financial statements be included in A&B’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as A&B’s independent registered public accounting firm.

The foregoing report is submitted by Mr. Pasquale (Chairman), Messrs. Baird and Dods, and Ms. Lau.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm of A&B for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP and its predecessors have served A&B as such since 1957. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

For the years ended December 31, 2008 and 2007, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

Audit Fees. The aggregate fees billed for the audit of the Company’s annual financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2008 and 2007 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were approximately $1,605,000 and $1,617,000, respectively.

Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2008 and 2007 were approximately $126,000 and
$136,000, respectively. The fees related to audits of employee benefit plans for the fiscal years ended December 31, 2008 and 2007.

Tax Fees. The aggregate fees billed for tax services for the fiscal years ended December 31, 2008 and 2007 were approximately $21,000 and $48,000, respectively. The fees in 2008 related primarily to research performed on tonnage tax, and the fees in 2007 related to research done on tonnage tax and on a real property tax appeal.

All Other Fees. There were no aggregate fees for services not included above for the fiscal years ended December 31, 2008 and 2007.

OTHER BUSINESS

The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2010

Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Annual Meeting of A&B in the year 2010 must be received at the headquarters of A&B on or before November 12, 2009 in order to be considered for inclusion in the year 2010 Proxy Statement and proxy. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 31, 2009. A&B’s Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 31, 2009 and not earlier than December 1, 2009.

By Order of the Board of Directors

/s/ Alyson J. Nakamura

ALYSON J. NAKAMURA
Corporate Secretary

March 12, 2009

Appendix A

List of Companies Included in Surveys Used by A&B for Compensation Purposes

2008 US Mercer Benchmark Database Participant List:  1-800 CONTACTS, Inc., 21st Century Oncology, Inc., 7-Eleven, Inc., 99 Cents Only Stores, A.T. Kearney, Inc., A.T. Kearney, Inc. - North America, AAA National Office, ABM Industries, Inc. - Engineering, ABM Industries, Inc. - Facilities Mgmt. Group, ABM Industries, Inc. - Janitorial, ABM Industries, Inc. - Parking Services , ACCO Brands Corporation, ACCO Brands Corporation - Day-Timer, ACCO Brands Corporation - Global Document Finishing, ACCO Brands Corporation - Kensington, ACCO Brands Corporation - OPG, ACCO Brands Corporation - Storage and Organization, ACCO Brands Corporation - Workspace Tools, ACE Limited - ACE USA, ACUITY, ADC Telecommunications, AEGON USA - Commonwealth General, AEGON USA - Life Investors Insurance, AET Inc. Ltd., AFLAC, Inc., AGL Resources, AIPSO, ALSAC/St. Jude Children's Research Hospital, AMERIGROUP Corporation, APC/MGE Critical Power & Cooling Services, APCapital, Inc., APL Ltd., APL Ltd. - APL Logistics, APL Ltd. - APL Terminals, APL Ltd. - Americas, APM Terminals North America Inc., APP Pharmaceuticals, Inc., ARTEL, Inc., AT&T, Inc., AXA Equitable, Abt Associates Inc., Accident Fund Insurance Company of America, Ada County, Aditya Birla Minacs, Administaff, Advocate Healthcare, Agnesian HealthCare, Air Frame Manufacturing & Supply Company, Inc., Air Products and Chemicals, Air Products and Chemicals - Electronics Equipment Division, Air Products and Chemicals - Electronics/Performance Materials Group, Air Products and Chemicals - Energy Division, Air Products and Chemicals - Healthcare Division, Air Products and Chemicals - Merchant Gases Group, Air Products and Chemicals - Merchant Gases North America Division, Air Products and Chemicals - Performance Materials Division, Air Products and Chemicals - Tonnage Gases Division, Air Products and Chemicals - Tonnage Gases Group, Airlines Reporting Corporation, Airlite Plastics Co., Akerman Senterfitt, Akzo Nobel, Inc., Alcoa, Inc., Allegheny Energy, Alliance Laundry Systems, Alliant Energy, Alliant Techsystems, Allina Health System, Allstate Corporation, Allstate Corporation - Allstate Finance, Alltel Corporation, AmTrust Bank, AmTrust Bank - Mortgage Banking, Ameren Corporation, AmeriCredit Corp., AmeriHealth Mercy Health Plan, AmeriPride Services Inc., American Airlines, Inc., American Century Investments, American Century Investments - CA, American Enterprise Group, Inc., American Express, American Family Insurance, American Greetings, American Institute of Physics, American National Standards Institute, American Red Cross, Louisville Area Chapter, American Signature Inc., American University, Ameriprise Financial, AmerisourceBergen Corporation, AmerisourceBergen Corporation - American Health Packaging, AmerisourceBergen Corporation - Bellco, Ameristar Casinos, Inc., Ameristar Casinos, Inc. - Ameristar Casino Council Bluffs, Ameristar Casinos, Inc. - Ameristar Casino Kansas City, Ameristar Casinos, Inc. - Ameristar Casino St. Charles, Ameristar Casinos, Inc. - Ameristar Casino Vicksburg, Ameristar Casinos, Inc. - Cactus Petes, Amica Mutual Insurance Company, Amplifon USA, Anheuser-Busch Companies, Inc., Anheuser-Busch Companies, Inc. - Anheuser-Busch, Inc., Anheuser-Busch Companies, Inc. - Busch Properties, Inc., Anheuser-Busch Companies, Inc. - Packaging Group, Anheuser-Busch Companies, Inc. - Wholesale Operations Division, Anne Arundel Medical Center, Apex Systems, Inc., Apex Systems, Inc. - AVI Staffing, Apogee Enterprises, Inc., Apogee Enterprises, Inc. - Harmon, Inc., Apogee Enterprises, Inc. - Linetec, Apogee Enterprises, Inc. - Tru Vue, Inc., Apogee Enterprises, Inc. - Viracon, Inc., Apogee Enterprises, Inc. - Wausau Window & Wall Systems, Arby's Restaurant Group, Arby's Restaurant Group - Central Region , Arby's Restaurant Group - South Region, Arch Coal, Inc., Archer Daniels Midland Company, Archer Daniels Midland Company - ARTCO, Archer Daniels Midland Company - Ag Services, Archer Daniels Midland Company - BioProducts, Archer Daniels Midland Company - Cocoa/Malt/Milling, Archer Daniels Midland Company - Corn Processing, Archer Daniels Midland Company - Corn Processing Sweeteners & Starches, Archer Daniels Midland Company - Feed/AHN, Archer Daniels Midland Company - Grain, Archer Daniels Midland Company - Hickory Point Bank, Archer Daniels Midland Company - Investor Services, Archer Daniels Midland Company - Malting, Archer Daniels Midland Company - Milling, Archer Daniels Midland Company - Natural Health & Nutrition, Archer Daniels Midland Company - Oilseeds Processing, Archer Daniels Midland Company - Specialties, Archer Daniels Midland Company - Trucking, Archon Group, L.P., Archstone, Argonaut Group, Argonaut Group - Argonaut Insurance Company, Argonaut Group - Colony Insurance Company, Argonaut Group - Great Central Insurance Company, Argonaut Group - Rockwood Insurance Company, Argonaut Group - Trident Insurance Agency, Argonne National Laboratory, Arkansas Blue Cross Blue Shield, Arlington County Government, Arnold and Porter, LLP, Array Marketing Group, Inc., Arup North America Limited, Associated Banc-Corp, Associated Banc-Corp - Consumer Banking, Associated Banc-Corp - Corporate Banking, Associated Banc-Corp - Insurance, Associated Banc-Corp - Wealth Management, Assurant, Inc. - Solutions, Assurant, Inc. - Solutions & Specialty Property, Assurant, Inc. - Specialty Property , Asurion, AtlantiCare Regional Medical Center - Atlantic City Campus, AtlantiCare Regional Medical Center - Mainland Campus, Aurora Health Care, Aurora Health Care - Aurora Clinical Laboratories, Aurora Health Care - Aurora Health Care Ventures, Aurora Health Care - Aurora Medical Centers of Sheboygan County, Aurora Health Care - Aurora Medical Group, North Region, Aurora Health Care - Memorial Hospital of Burlington, Aurora Health Care - St. Luke's Medical Center, Aurora Loan Services, AvalonBay Communities, Inc., Aviall, Inc., Avis Budget Group, Aviva USA, BDO Seidman, LLP, BMW Manufacturing Co., LLC, BMW of North America, LLC, BMW of North America, LLC - Cars, BMW of North America, LLC - Motorcycles, BOK Financial, Inc., BOK Financial, Inc. - Bank of Oklahoma, NA, Babson College, Ball Corporation, Ball Corporation - Ball Food & Household Prod Division, Americas, Ball Corporation - Ball Plastics Division, Americas, Baptist Health South Florida - Baptist Health Enterprises, Baptist Health South Florida - Baptist Outpatient Services, Baptist Health System, Inc. - Citizens Baptist, Battelle - National Security Global Business, Baylor Health Care System, Baylor Health Care System - Baylor University Medical Center, Bechtel Plant Machinery, Inc., Belk, Inc., Best Buy Company, Inc., Big Lots, Inc., Bill & Melinda Gates Foundation, Bio-Rad Laboratories, Birmingham-Southern College, Black & Veatch Corporation, Black & Veatch Corporation - Water Finance Infrastructure, Blockbuster Inc., Blue Cross & Blue Shield of Rhode Island, Blue Cross & Blue Shield of Rhode Island - The Health & Wellness Institute, LLC, Blue Cross and Blue Shield of Alabama, Blue Cross and Blue Shield of Kansas, Blue Cross and Blue Shield of Massachusetts, BlueCross BlueShield of Kansas City, BlueCross BlueShield of South Carolina, Bluebonnet Credit Union, Bluegreen Corporation, Bluegreen Corporation - Alliance Marketing, Board of Governors of the Federal Reserve System, Boart Longyear, Bob Evans Farms, Inc., Bob Evans Farms, Inc. - Owens Country Sausage, Boeing Employees Credit Union, Boise Cascade, LLC, Boise Cascade, LLC - Building Materials Distribution, Boise Inc., Booz Allen Hamilton, Boston Market Corporation, Boston Medical Center HealthNet Plan, Boston Scientific Corporation, Boston Scientific Corporation - EPT, Boston Scientific Corporation - GDT Acquisition St. Paul, Boston Scientific Corporation - Maple Grove, Boston Scientific Corporation - Quincy, Boston Scientific Corporation - Spencer, Boston Scientific Corporation - Wayne, Boston University, Bovis Lend Lease, Bovis Lend Lease - Atlanta, Bovis Lend Lease - Boston, Bovis Lend Lease - Charlotte, Bovis Lend Lease - Chicago, Bovis Lend Lease - Columbus, Bovis Lend Lease - Dallas, Bovis Lend Lease - Ithaca, Bovis Lend Lease - Los Angeles, Bovis Lend Lease - Miami, Bovis Lend Lease - Nashville, Bovis Lend Lease - New York, Bovis Lend Lease - Princeton, Bovis Lend Lease - Raleigh, Bovis Lend Lease - San Francisco, Bovis Lend Lease - Tampa, Boy Scouts of America, Brady Corporation, Broadridge Financial Solutions, Inc. - Securities Processing Solutions, Broward Health - Broward General Medical Center, Broward Health - Coral Springs Medical Center, Broward Health - Imperial Point Medical Center, Broward Health - North Broward Medical Center, Brown and Caldwell, Bryan Cave LLP, Buckingham Asset Management, LLC, Buffets, Inc., Building Materials Holding Corporation - Austin/San Antonio Region, Building Materials Holding Corporation - BMC West, Building Materials Holding Corporation - Dallas/Fort Worth Region, Building Materials Holding Corporation - Houston Region, Building Materials Holding Corporation - Mid-Atlantic Region, Building Materials Holding Corporation - Midwest Region, Building Materials Holding Corporation - Northwest Region, Building Materials Holding Corporation - SB Southwest Region, Building Materials Holding Corporation - SelectBuild, Building Materials Holding Corporation - Southeast Region, Building Materials Holding Corporation - Southwest Region, Building Materials Holding Corporation - Tejas Region, Burger King Corporation, Busch LLC, Business & Legal Reports, Inc., Butler Animal Health Supply, LLC, C&S Wholesale Grocers, CACI International, Inc., CAE Simuflite Civil Training and Services, CAE Simuflite Military Simulation & Training, CBRL Group, CDI Corporation, Inc., CDI Corporation, Inc. - Business Solutions Group, CDI Corporation, Inc. - MRI, CDI Corporation, Inc. - Todays Staffing, CDM, Inc., CGGVeritas, CGI Technologies and Solutions, Inc., CH2M Hill, CHRISTUS Health, CHS Inc., CIGNA Corporation, CIGNA Corporation - CIGNA Group Insurance & Dental, CIGNA Corporation - CIGNA Healthcare, CIGNA Corporation - CIGNA International, CMWA, CNA Financial Corporation, CSX, CUNA Mutual Group, CVS/Caremark, California Hospital Association, California ISO, California Institute of Technology, California Pizza Kitchen, Callaway Golf Company, Callaway Golf Company - Callaway Golf Ball Operations, Calpine Containers, Inc., Canadian Pacific US, Capgemini, Capital BlueCross, Capital One Financial Corporation, Capital Region Health Care Corporation, CapitalSource, Cardinal Health, Inc., CareFirst BlueCross BlueShield, Cargill, Inc., Carilion Clinic, Carlson, Carlson - Carlson Wagonlit Travel, Carlson - Hotels Worldwide, Carlson - Marketing Worldwide, Carlson - Restaurants Worldwide, Carolinas HealthCare System, Carpenter Technology Corporation, Carpenter Technology Corporation - Advanced Metals Operations, Carpenter Technology Corporation - Advanced Metals Operations, Bar Business, Carpenter Technology Corporation - Advanced Metals Operations, Wire, Strip, and Plate, Carpenter Technology Corporation - Premium Alloys Operations, Forged Bar & Billet, Case New Holland, Catholic Healthcare West (CHW), Catholic Healthcare West (CHW) - Mer. Bakersfield Hospital, Catholic Healthcare West (CHW) - Merced Hospital, Catholic Healthcare West (CHW) - Meth Sacramento Hospital, Catholic Healthcare West (CHW) - Northridge Hospital, Catholic Healthcare West (CHW) - Oxnard Hospital, Catholic Healthcare West (CHW) - Redding Hospital, Catholic Healthcare West (CHW) - Redwood City Hospital, Catholic Healthcare West (CHW) - Reno Hospital, Catholic Healthcare West (CHW) - SF San Francisco Hospital, Catholic Healthcare West (CHW) - SM San Francisco Hospital, Catholic Healthcare West (CHW) - Sacramento Corporate, Catholic Healthcare West (CHW) - San Andreas Hospital, Catholic Healthcare West (CHW) - San Bernardino Hospital, Catholic Healthcare West (CHW) - San Luis Obispo Hospital, Catholic Healthcare West (CHW) - Santa Cruz Hospital, Catholic Healthcare West (CHW) - Santa Maria Hospital, Catholic Healthcare West (CHW) - Si Henderson Hospital, Catholic Healthcare West (CHW) - St. Joseph Hospital and Medical Center, Catholic Healthcare West (CHW) - Stockton Hospital, Catholic Healthcare West (CHW) - Woodland Hospital, Catholic Knights, Celestica, Celgard, LLC, Celina Insurance Group, Cemex, Inc. US, Centegra Health System, CenterPoint Energy, Central Georgia Health System/The Medical Center of Central Georgia, Central Vermont Public Service, CenturyTel, Inc., Ceradyne, Inc., Ceradyne, Inc. - Ceradyne Boron, Ceradyne, Inc. - Minco, Ceradyne, Inc. - Thermo Material, Chart Industries, Inc., Chart Industries, Inc. - Chart BioMed, Chart Industries, Inc. - Chart Distribution & Storage, Chart Industries, Inc. - Chart Energy & Chemicals, Chevron Phillips Chemical Company, Chicago Transit Authority, Children's Hospital Boston, Children's Hospital Central California, Children's Hospital and Health System, Children's Hospitals and Clinics of Minnesota, Children's Medical Center of Dallas, Children's Memorial Hospital, Chiquita Brands International, Inc., Chiquita Brands International, Inc. - Fresh Express, Chiquita Brands International, Inc. - North America, Choice Hotels International, Inc., Christian City Convalescent Center, Chromalox, Inc., Church & Dwight, Church & Dwight - Cleaners, Church & Dwight - Condoms, Church & Dwight - Domestic, Church & Dwight - International, Church & Dwight - Laundry, Church & Dwight - Oral Care, Church & Dwight - SPD, Church & Dwight - Women's Health, Circuit City Stores, Inc., Citect, Inc., Citi North America Operations & Technology, Citizens Financial Group, Inc., Citizens Property Insurance, City National Bank, City of Austin, City of Charlotte, City of Frederick, City of Greensboro, City of Houston, Clarkston Consulting, Classified Ventures, LLC, Cleco Corporation, Cleco Corporation - Cleco Power, LLC, Cleveland Brothers Equipment Co., Inc., Cleveland Catholic Charities, Clifton Gunderson LLP, Coca-Cola Bottling Company Consolidated, Cogentrix Energy, Inc., Colgate Palmolive Company - Africa Middle East Division, Colgate Palmolive Company - Greater Asia Division, Colgate Palmolive Company - Latin America Division, Colgate Palmolive Company - North America Division, Colgate Palmolive Company - U.S., College of DuPage, College of William & Mary, Colorado Springs Utilities, Commonwealth Health Corporation, Community Health Network, Compass Bank, Compass Group North America Division, CompuCom Systems, Inc., Computer Sciences Corporation - Americas Outsourcing, Computer Sciences Corporation - Financial Services Group, Computer Technology Associates, Inc., Computer Technology Associates, Inc. - Skyline, Computershare, Conseco, Inc., Constellation Energy Group, Inc., Constellation Energy Group, Inc. - Baltimore Gas & Electric, Constellation Energy Group, Inc. - Constellation Commodities, Constellation Energy Group, Inc. - Constellation Generation Group, Nuclear, Constellation Energy Group, Inc. - Constellation Generation Group, Power Generation, Control Components, Inc., Convergys Corporation, Convergys Corporation - Call Management, Convergys Corporation - HR Management, Convergys Corporation - IMG, Cornell University, Corning, Inc. - Automotive Division, Corning, Inc. - Corning Cable Systems, Corning, Inc. - Life Sciences, Corning, Inc. - Optical Fiber, Corning, Inc. - Specialty & Ophthalmic Materials, Corporate Executive Board, Corporate Express USA, Corrections Corporation of America, Covance, Inc., Covenant Health, Covenant Health - Covenant HomeCare, Covenant Health - Covenant Medical Management, Covenant Health - Fort Loudoun Medical Center, Covenant Health - Fort Sanders Regional Medical Center, Covenant Health - Fort Sanders Sevier Medical Center, Covenant Health - Fort Sanders West, Covenant Health - Methodist Medical Center, Covenant Health - PHP Companies, Inc., Covenant Health - Parkwest Medical Center, Coventry Health Care, Inc., Coventry Health Care, Inc. - Altius Health Plan, Inc., Coventry Health Care, Inc. - CHC of Delaware, Inc., Coventry Health Care, Inc. - CHC of Georgia, Inc., Coventry Health Care, Inc. - CHC of Iowa, Inc., Coventry Health Care, Inc. - CHC of Kansas, Inc., Coventry Health Care, Inc. - CHC of Louisiana, Inc., Coventry Health Care, Inc. - Government, Coventry Health Care, Inc. - Group Health Plan, Inc., Coventry Health Care, Inc. - HealthAmerica Pennsylvania, Inc., Coventry Health Care, Inc. - HealthCare USA of Missouri, LLC, Coventry Health Care, Inc. - Mutual of Omaha, Coventry Health Care, Inc. - OmniCare Health Plan, Coventry Health Care, Inc. - Public Sector, Coventry Health Care, Inc. - Southern Health Services, Inc., Coventry Health Care, Inc. - Specialty Business, Coventry Health Care, Inc. - Vista, Cox Enterprises, Inc., Cox Enterprises, Inc. - AutoTrader.com, Cox Enterprises, Inc. - Cox Auto Trader, Cox Enterprises, Inc. - Cox Broadcasting, Cox Enterprises, Inc. - Cox Newspapers, Cox Enterprises, Inc. - Cox Radio, Inc., Cox Enterprises, Inc. - Manheim, Cox Target Media, Cranston Print Works Company - Cranston Bercen, Cranston Print Works Company - Cranston Textile Operations, Cranston Print Works Company - Trucking Company, Creative Memories, Creative Memories - US Division, Credit Acceptance Corporation, Crowe Chizek and Company, LLC, Crowley Maritime Corporation , Crowley Maritime Corporation - Atlantic/Gulf Region, Crowley Maritime Corporation - Crowley Liner Services, Inc., Latin America, Crowley Maritime Corporation - Crowley Liner Services, Inc., Puerto Rico & Caribbean, Crowley Maritime Corporation - Crowley Logistics, Inc. , Crowley Maritime Corporation - Pacific/Alaska Region, Crown Castle International Corporation, Cubic Advanced Tactical Systems, LLC, Cubic Corporation, Cubic Corporation - Cubic Applications, Inc., Cubic Corporation - Cubic Applications, Inc., Cubic Worldwide Technical Services Division, Cubic Corporation - Cubic Applications, Inc., Information Operations Division, Cubic Corporation - Cubic Applications, Inc., Threat Technology Division, Cubic Corporation - Cubic Applications, Inc., Training & Education Division, Cubic Corporation - Cubic Defense Applications, Inc., Cubic Corporation - Cubic Defense Applications, Inc., Communications & Electronics Business Unit, Cubic Corporation - Cubic Defense Applications, Inc., Company 10, Cubic Corporation - Cubic Defense Applications, Inc., Simulation Systems Division, Cubic Corporation - Cubic Transportation Systems, Inc., Culligan International Company, Culligan International Company - Company Owned Dealerships, Culligan International Company - Customer Store Solutions, Culligan International Company - Dealer Channel, Cummins Inc. - Emission Solutions, Cummins Inc. - Engine Business, Cummins Inc. - Filtration, Cummins Inc. - Fuel Systems, Cummins Inc. - Power Generation, Cummins Inc. - Turbo Technologies, Curtiss-Wright Corporation, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Dayton, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Modular Solutions, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Engineered Systems, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Integrated Sensing, Curtiss-Wright Corporation - Curtiss-Wright Flow Control Corporation, DPL Inc., DSC Logistics, DSW, Inc., Daiichi Sankyo, Inc., Dal-Tile Corporation, Dallas Central Appraisal District, Darden Restaurants, Inc., Darden Restaurants, Inc. - Bahama Breeze, Darden Restaurants, Inc. - Olive Garden, Darden Restaurants, Inc. - Red Lobster, Darden Restaurants, Inc. - Seasons 52, Darden Restaurants, Inc. - Specialty Group, Dassault Falcon Jet Corporation, Day & Zimmermann Group, Inc., Day & Zimmermann Group, Inc. - American Ordnance, Day & Zimmermann Group, Inc. - Day & Zimmermann Commercial, Day & Zimmermann Group, Inc. - Day & Zimmermann International, Inc., Day & Zimmermann Group, Inc. - Day & Zimmermann NPS, Day & Zimmermann Group, Inc. - Day & Zimmermann Power Services, Day & Zimmermann Group, Inc. - Day & Zimmermann Power Services, Atlantic, Day & Zimmermann Group, Inc. - Day & Zimmermann Security Services, Day & Zimmermann Group, Inc. - H. L. Yoh Company, DeLorme Publishing, DePaul University, DeVry, Inc., DeVry, Inc. - DeVry University, Delta Air Lines, Inc., Denny's Inc., Denver Health & Hospital Authority, Devon Energy, Diebold Incorporated, DigitalGlobe, Digitas, Diversified Investment Advisors, Dobbs Temporary Services, Inc. d/b/a Pro Staff Personnel Services ("Pro Staff"), Doherty Employment Group, Dollar General Corporation, Dollar Thrifty Automotive Group, Dominion Resources, Inc. - Dominion Generation, Dominion Resources, Inc. - Dominion Virginia Power, Domino's Pizza, Donaldson Company, Inc., Donaldson Company, Inc. - Engine Products, Donaldson Company, Inc. - Industrial Products, Dorsey & Whitney LLP, Downey Savings & Loan Association, Dresser-Rand Company, Dresser-Rand Company - Dresser-Rand New Equipment, Dresser-Rand Company - Dresser-Rand Product Services, Dresser-Rand Company - Field Operations, Dresser-Rand Company - NAO, Duke Energy, Duke Energy - Commercial Power, Duke Energy - US Franchised Electric and Gas, Duke Realty Corporation, Duke University and School of Medicine, Duquesne Light Holdings, Inc., E.ON U.S., EDFUND, EDS, EMCOR Group, Inc., ENSCO International, Inc., ENSCO International, Inc. - North & South America Business Unit, EarthLink, Econergy International Corporation, Eddie Bauer Holdings, Inc., Edwards Lifesciences, LLC, El Paso Corporation, El Paso Corporation - Exploration and Production, Electro Rent Corporation, Elsevier, Employers Mutual Casualty Company, Energizer, Energizer - Schick-Wilkinson Sword, Energy Future Holdings Corporation, Energy Future Holdings Corporation - Luminant, Energy Future Holdings Corporation - Luminant Energy, Energy Future Holdings Corporation - Oncor, Energy Future Holdings Corporation - TXU Energy, Entergy, Entergy - Entergy Nuclear, Entergy - Non-Regulated, Entergy - US Utility, Entergy - US Utility, Arkansas, Entergy - US Utility, Louisiana, Entergy - US Utility, Mississippi, Entergy - US Utility, Texas, Enterprise Products Partners, LP, Enzon Pharmaceuticals, Inc., Equity Office, Erickson Retirement Communities, Erie Insurance Group, Ernst & Young, LLP, Essilor of America, Essroc Cement Corporation, Estee Lauder Companies, Inc., Esurance, Inc., Evanston Northwestern Healthcare, Excellus BlueCross BlueShield, Excellus BlueCross BlueShield - CNY Region, Excellus BlueCross BlueShield - Lifetime Care, Excellus BlueCross BlueShield - Utica Region, Excellus BlueCross BlueShield - WNY Region, Exel, a DPWN Company, Express, Express Scripts, Inc., FBL Financial Group, Inc., FBL Financial Group, Inc. - EquiTrust, FBL Financial Group, Inc. - Property Casualty , FBR Group, FBR Group - FBR Capital Markets, FINRA, FMOL Health System, FPL Group - FPL Energy, FPL Group - FPL FiberNet, FPL Group - Florida Power & Light, Faegre & Benson, LLP, Fairmont Raffles Hotels International, Fairmont Raffles Hotels International - Fairmont Hotels & Resorts, Fairview Health Services, Farm Credit Bank of Texas, Farmers Insurance Group, Farmland Foods, Inc., FedEx Express, FedEx Freight System, FedEx Kinko's, Federal Home Loan Bank of Atlanta, Federal Home Loan Bank of Cincinnati, Federal Home Loan Bank of Dallas, Federal Home Loan Bank of Pittsburgh, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Boston, Federal Reserve Bank of Dallas, Federal Reserve Bank of Kansas City, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of Richmond, Federal Reserve Bank of San Francisco, Federal Reserve Bank of San Francisco - Los Angeles Branch, Federal Reserve Bank of San Francisco - Salt Lake City Branch, Federal Reserve Bank of San Francisco - Seattle Branch, Federal Reserve Bank of St. Louis, Federal Reserve Information Technology, Federal-Mogul Corporation, Federal-Mogul Corporation - Aftermarket, Federal-Mogul Corporation - Powertrain Energy, Federated Investors, Fellowes, Inc., Fender Musical Instruments, Fenwick & West, LLP, Ferguson Enterprises, Inc., Fermi National Accelerator Laboratory, Fidelity Investments, Fifth Third Bank, Fifth Third Bank - Central Indiana, Fifth Third Bank - Central Ohio, Fifth Third Bank - Chicago, Fifth Third Bank - Cincinnati, Fifth Third Bank - Commercial Loans, Fifth Third Bank - Consumer Banking, Fifth Third Bank - Eastern Michigan, Fifth Third Bank - Investment Advisors, Fifth Third Bank - Northeast Ohio, Fifth Third Bank - Retail Banking, Fifth Third Bank - South Florida, Fifth Third Bank - Southern Indiana, Fifth Third Bank - Tennessee, Fifth Third Bank - Western Michigan, Fireman's Fund Insurance Company, Fireman's Fund Insurance Company - Specialty Business, First Data Corporation, First Data Corporation - First Data Payment Services, First Midwest Bank, Inc., FirstEnergy Corporation, FirstEnergy Corporation - Jersey Central Power & Light (JCP&L), FirstEnergy Corporation - Metropolitan Edison (MET-ED), FirstEnergy Corporation - Ohio Edison, FirstEnergy Corporation - Pennsylvania Electric Co. (PENELEC), FirstEnergy Corporation - The Illuminating Co., FirstEnergy Corporation - Toledo Edison, Fleetwood Enterprises, Inc., Fleetwood Enterprises, Inc. - Fleetwood Homes of CA, Fleetwood Enterprises, Inc. - Fleetwood Motor Homes of CA, Fletcher Allen Health Care, Flint Group - North America, Flint Group - North America, Packaging Division, Flint Group - North America, Sheetfed Division, Foamex International, Inc., Foamex International, Inc. - Automotive, Foot Locker, Inc., Forest City Enterprises, Forest Laboratories Inc., Fox Chase Cancer Center, Fox Networks Group, Freddie Mac, Freedom Communications, Inc., Fresenius Medical Care NA, Friendly Ice Cream Corporation, G&K Services, Inc., G&K Services, Inc. - Direct Purchase, G&K Services, Inc. - Direct Sales, G&K Services, Inc. - Rental Operations, G&K Services, Inc. - Rental Operations, Atlanta, G&K Services, Inc. - Rental Operations, California, G&K Services, Inc. - Rental Operations, Houston, G&K Services, Inc. - Rental Operations, Minneapolis, G&K Services, Inc. - Rental Operations, North Carolina, GATX Corporation, GCI Communication Corp, GE Healthcare, GEICO, GKN America Corporation, GKN America Corporation - GKN Aerospace North America, Inc., GKN America Corporation - GKN Aerospace Transparency Systems, Inc., GKN America Corporation - GKN Driveline North America, Inc., GKN America Corporation - GKN Sinter Metals, Inc., GKN America Corporation - Hoeganaes Corporation, GTECH Corporation, Gambro, Inc., Gambro, Inc. - BCT, GameTech International, Gartner, Inc., Geisinger Health System, Geisinger Health System - Geisinger Health Plan, Geisinger Health System - Geisinger Medical Center, Geisinger Health System - Geisinger South Wilkes Barre, Geisinger Health System - Geisinger Wyoming Valley Medical Center, GenCorp, Inc., GenCorp, Inc. - Aerojet General Corporation, General Dynamics Information Technology - Army Solutions, General Dynamics Information Technology - Civil & Homeland Security, General Dynamics Information Technology - Global Information Service, General Dynamics Information Technology - Intelligence Solutions, General Dynamics Information Technology - Navy & Air Force Systems, General Growth Properties, Inc., General Nutrition, Inc., General Parts International, Inc., Generali USA Life Reassurance Company, GeoVera Holdings, Inc., Geokinetics, Georgia Transmission Corporation, Gibraltar, Gibraltar - Air Vent, Inc., Gibraltar - Alabama Metal Industries Corp., Gibraltar - Alabama Metal Industries Corp., Diamond Perforated Metals, Gibraltar - Appleton Supply Co., Gibraltar - Construction Metals, Inc., Gibraltar - Dot Metal Products, Gibraltar - Dramex, Gibraltar - Gibraltar Strip, Gibraltar - Gibraltar Strip Steel, Gibraltar - Noll/NorWesco, Gibraltar - SCM Metal Products, Gibraltar - Solar Group, Gibraltar - Southeastern Metals, Gibraltar - United Steel Products, Gibraltar - WeatherGuard Building Products, Girl Scouts of the USA, Givaudan US, Glatfelter, Global Payments, Inc., Gold Fields Exploration, Inc., Golden Horizons LLC, Golden Horizons LLC - BEI, Golden Horizons LLC - CERES Strategies, Golden Horizons LLC - CERES Strategies Med. Services, LLC, Golden Horizons LLC - Golden Living LLC, Golden Innovations, Golden Innovations - AEGIS, Golden Innovations - Asera Care LLC, Golden Star Resources Ltd., Golden Ventures LLC, Goodrich Corporation, Goodrich Corporation - Actuation and Landing System, Goodrich Corporation - Electronic Systems, Goodrich Corporation - Nacelles and Interior Systems, Goody's Family Clothing, Gordon Food Service, Government Employees Hospital Association, Inc., Graco, Inc., Graco, Inc. - Applied Fluid Technologies, Graco, Inc. - Contractor Equipment, Graco, Inc. - Industrial Products, Graco, Inc. - Lubrication Equipment, Grady Health System, Graham Packaging Company, Graham Packaging Company - Cartersville Plant, Graham Packaging Company - Hazleton Plant, Grange Mutual Casualty Company, Great American Financial Resources, Inc., Great-West Life & Annuity, Greater Harris County 9-1-1 Emergency Network, Greenberg Traurig, PA, Guaranty Financial Group, Inc., H. E. Butt Grocery Company, H. J. Heinz Company, H. J. Heinz Company - Heinz North America, H. J. Heinz Company - North American Consumer Products, H. J. Heinz Company - US Foodservice, H. Lee Moffitt Cancer Center & Research Institute, HCA, HD Supply, HNTB Companies, HNTB Companies - Architecture, HNTB Companies - West, HSBC-North America - HSBC Auto Services , HSBC-North America - HSBC Bank USA, HSBC-North America - Household Credit Card Services, HSBC-North America - Household Finance, Haemacure Corporation U.S., Handango, Inc., Hannaford Bros. Co., Harley-Davidson Motor Company, Harman International Industries, Inc., Harris Associates L.P., Harris Teeter, Inc., Hartford HealthCare Corporation, Harvard Pilgrim Health Care, Harvard Vanguard Medical Associates, Hastings Mutual Insurance Company, Health Care Service Corporation, Health Care Service Corporation - BlueCross BlueShield of Oklahoma, Health Care Service Corporation - BlueCross BlueShield of Texas, Health Net, Inc., Health Net, Inc. - Health Net Federal Services, Health Net, Inc. - Health Net of California, Health Net, Inc. - Managed Health Network, Health Partners, HealthEast Care System, HealthPartners, HealthSpring, Inc., Healthways, Inc., Heartland Regional Medical Center, Heller Ehrman, LLP, Helmerich & Payne, Inc., Henkel of America, Henry Ford Health System, Henry Ford Health System - Henry Ford Hospital, Henry Ford Health System - Macomb Hospital, Warren Campus, Henry Ford Health System - Wyandotte Hospital, Henry Schein, Inc., Herbalife International of America, Herbalife International of America - North America, Hercules Offshore, Inc., Herman Miller, Inc., Hess Corporation, Hexion Specialty Chemicals, Hexion Specialty Chemicals - ECRD, Hexion Specialty Chemicals - PFPD, Hexion Specialty Chemicals - PPD, Highmark, Highmark - Gateway Health Plan, Highmark - Industrial Medical Consultants, Highmark - Insurance Group, Highmark - Medicare Services, Highmark - UCCI, Hill-Rom Company, Hilti, Inc., Hines Interests, LLP, Holy Spirit Hospital, Honeywell International, Inc., Horizon Blue Cross Blue Shield of New Jersey, Hospira, Inc., Hospital Sisters Health System, Hospital of the University of Pennsylvania, Houghton Mifflin Company, Houghton Mifflin Company -  Holt McDougal, Houghton Mifflin Company - Great Source Education Group, Houghton Mifflin Company - International, Houghton Mifflin Company - McDougal Littell, Houghton Mifflin Company - Riverside Publishing, Houghton Mifflin Company - School Division, Houghton Mifflin Company - Trade, Howard Hughes Medical Institute, Humana, Inc., Hunt Consolidated - Hunt Investments, Hunt Consolidated - Hunt Oil Company, Hunt Consolidated - Hunt Realty, Hunter Douglas Inc., Hunton & Williams, LLP, Huttig Building Products, Inc., Hyatt Corporation, Hyundai Motor America, Hyundai Motor America - Hyundai Motor Finance Company, I.C. System, Inc., IAC/InteractiveCorp, ICMA Retirement Corporation, IDEXX Laboratories, IKON Office Solutions, IKON Office Solutions - US Operations, IMC, Inc., IMS Health, ING North America Insurance Corporation US Financial Services, ION Geophysical Corporation, iPCS, Inc., ITC Holdings Corp, ITT Systems Division, Idaho Power Company, Idaho Power Company - Power Supply, Idearc Media, Illinois Municipal Retirement Fund, Immix Management Services, Incepture, Inc., Independence Blue Cross, Indiana University, Indianapolis Public Schools, Information Handling Services (IHS), Ingram Industries, Inc., Innovative Productivity, Inc., Inova Health System, Integrys Energy Group, InterContinental Hotels Group Americas, Interface Solutions, Intermountain Health Care, Inc., Intermountain Health Care, Inc. - Dixie Regional Medical Center, Intermountain Health Care, Inc. - IMC, Intermountain Health Care, Inc. - Logan Regional Hospital, Intermountain Health Care, Inc. - McKay-Dee Hospital, Intermountain Health Care, Inc. - Medical Group, Intermountain Health Care, Inc. - Primary Children's Hospital, International Truck and Engine, Interstate Bakeries Corporation, Invensys Controls, Invesco PLC, Investment Company Institute, Iron Mountain, Iron Mountain - North America, Itochu International, Inc. North America, J. C. Penney Company, Inc., J.R. Simplot Company, J.R. Simplot Company - Agribusiness Group, J.R. Simplot Company - Food Group, J.R. Simplot Company - Land & Livestock, JM Family, JM Family - Monetrics, JM Family - Southeast Toyota Distributors, JPI, Jackson Health System, Jackson Health System - Jackson South Community Hospital, Jackson National Life Insurance Company, Jacobs Engineering Group, Inc., Jacobs Engineering Group, Inc. - Jacobs Civil, Inc., Jacobs Engineering Group, Inc. - Jacobs Facilities, Inc., Jacobs Engineering Group, Inc. - Jacobs Federal Operations, Jacobs Engineering Group, Inc. - Jacobs Field Services, Jacobs Engineering Group, Inc. - Jacobs Northern Region, James Hardie Building Products, Jefferson County Public Schools, Jefferson Wells International, Jo-Ann Fabric & Craft Stores Inc., Jockey International, Inc., John Hancock Financial Services, Inc., John Wiley & Sons, Inc., Johns Hopkins HealthCare, LLC, Johns Manville, Johns Manville - Engineered Products, Johns Manville - Fibers N.A., Johns Manville - Insulation Systems, Johns Manville - Non Wovens N.A., Johns Manville - Roofing Systems, Johnson Controls Power Solutions, Johnson Financial Group, Johnson Outdoors, Inc., Johnson Outdoors, Inc. - Diving, Johnson Outdoors, Inc. - Marine Electronics, Johnson Outdoors, Inc. - Watercraft, JohnsonDiversey, Inc., JohnsonDiversey, Inc. - H&H Division, JohnsonDiversey, Inc. - North America Region, Jones Lang LaSalle, Jordan's Furniture, Judicial Council of California, K. Hovnanian Companies, K. Hovnanian Companies - Chantilly Division, K. Hovnanian Companies - Edison Division, K. Hovnanian Companies - Hazlet Division, K. Hovnanian Companies - Irvine Division, K. Hovnanian Companies - K. Hovnanian Oster Homes, LLC, K. Hovnanian Companies - Landover Division, K. Hovnanian Companies - Langhorn Division, K. Hovnanian Companies - Ontario Division, K. Hovnanian Companies - Phoenix Division, K. Hovnanian Companies - Plano Division, K. Hovnanian Companies - Sacramento Division, K. Hovnanian Companies - Scott Division, K. Hovnanian Companies - Tampa Division, KIK Custom Products, Kaiser Permanente, Kaiser Permanente - Colorado Region, Kaiser Permanente - Georgia Region, Kaiser Permanente - Hawaii Region, Kaiser Permanente - Kaiser Foundation Hospitals, Inc., Kaiser Permanente - Mid-Atlantic Region, Kaiser Permanente - Northern California Region, Kaiser Permanente - Northwest Region, Kaiser Permanente - Ohio Region, Kaiser Permanente - Southern California Region, Kamehameha Schools, Kao Brands Company, Katun Corporation, Kellogg Company, Kellogg Company - Austin Quality Foods, Kellogg Company - International, Kellogg Company - Kashi, Kellogg Company - Keebler Division, Kellogg Company - Morning Foods, Kellogg Company - Snacks, Kelsey-Seybold Clinic, Kemper Auto and Home Group, Kennebunk Savings Bank, Kennedy Health System, Kentucky Lottery Corporation, Kerry, Inc. US, Kewaunee Scientific Corporation, KeyCorp, Keystone Automotive Industries, Keystone Foods, LLC, Kforce Inc., Kindred Healthcare, Inc., Kindred Healthcare, Inc. - Health Services Division, Kindred Healthcare, Inc. - Hospital Division, Kindred Healthcare, Inc. - Peoplefirst Rehabilitation Division, Kohl's Department Stores, Kohler Company - Cabinetry, Kohler Company - Engines, Kohler Company - Global Faucets, Kohler Company - Global Power Group, Kohler Company - Hospitality & Real Estate Group, Kohler Company - Interiors Group, Kohler Company - Kitchen & Bath, Kohler Company - Kohler Rental Power, Kohler Company - Plumbing Americas, Kohler Company - Power Systems Business, Kohler Company - Robern, Konecranes, Inc., Konecranes, Inc. - Hoists Americas, Konecranes, Inc. - Industrial Cranes, Kyocera America, Inc., L.L. Bean, Inc., LANXESS Corporation US, LG Electronics USA, Inc., LGE MobileComm USA, LINAK U.S. Inc., LORD Corporation, Laboratory Corporation of America, Lancaster General, Lance, Inc., LandAmerica Financial Group, Inc., Latham & Watkins LLP, Laureate Education, Inc., Laureate Education, Inc. - Laureate Latin America, Laureate Education, Inc. - Laureate Online Education, Leatherman Tool Group, Inc., Legacy Health System, Legal & General America, Inc., Lehigh Valley Hospital and Health Network, Lennox International, Inc., Leprino Foods Company, Leupold & Stevens, Inc., Liberty Mutual Group, Liberty Mutual Group - Agency Markets, Liberty Mutual Group - Commercial Markets, Liberty Mutual Group - Liberty International, Liberty Mutual Group - Personal Markets, LifeBridge Health - Levindale Hebrew Geriatric, LifeBridge Health - Sinai Hospital of Baltimore, Limited Brands, Inc., Limited Brands, Inc. - Bath And Body Works, Limited Brands, Inc. - Victoria Secret Direct, Limited Brands, Inc. - Victoria's Secret Stores, Linens 'n Things, Inc., Link-Belt Construction Equipment Company, Liz Claiborne, Inc., Liz Claiborne, Inc. - Corporate Production, Liz Claiborne, Inc. - Direct Brands, Loews Corporation, Loews Corporation - Loews Hotels, Logan's Roadhouse, Lorillard Tobacco Company, Los Alamos National Laboratory, Los Angeles Community College District, Los Angeles Unified School District, Louisiana Legislative Auditor, Louisville Regional Airport Authority, Lower Colorado River Authority, Luxottica Retail US, MCG Health, MDU Resources Group, Inc., MDU Resources Group, Inc. - Construction Services Group, MDU Resources Group, Inc. - Knife River Corporation, MDU Resources Group, Inc. - Montana Dakota Utilities, MDU Resources Group, Inc. - WBI Holdings, Inc., MFS Investment Management, MGA Entertainment, MGA Entertainment - Little Tikes, MTS Systems Corporation - Sensors, MTS Systems Corporation - Test Division, Macy's, Inc., Macy's, Inc. - Bloomingdale's, Macy's, Inc. - Macy's East, Macy's, Inc. - Macy's Florida, Macy's, Inc. - Macy's Home Store, Macy's, Inc. - Macy's Midwest, Macy's, Inc. - Macy's Northwest, Macy's, Inc. - Macy's South, Macy's, Inc. - Macy's West, Magellan Health Services, Magellan Midstream Holdings, LP, Magellan Midstream Holdings, LP - Pipeline Operations, Main Line Health, Inc. - Main Line Health Laboratories, Inc., Main Line Health, Inc. - Paoli Hospital, Main Line Health, Inc. - The Lankenau Hospital, Main Street America Group, Malcolm Pirnie, Inc., Mannatech, Inc., Manpower, Inc. - Manpower US, Maricopa Integrated Health Systems, Markem-Imaje, Marriott International, Marriott International - Marriott Vacation Club International, Mars North America, Mars North America - Mars Food US, Mars North America - Mars Snackfood US, Marshall & Ilsley Corporation, Marshfield Clinic, Martek Biosciences Corporation, Martha Jefferson Hospital, Mary Kay, Inc., Mary Kay, Inc. - Mary Kay North America, Maryland Procurement Office, Masco Corporation, MassMutual Life Insurance Company, Massachusetts Institute of Technology, Mattel, Inc., Mattel, Inc. - American Girl, Mattel, Inc. - Fisher Price, Mayo Foundation, Mayo Foundation - Mayo Clinic, Jacksonville, Mayo Foundation - Mayo Clinic, Rochester, Mayo Foundation - Mayo Clinic, Scottsdale, McDonald's Corporation, McKesson Corporation, McKesson Corporation - McKesson Distribution Solutions, McKesson Corporation - McKesson Technology Solutions, MeadWestvaco Corporation - Calmar, MeadWestvaco Corporation - Community Development & Land Management, MeadWestvaco Corporation - Consumer & Office, MeadWestvaco Corporation - Consumer Solutions Group, MeadWestvaco Corporation - Packaging Resources Group, MeadWestvaco Corporation - Specialty Chemicals, MeadWestvaco Corporation - Specialty Papers, Mecklenburg County Government, MedPlus, Inc., MedStar Health, Medco Health Solutions, Inc., Media General, Medrad, Inc., Meeting Consultants, Inc., Memorial Hermann, Memorial Hermann - Katy, Memorial Hermann - Memorial City Medical Center, Memorial Hermann - Northeast Hospital, Memorial Hermann - Northwest, Memorial Hermann - Southeast, Memorial Hermann - Southwest, Memorial Hermann - Sugar Land, Memorial Hermann - Texas Medical Center, Memorial Hermann - The Woodlands, Memorial Sloan-Kettering Cancer Center, Mercedes-Benz USA, Mercury Insurance Group, MetLife, MetLife - Individual, MetLife - Institutional, Metal Technologies, Inc., Metaldyne, Metavante Corporation - Financial Solutions Group, Metavante Corporation - Healthcare Payments Division, Metavante Corporation - Payment Solutions Group, Metropolitan Transit Authority, Michael Baker Corporation, Michelin North America, Inc., Michelin North America, Inc. - DPLS, Michelin North America, Inc. - PL, Michelin North America, Inc. - TC, Midwest Airlines, Inc., Millbrook Partners, Miller Brewing Company, Milliken & Company, Milliken & Company - Airbags, Milliken & Company - Floor Covering, Milliken & Company - International, Milliken & Company - Textile Manufacturing, Mills-Peninsula Health Services, Mine Safety Appliances Company, Mitsubishi Motors North America, Mitsubishi Motors North America - Mitsubishi Motors Credit of America, Inc., Mitsubishi Motors North America Manufacturing Division, Mitsui & Co. (USA), Inc., Modern Woodmen of America, Molex, Molex - Commercial Products Division, Molex - Integrated Products Division, Molex - Sales & Marketing Division, Molex - Transportation Products, MoneyGram International, Inc., Morrison & Foerster, LLP, Mortgage Guaranty Insurance Corporation, Moses Cone Health System, Motion Picture Industry Pension & Health Plans (MPIPHP), Motorists Insurance Group, Mueller Water Products, Mueller Water Products - Anvil International, Mueller Water Products - Mueller Company, Mueller Water Products - U.S. Pipe, Munich Reinsurance America, Inc., Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mutual of Omaha - Omaha Financial Holdings, NCCI Holdings, Inc., NSK Americas, NSK Americas - NSK Corporation, NSK Americas - NSK Precision America, NSK Americas - NSK Steering Systems, NSK-AKS Precision Ball Company, NYU Medical Center, Nash Finch Company, National Church Residences - NCR Health Care Division, National Church Residences - NCR Housing Division, National Futures Association, National Rural Telecommunications Cooperative, National Rural Telecommunications Cooperative - Business Development, National Rural Telecommunications Cooperative - Business Operations, National Rural Utilities Cooperative Finance Corporation (NRUCFC), National-Louis University, Nature's Sunshine Products - Synergy Worldwide, Navarre Corporation, Navarre Corporation - BCI, Navarre Corporation - Encore, Navarre Corporation - FUNimation, Navy Federal Credit Union, Neiman Marcus Group, Neiman Marcus Group - Bergdorf Goodman, Neiman Marcus Group - Neiman Marcus Direct/Online, Neiman Marcus Group - Neiman Marcus Stores, Nelnet, Inc., Nestlé USA, Inc., Nestlé USA, Inc. - Beverage Division, Nestlé USA, Inc. - Buitoni, Nestlé USA, Inc. - Confections & Snacks Division, Nestlé USA, Inc. - Emerging Markets, Nestlé USA, Inc. - Nestlé Prepared Foods Company, New York ISO, New York Life Insurance Company, New York Power Authority, New York Presbyterian Hospital, New York State Catholic Health Plan, d/b/a Fidelis Care New York, NewPage Corporation, Nexen Petroleum USA, Inc., Nike, Inc., North Carolina Baptist Hospital, Northeast Georgia Health System, Inc., Northeast Health, Northern Arizona University, Northwestern Mutual, Northwestern University, Novant Health, Inc., Novartis US - CIBA Vision Corporation , Novartis US - Novartis Consumer Health (OTC), Novartis US - Novartis Consumer Health (OTC) - NA, Novo Nordisk Inc., Nutricia North America, OGE Energy Corp, OGE Energy Corp - Enogex, ONEOK, Inc., ONEOK, Inc. - Kansas Gas Services Division, ONEOK, Inc. - ONEOK Energy Services Company, ONEOK, Inc. - ONEOK Partners, ONEOK, Inc. - Oklahoma Natural Gas Division, ONEOK, Inc. - Texas Gas Services Division, OSI Industries, LLC, OSI Industries, LLC - Chicago Stockyards Campus, OSI Industries, LLC - Otto & Sons, West Jordan, Oakwood Healthcare, Inc., Oberg Industries, Inc., Océ Business Services, Océ North America, Inc., OfficeMax Incorporated, Oglethorpe Power Corporation, Ohio Police and Fire Pension Fund, OhioHealth, Old Dominion Electric Cooperative, Old Dominion University Research Foundation, Omya Industries, Omya Industries - Omya Alabama, Omya Industries - Omya Arizona, Omya Industries - Omya California, OneAmerica Financial Partners, Inc., OneBeacon Insurance, Opus Corporation, Opus Corporation - Adler Management, Opus Corporation - Opus Architects & Engineers , Opus Corporation - Opus East, Opus Corporation - Opus National, Opus Corporation - Opus Northwest Management, Opus Corporation - Opus South, Opus Corporation - Opus West, Orange County Government, Orange County Public Schools, Orange County's Credit Union, Orbital Sciences, Orica USA Inc., Orrick, Herrington & Sutcliffe, LLP, Our Lady of the Lake Regional Medical Center, Owens Corning, Owens Corning - Roofing and Asphalt, PACCAR, PACCAR - Dynacraft, PACCAR - ITD, PACCAR - Kenworth , PACCAR - Kenworth Chillicothe, PACCAR - Kenworth Renton, PACCAR - PACCAR International, PACCAR - Parts, PACCAR - Peterbilt, PACCAR - Peterbilt Division, PACCAR - Peterbilt Nashville, PACCAR - Technical Center, PACCAR - Winch, PACCESS, LLC, PAETEC, PETCO Animal Supplies, Inc., PHH Arval, PHOENIX Process Equipment Company, PNC Financial Services Group, Inc., PNC Financial Services Group, Inc. - Asset and Liability Mgmt, PNC Financial Services Group, Inc. - Capital Markets, PNC Financial Services Group, Inc. - Corporate Finance, A & L Management, Corporate Real Estate, and Equity Mgmt, PNC Financial Services Group, Inc. - Corporate and Institutional Banking, PNC Financial Services Group, Inc. - Investment Operations, PNC Financial Services Group, Inc. - MIS Administration, PNC Financial Services Group, Inc. - Mergers and Acquisitions, PNC Financial Services Group, Inc. - PFPC, PNC Financial Services Group, Inc. - Retail Banking, PNC Financial Services Group, Inc. - Wealth Management and Institutional, PPL Corporation, PSC, PSC - Environmental Services Division, PSC - Industrial Services Division, PacifiCorp, Pacific Northwest National Laboratory, Packaging Corporation of America, Packaging Corporation of America - Containerboard, Packaging Corporation of America - Corrugated, Palos Community Hospital, Panduit Corporation, Papa John's International, Inc., Park Nicollet Health Services, Parkland Health & Hospital System, Parkview Health, Parkway Corporation, Parsons Child & Family Center, Partner Reinsurance Company of the U.S., Pearson Education, Pearson Education - Pearson NCS, Penn State Hershey Medical Center, Pentair, Inc., Pentair, Inc. - Hoffman Enclosures, Pentair, Inc. - Pentair Electronic Packaging, Pentair, Inc. - Pentair Filtration, Inc., Pentair, Inc. - Pentair Pump Division, Pentair, Inc. - Pentair Water Pool & Spa, Pepco Holdings, Inc., Pernod Ricard USA, Perot Systems Corporation, Pharmaceutical Product Development, Inc., Pharmavite, LLC, Phillips-Van Heusen Corporation, Phillips-Van Heusen Corporation - Calvin Klein, Phillips-Van Heusen Corporation - Dress Shirt, Phillips-Van Heusen Corporation - GH Bass, Phillips-Van Heusen Corporation - Geoffrey Beene, Phillips-Van Heusen Corporation - Izod Retail, Phillips-Van Heusen Corporation - PVH Sportswear, Phoenix Companies, Pinnacle West Capital Corporation, Pioneer Hi-Bred International, Pitney Bowes, Inc., Plum Creek Timber Company, Inc., PolyOne Corporation, Port of Portland, Port of Seattle, Premera BlueCross, Premera BlueCross - Calypso, Premera BlueCross - LifeWise of Arizona, Premera BlueCross - LifeWise of Oregon, Pressure Chemical Co., PricewaterhouseCoopers, Pride International, Prime Therapeutics LLC, Principal Financial Group, Principal Financial Group - Group Pension Division, Principal Financial Group - Health Division, Principal Financial Group - Individual Life Division, Principal Financial Group - Marketer Services, Principal Financial Group - Principal Bank, Principal Financial Group - Principal Global Investors, Principal Financial Group - Principal International, Principal Financial Group - Princor, Principal Financial Group - RIS (Retirement Investor Services), Priority Health, Progress Energy, Progressive Corporation, Protection One, Protection One - CMS, Protective Life Corporation, Protective Life Corporation - Asset Protection Division, Protective Life Corporation - Life & Annuity Division, Providence Health System in Oregon, Providence Health System in Oregon - Providence Health Plans, Providence Health System in Oregon - Providence Hood River Hospital, Providence Health System in Oregon - Providence Medford Medical Center, Providence Health System in Oregon - Providence Medical Group, Providence Health System in Oregon - Providence Newberg Hospital, Providence Health System in Oregon - Providence Portland Medical Center, Providence Health System in Oregon - Providence Seaside Hospital, Providence Health System in Oregon - Providence St. Vincent Medical Center, Prudential Financial, Inc., Public Company Accounting Oversight Board, Publix Super Markets, Inc., Publix Super Markets, Inc. - Jacksonville Region, Publix Super Markets, Inc. - Lakeland Region, Publix Super Markets, Inc. - Miami Region, Pulmuone Wildwood, Inc., Pulte Homes, Inc., Pulte Homes, Inc. - Austin, Pulte Homes, Inc. - Bay Area, Pulte Homes, Inc. - California Group, Pulte Homes, Inc. - Central Valley, Pulte Homes, Inc. - Charlotte, Pulte Homes, Inc. - Dallas, Pulte Homes, Inc. - Delaware Valley, Pulte Homes, Inc. - Florida Area, Pulte Homes, Inc. - Ft. Myers/Sarasota, Pulte Homes, Inc. - Georgia North, Pulte Homes, Inc. - Georgia South, Pulte Homes, Inc. - Great Lakes Area, Pulte Homes, Inc. - Illinois, Pulte Homes, Inc. - Indianapolis, Pulte Homes, Inc. - Jacksonville, Pulte Homes, Inc. - Kansas City, Pulte Homes, Inc. - Mid-Atlantic, Pulte Homes, Inc. - Minnesota, Pulte Homes, Inc. - North California Area, Pulte Homes, Inc. - North Inland Empire, Pulte Homes, Inc. - Northeast Area, Pulte Homes, Inc. - Ocala, Pulte Homes, Inc. - Orlando, Pulte Homes, Inc. - Phoenix East, Pulte Homes, Inc. - Phoenix West, Pulte Homes, Inc. - Raleigh, Pulte Homes, Inc. - SE Florida, Pulte Homes, Inc. - Sacramento/Reno, Pulte Homes, Inc. - San Antonio, Pulte Homes, Inc. - Southeast Area, Pulte Homes, Inc. - Southeast/Florida Area, Pulte Homes, Inc. - Southwest Area, Pulte Homes, Inc. - Southwest/Texas Area, Pulte Homes, Inc. - Tampa, Pulte Homes, Inc. - Tennessee, Pulte Homes, Inc. - Texas Area, Pulte Homes, Inc. - Tucson, QBE Regional Insurance, QSC Audio Products, LLC, Quest Diagnostics, Quest Diagnostics - Atlanta, Quest Diagnostics - Auburn Hills, Quest Diagnostics - Cambridge, Quest Diagnostics - Cincinnati, Quest Diagnostics - Dallas, Quest Diagnostics - Denver, Quest Diagnostics - Gulf Coast, Quest Diagnostics - Kansas, Quest Diagnostics - Las Vegas, Quest Diagnostics - New York/New Jersey, Quest Diagnostics - Nichols Chantilly, Quest Diagnostics - Nichols SJC, Quest Diagnostics - Northern California, Quest Diagnostics - Oklahoma, Quest Diagnostics - Philadelphia, Quest Diagnostics - Pittsburgh, Quest Diagnostics - Seattle & Portland, Quest Diagnostics - South Florida, Quest Diagnostics - Wallingford, Quest Diagnostics - Wooddale, Questar Corporation, Questar Corporation - Questar Gas, Quintiles, Qwest Communications International, Inc. - Business Markets Group, Qwest Communications International, Inc. - Mass Markets, Qwest Communications International, Inc. - Wholesale, R.H. Donnelley, Inc., RBC Bank, RBC Wealth Management, RLI Insurance Company, RR Donnelley & Sons, RR Donnelley & Sons - Global Solutions, Financial Services Division, RREEF, RSC Equipment Rental, RSM McGladrey, Rabobank, N.A., Rackspace IT Hosting, Ralcorp Holdings, Inc., Ralcorp Holdings, Inc. - Bakery Chef, Ralcorp Holdings, Inc. - Bremner, Ralcorp Holdings, Inc. - Carriage House, Ralcorp Holdings, Inc. - Nutcracker Brands, Ralcorp Holdings, Inc. - Ralston Foods, Raley's, Raymond James Financial, Raymond James Financial - Raymond James Bank, Reader's Digest Association, Reader's Digest Association - Books Are Fun, Reader's Digest Association - Weekly Reader, Reckitt Benckiser, Inc., Reed Construction Data, Reeves Brothers, Inc., Regency Centers, Regions Financial Corporation, Renaissance Learning, Inc., Republic Underwriters Insurance Company, Retail Ventures Services, Inc. - Filene's Basement, Rexam Plastic Sector U.S., Reynolds American, Inc., Reynolds American, Inc. - R. J. Reynolds Tobacco Co., Reynolds American, Inc. - RJR Global Products, Inc., Rich Products Corporation, Rich Products Corporation - Arlington, Rich Products Corporation - Burlington, Rich Products Corporation - Claremont, Rich Products Corporation - Food Service Division, Rich Products Corporation - Grandview, Rich Products Corporation - Hilliard, Rich Products Corporation - Jon Donaire, Rich Products Corporation - Morristown, Rich Products Corporation - Murfreesboro, Rich Products Corporation - Niles, Rich Products Corporation - Waycross, Rich Products Corporation - Wheeling, Rio Tinto plc US, Rio Tinto plc US - Kennecott Utah Copper, Rio Tinto plc US - Rio Tinto Minerals, Rite Aid Corporation, Robert Bosch LLC, Robert Bosch LLC - Accessories North America, Robert Bosch LLC - Aftermarket Division (AA), Robert Bosch LLC - Automotive Electronics (AE, Robert Bosch LLC - Bosch North America, Robert Bosch LLC - Bosch Rexroth Corporation (BRNA), Robert Bosch LLC - Bosch Security Systems (STNA), Robert Bosch LLC - Chassis Systems Brakes (AF), Robert Bosch LLC - Chassis Systems Control (CC), Robert Bosch LLC - Diesel Systems Division (DS), Robert Bosch LLC - Electrical Drives Div. (ED), Robert Bosch LLC - Garden & Watering, Robert Bosch LLC - Gasoline Systems Division (GS), Robert Bosch LLC - North American Group, Robert Bosch LLC - Rotary Tools, Robert Bosch LLC - Skil North America, Robins, Kaplan, Miller & Ciresi, LLP, Roche Diagnostics US, Rockwell Automation, Inc., Rockwell Collins, Rockwell Collins - Air Transport Systems, Rockwell Collins - Business and Regional Systems, Rockwell Collins - C3I Solutions, Rockwell Collins - Cabin Systems, Rockwell Collins - Precision Strike Solutions, Rockwell Collins - Stimulation & Training Solutions, Rogers Corporation, Rosetta Stone, Inc., Ross Stores, Inc., Roundy's Supermarkets, Inc., Rush University Medical Center, Russell Reynolds, Associates, Ryder Systems, Inc., Ryder Systems, Inc. - Fleet Management Solutions, Ryder Systems, Inc. - Supply Chain Solutions, S&C Electric Company, S. C. Johnson & Son, Inc., SAE International, SCANA Corporation - Carolina Gas Transmission Corporation (CGTC), SCANA Corporation - PSNC Energy (Public Service Company of North Carolina, Inc.), SCANA Corporation - Public Service Co of NC, Communications, ServiceCare and SEVI, SCANA Corporation - SCE&G (South Carolina Electric and Gas Company), SCANA Corporation - SEMI (SCANA Energy Marketing, Inc.), SCF Arizona, SCF Arizona - Premier, SCS Engineers, SCS Engineers - Bedford, SCS Engineers - Bellevue, SCS Engineers - Cincinnati, SMC Corporation of America, SMSC Gaming Enterprises, SSM Health Care St. Louis, SSM Health Care St. Louis - SSM Cardinal Glennon Children's Hospital, SSM Health Care St. Louis - SSM Integrated Health Technologies, SSM Health Care St. Louis - SSM St. Joseph Hospital Kirkwood, SSM Health Care St. Louis - SSM St. Joseph Hospital West, SSM Health Care St. Louis - SSM St. Mary's Health Center, STG, Inc., SUEZ Energy North America, Inc., SUEZ Energy North America, Inc. - SUEZ Energy Resources NA , SUEZ Energy North America, Inc. - SUEZ LNG NA, LLC, Sabre Holdings Corporation, Sabre Holdings Corporation - Sabre Airline Solutions, Sabre Holdings Corporation - Sabre Travel Network, Sabre Holdings Corporation - Travelocity, Safety-Kleen Systems, Inc., Safety-Kleen Systems, Inc. - East Group, Safety-Kleen Systems, Inc. - West Group, Saint Joseph Health System, Saint Joseph's Health System, Saint Luke's Health System, Saint Raphael Healthcare System, Sallie Mae, Sam Levin, Inc., Samson Investment Company, San Antonio Federal Credit Union, San Antonio Water System, San Diego County Regional Airport Authority, Sanmina-SCI Corporation, Sanmina-SCI Corporation - Backplane Operations, Sanmina-SCI Corporation - Communication Systems, Sanmina-SCI Corporation - Computing & Storage Systems, Europe, Sanmina-SCI Corporation - Medical Devices, Sanmina-SCI Corporation - Modular/Memory, Sanmina-SCI Corporation - PBC Fabrication, Sanofi-Aventis US, Sara Lee Corporation, Sauer-Danfoss, Sauer-Danfoss - Propel, Schlumberger Oilfield Services, Schneider Electric/Square D Company, Schneider Electric/Square D Company - APC, Schneider Electric/Square D Company - NOAD, Schneider National, Inc., Schnitzer Steel Industries, Inc., Scholle Corporation, Scholle Corporation - Scholle Chemical, Scholle Corporation - Scholle Packaging, Scholle Corporation - Vacumet Corp, Schott Solar, Inc., Scott and White Hospital, Sea Star Line, LLC, Securian Financial Group, Securitas Security Services, USA, Selective Insurance Company of America, Sensata Technologies, Sentara Healthcare, Sentara Healthcare - Norfolk General Hospital, Sentry Insurance, Serco NA, Sharp HealthCare, Shearman & Sterling LLP, Shure Incorporated, Sidley Austin, LLP, Simon Property Group, Sinclair Broadcast Group, Inc., Society of Manufacturing Engineers, Sodexho USA, Southeastern Freight Lines, Southern California Regional Rail Authority, Southern Company, Southern Company - Alabama Power Company, Southern Company - Georgia Power, Spectrum Health System, Sprint, St. Elizabeth Health System, St. Jude Children's Research Hospital, St. Vincent Health, StanCorp Financial Group, Stanford University, Stanford University - School of Medicine, Stanford University Medical Center, Stanford University Medical Center - Lucile Packard Children's Hospital , Stantec Inc., Staples, Inc., Starbucks Coffee Company, Starwood Vacation Ownership, State Auto Insurance Company, State Farm Insurance, State Personnel Administration (formerly Georgia Merit System), State Teachers Retirement System of Ohio, State of Indiana, State of Indiana - Adjutant General's Office, State of Indiana - Alcohol and Tobacco Commission, State of Indiana - Arts Commission, State of Indiana - Board of Animal Health, State of Indiana - Board of Tax Review, State of Indiana - Bureau of Motor Vehicles, State of Indiana - Commission of Public Records, State of Indiana - Department of Administration, State of Indiana - Department of Agriculture, State of Indiana - Department of Child Services, State of Indiana - Department of Corrections, State of Indiana - Department of Education, State of Indiana - Department of Environmental Management, State of Indiana - Department of Homeland Security, State of Indiana - Department of Insurance, State of Indiana - Department of Labor, State of Indiana - Department of Local Government Finance, State of Indiana - Department of Natural Resources, State of Indiana - Department of Revenue, State of Indiana - Department of Transportation, State of Indiana - Department of Veterans' Affairs, State of Indiana - Department of Workforce Development, State of Indiana - Education Employee Relations Board, State of Indiana - Environmental Adjudication, State of Indiana - Family and Social Services Administration, State of Indiana - Gaming Commission, State of Indiana - Governor's Planning Council for People with Disabilities, State of Indiana - Indiana Economic Development Corp., State of Indiana - Indiana School for the Blind and Visually Impaired, State of Indiana - Indiana Soldiers and Sailors Children's Home, State of Indiana - Indiana State Police, State of Indiana - Law Enforcement Training Board, State of Indiana - Office of Management and Budget, State of Indiana - Professional Licensing Agency, State of Indiana - Public Access Counselor, State of Indiana - Public Employees' Retirement Fund, State of Indiana - Secretary of the State, State of Indiana - State Board of Accounts, State of Indiana - State Racing Commission, State of Indiana - State Student Assistance, State of Indiana - Teachers' Retirement Fund, State of Indiana - Tobacco Prevention and Cessation Board, State of Indiana - War Memorials Commission, State of Indiana - White River State Park, State of Indiana - Workers' Compensation Board, State of Nebraska Department of Administrative Services, Office of the CIO, State of North Carolina, Steelcase, Inc., Straumann USA, Stream International, Stryker Corporation, Stryker Corporation - Biotech, Osteosynthesis & Development Group, Stryker Corporation - MedSurg Group, Stryker Corporation - Orthopaedics, Stryker Corporation - Spine, Subaru of America, Inc., Subway Franchisee Advertising Fund Trust, Summa Health System, Sun Life Financial (US), SunTrust Banks, Inc., Sunoco, Inc., Sunrise Hospital and Medical Center, Sunsweet Growers, Inc., SuperValu, Superior Essex, Inc., Superior Essex, Inc. - Essex Group, Inc., Superior Essex, Inc. - Superior Essex Communications LP, SureWest Communications, Sutter Health, Sutter Health - Sutter Medical Center Sacramento, Swarthmore College, Swedish Health Services, Swedish Health Services - Hospitals, Sykes Enterprises, Incorporated - US Operations, Symetra Financial, Symetra Financial - Group Insurance, Symetra Financial - Life & Annuities, Syniverse Technologies, Synovus Financial Corporation, T-Mobile USA, T. Rowe Price, TD Ameritrade Holding Corporation, TD Banknorth, Inc., TECO Energy, Inc., TIAA-CREF, TIW Corporation, TSYS Core, Targa Resources, Inc., Technology Credit Union, TeleTech Holdings, Inc., Telerx Marketing, Inc., Tellabs, Temple-Inland, Temple-Inland - Forest Products Corporation, Tenaris, Inc. USA, Tenet Healthcare Corporation, Tennant Company, Tesoro Corporation, Texas Health Resources - Presbyterian Hospital of Allen, Texas Health Resources - Presbyterian Village North, Texas Industries, Inc., Texas Industries, Inc. - AGG & ESC, Texas Industries, Inc. - CAC, Texas Industries, Inc. - Cement, Texon, LP, Textainer, Textron, Inc., Textron, Inc. - Bell Helicopter, Textron, Inc. - E-Z-Go, Textron, Inc. - Fluid & Power, Textron, Inc. - Greenlee, Textron, Inc. - Jacobsen, Textron, Inc. - Kautex, Textron, Inc. - Textron Financial Corporation, Textron, Inc. - Textron Systems, The Children's Hospital of Philadelphia, The Children's Mercy Hospital, The Chubb Corporation, The Coca-Cola Company, The Decurion Corporation, The Doe Run Company, The Doe Run Company - Buick Resource Recycling, The Doe Run Company - Herculaneum Smelting Division, The Doe Run Company - Seafab Metals Company, The Doe Run Company - Southeastern Mining and Milling Division, The E. W. Scripps Company - Interactive Media, The E. W. Scripps Company - Newspaper, The E. W. Scripps Company - Television, The Employers Association, The Finish Line, Inc., The Florida Aquarium, Inc., The Ford Foundation, The Frost National Bank, The Golden 1 Credit Union, The Guardian Life Insurance Company of America, The Guardian Life Insurance Company of America - Berkshire Life Insurance Company, The Guardian Life Insurance Company of America - Equity Products, The Guardian Life Insurance Company of America - Group Pensions, The Guardian Life Insurance Company of America - Group Products, The Hanover Insurance Group, Inc., The Hartford Financial Services Group, Inc., The Hershey Company, The Hertz Corporation, The Irvine Company, The Johns Hopkins Hospital, The Johns Hopkins University Applied Physics Laboratory, The Joint Commission, The Keane Organization, The Keane Organization - Investor Communications and Retention Solutions, The Keane Organization - Qualified Plan Services Division, The Keane Organization - Unclaimed Property Services Division, The Kroger Company, The Longaberger Company, The MITRE Corporation, The Methodist Hospital System, The Midland Company, The NORDAM Group, The NORDAM Group - Interiors & Structures Division, The NORDAM Group - Nacelles & Thrust Reversers Division, The NORDAM Group - Repair Division, The NORDAM Group - Transparency Division, The Nielsen Company, The Ohio State University, The Ohio State University Medical Center, The Schwan Food Company, The Seattle Times Company, The ServiceMaster Company, The ServiceMaster Company - American Home Shield, The ServiceMaster Company - InStar, The ServiceMaster Company - Merry Maids, The ServiceMaster Company - ServiceMaster Clean, The ServiceMaster Company - Terminix, The ServiceMaster Company - TruGreen Landcare, The Sherwin-Williams Company, The Sherwin-Williams Company - Consumer Group, Consumer Division, The Sherwin-Williams Company - Consumer Group, Diversified Brands Division, The Sherwin-Williams Company - Global Group, Auto Division, The Sherwin-Williams Company - Global Group, Chemical Coatings Division, The Sherwin-Williams Company - Global Group, International Division, The Sherwin-Williams Company - Paint Stores Group, Eastern Division, The Sherwin-Williams Company - Paint Stores Group, Midwestern Division, The Sherwin-Williams Company - Paint Stores Group, Southwestern Division, The Sports Authority, The Sundt Companies, Inc., The Sundt Companies, Inc. - Concrete Division, The Sundt Companies, Inc. - Heavy Construction Division, Arizona, The Sundt Companies, Inc. - Sundt Construction, Inc., Arizona District, The Sundt Companies, Inc. - Sundt Construction, Inc., Federal Division, The Sundt Companies, Inc. - Sundt Construction, Inc., Northern California, The Supreme Court of Ohio, The Toro Company, The Toro Company - Consumer, The Toro Company - International, The Turner Corporation, The University of New Mexico, The University of Texas Health Science Center at Houston, The University of Texas M. D. Anderson Cancer Center, The University of Texas Southwestern Medical Center, The Vanguard Group, Inc., The W.C. Bradley Co., The W.C. Bradley Co. - Char-Broil, The W.C. Bradley Co. - Lamplight Farms Inc., The Warranty Group, Inc., The Warranty Group, Inc. - First Extended, The Warranty Group, Inc. - Innovative Solutions, Inc., The Warranty Group, Inc. - North America, The Weitz Company, LLC, The Weitz Company, LLC - Golf, The Weitz Company, LLC - Hy-Vee Weitz, The Weitz Company, LLC - Industrial, The Weitz Company, LLC - Rocky Mountain, The Weitz Company, LLC - Watts Constructors, The Williams Companies, Inc., The Yankee Candle Company, Inc., Thrivent Financial for Lutherans, Timberland Company, Timberland Company - Smartwool, Time Warner Telecom, Inc., Time Warner, Inc., Title Resource Group, Toll Brothers, Toshiba America Business Solutions, Inc., Toshiba America Business Solutions, Inc. - TBS, Toshiba America Medical Systems, Inc., Totem Ocean Trailer Express, Inc., Toyota Industrial Equipment Manufacturing, Inc., Trane, Trane -  Commercial Systems, Trane -  Residential Systems, TransUnion, LLC, Trebol USA, LLC, Trelleborg Automotive Americas, Trelleborg Sealing Solutions U.S., Inc., TriWest Healthcare Alliance, Trinity Health, Trust Company of America, Turner Broadcasting System, Inc., Turner Broadcasting System, Inc. - CNN News Group, Tyco Electronics, Tyco Electronics - Automotive, Tyco Electronics - CCCE, Tyco Electronics - CCCE, Circuit Protection, Tyco Electronics - CCCE, TEBS, Tyco Electronics - GATD, Tyco Electronics - GIC, Tyson Foods, Inc., U.S. Cellular®, U.S. Foodservice, U.S. Foodservice - Albany, U.S. Foodservice - Albuquerque, U.S. Foodservice - Allentown, U.S. Foodservice - Altoona Group, U.S. Foodservice - Atlanta, U.S. Foodservice - Austin, U.S. Foodservice - Baltimore, U.S. Foodservice - Boca Raton/Pompano, U.S. Foodservice - Boston North, U.S. Foodservice - Boston South, U.S. Foodservice - Buffalo, U.S. Foodservice - Chicago Group, U.S. Foodservice - Cincinnati, U.S. Foodservice - Cleveland, U.S. Foodservice - Columbia, U.S. Foodservice - Connecticut, U.S. Foodservice - Dallas, U.S. Foodservice - Denver, U.S. Foodservice - Detroit, U.S. Foodservice - Fort Mill, U.S. Foodservice - Indianapolis, U.S. Foodservice - Jackson, U.S. Foodservice - Lakeland, U.S. Foodservice - Las Vegas, U.S. Foodservice - Little Rock, U.S. Foodservice - Los Angeles, U.S. Foodservice - Lubbock, U.S. Foodservice - Manassas, U.S. Foodservice - Memphis, U.S. Foodservice - Milwaukee, U.S. Foodservice - Minneapolis, U.S. Foodservice - Monarch, U.S. Foodservice - Montgomery, U.S. Foodservice - NY Group, U.S. Foodservice - North Dakota Group, U.S. Foodservice - North Star of Atlanta, U.S. Foodservice - North Star of Carolinas, U.S. Foodservice - North Star of Charlotte, U.S. Foodservice - North Star of Florida, U.S. Foodservice - North Star of Indiana, U.S. Foodservice - Northwest Group, U.S. Foodservice - Oklahoma City Group, U.S. Foodservice - Omaha, U.S. Foodservice - Ormond Beach, U.S. Foodservice - Paducah Group, U.S. Foodservice - Philadelphia Group, U.S. Foodservice - Phoenix, U.S. Foodservice - Raleigh, U.S. Foodservice - Reno, U.S. Foodservice - Roanoke, U.S. Foodservice - SYMPC Chicago, U.S. Foodservice - Salem, U.S. Foodservice - Salt Lake City, U.S. Foodservice - San Diego, U.S. Foodservice - San Francisco, U.S. Foodservice - Southeast Region, U.S. Foodservice - St. Louis, U.S. Foodservice - Streator, U.S. Foodservice - Tampa, U.S. Foodservice - Topeka, U.S. Foodservice - VA Beach, U.S. Foodservice - West Region, U.S. Foodservice - West Virginia, UAP Holding, UAP Holding - Loveland Industries, UAP Holding - United Agri Products, UNITECH Solutions, UNUM Group, UPM-Kymmene, Inc., UPM-Kymmene, Inc. - Blandin Paper Company, US Airways, US Bancorp, US Oncology, Inc., US Xpress, USANA Health Sciences, USG Corporation, USG Corporation - L&W Supply, USGA, UST, Underwriters Laboratories, Inc., Unified Grocers, Unilever U.S., Unilever U.S. - FoodSolutions, United Airlines, United Industries, United Industries - H&G Operations, United Industries - HQ Division, United Industries - Wal-Mart Division, United Stationers Supply Company, United Stationers Supply Company - Azerty, United Stationers Supply Company - Lagasse Sweet, United Water, United Western Bancorp, Inc., United Western Bancorp, Inc. - United Western Bank, UnitedHealth Group, Unitrin Career Agency Companies, Universal Health Services, Inc., Universal Technical Institute, University Physicians Healthcare, University Physicians Healthcare - UPH Hospital at Kino Campus, University of Central Florida, University of Central Missouri, University of Colorado Hospital, University of Houston, University of Louisville, University of Maryland Medical Center, University of Michigan, University of Minnesota, University of Missouri, University of New Mexico Hospitals, University of Pennsylvania, University of Pittsburgh, University of Virginia Health System, Uponor, Inc., Utah Transit Authority, VITAS Healthcare Corporation, Vail Mountain, Inc., Vail Mountain, Inc. - Breckenridge, Vail Mountain, Inc. - Keystone Resort, Vail Mountain, Inc. - Rock Resorts, Vail Mountain, Inc. - Vail Mountain, Vail Mountain, Inc. - Vail Resorts Development Company, Valero Energy Corporation, Valmont Industries, Inc., ValueOptions, Vanderbilt University, Vectren Corporation, Ventura Foods, LLC, VeriSign, Inc., Vermeer Manufacturing Company, Videojet Technologies, Inc., ViewSonic Corporation, Vinson & Elkins, LLP, Virginia Credit Union, Inc., Virginia United Methodist Homes, Inc., Visiting Nurse Service of New York, Vistar Corporation, Visteon Corporation, Volvo Financial Services, Vonage Holdings Corporation, W-H Energy Services, Inc., W. R. Grace, W. R. Grace - Grace Davison, Aiken, W. R. Grace - Grace Davison, Chattanooga, W. R. Grace - Grace Davison, Chicago, W. R. Grace - Grace Davison, East Chicago, W. R. Grace - Grace Davison, Edison, W. R. Grace - Grace Performance Chemicals, W. R. Grace - Grace Performance Chemicals, Bedford Park, W. R. Grace - Grace Performance Chemicals, Houston, W. R. Grace - Grace Performance Chemicals, Lithonia, W. R. Grace - Grace Performance Chemicals, Los Angeles, W. R. Grace - Grace Performance Chemicals, Milwaukee, W. R. Grace - Grace Performance Chemicals, Mt. Pleasant, W. R. Grace - Grace Performance Chemicals, North Bergen, W. R. Grace - Grace Performance Chemicals, Phoenix, W. R. Grace - Grace Performance Chemicals, Pompano Bch, W. R. Grace - Grace Performance Chemicals, San Leandro, Waggener Edstrom Worldwide, Washington Mutual, Inc., Washington Mutual, Inc. - Commercial Banking, Washington Mutual, Inc. - Mortgage Banking, Washington Mutual, Inc. - Retail Banking & Financial Services, Washington Savannah River Company, Washington Suburban Sanitary Commission, Waste Management, Watkins Manufacturing, Wayne Memorial Hospital, Webster Financial Corporation, Webster Financial Corporation - Center Capital Corp, Wegmans Food Markets, Inc., Weil, Gotshal & Manges, LLP, WellCare Health Plans, WellPoint, Inc., WellSpan Health, Wells Fargo & Company, Wells' Dairy, Inc., Weltman, Weinberg & Reis Co., LPA, Wendy's International, Inc., Wendy's International, Inc. - The New Bakery Company of Ohio, Inc., West Penn Allegheny Health System - Alle-Kiski Medical Center, West Penn Allegheny Health System - Allegheny General Hospital, West Penn Allegheny Health System - Canonsburg General Hospital, West Penn Allegheny Health System - The Western Pennsylvania Hospital, Western & Southern Financial Group, Western Digital - Branded Products, Western Digital - Enterprise, Western Digital - Heads, Western Union, Westinghouse Electric Company, Westinghouse Electric Company - Nuclear Fuel Group, Westinghouse Electric Company - Nuclear Power Plants Group, Westinghouse Electric Company - Nuclear Services Group, Weston Solutions, Inc., Wheaton College, Wheaton Franciscan Healthcare, Wheaton Franciscan Healthcare - All Saints Healthcare, Wheaton Franciscan Healthcare - Elmbrook Memorial Hospital, Wheaton Franciscan Healthcare - Iowa Group, Wheaton Franciscan Healthcare - Marianjoy Rehab Hospital, Wheaton Franciscan Healthcare - St. Francis Hospital, Wheaton Franciscan Healthcare - St. Joseph Hospital, Wheaton Franciscan Healthcare - Wheaton Franciscan Medical Group, Wheaton Franciscan Healthcare - Wisconsin Heart Hospital, Whip Mix Corporation, Whirlpool Corporation, Whole Foods Market, William Blair & Company, LLC, William Marsh Rice University, Wilmer Cutler Pickering Hale & Dorr , Wisconsin Court System, Wisconsin Physicians Service, Wm. Wrigley Jr. Company, Wm. Wrigley Jr. Company - Americas (US, Canada, Mexico), Wm. Wrigley Jr. Company - North America, Wm. Wrigley Jr. Company - US, Wolters Kluwer NA, Wolters Kluwer NA - Corporate Legal Services, Wolters Kluwer NA - Financial Services, Wolters Kluwer NA - Law and Business Media, Wolters Kluwer NA - Tax and Accounting, Wolters Kluwer NA - WK CFS & SS, Wolters Kluwer NA - WK Health Clinical Solutions, Wolters Kluwer NA - WK Health Group, Wolters Kluwer NA - WK Health Professional Education, Wolters Kluwer NA - WK Medical Research, Wolters Kluwer NA - WK TAL, World Vision USA, Wright Express Corporation, Wyndham Worldwide, Wyndham Worldwide - RCI Global Vacation Network, Wyndham Worldwide - Wyndham Hotels, Wyndham Worldwide - Wyndham Vacation, XL America, XL America - Exton OBU's, XL America - Insurance, XL America - Marine and Offshore Energy, XL America - Reinsurance, XTO Energy, Inc., Xcel Energy, Inc., Yale University, Yale-New Haven Health System, Yale-New Haven Health System - Yale-New Haven Hospital, Yamaha Corporation of America, Zale Corporation, Zions Bancorporation, Zions Bancorporation - Amegy Bank, Zions Bancorporation - California Bank and Trust, Zions Bancorporation - National Bank of Arizona, Zions Bancorporation - Nevada State Bank, Zions Bancorporation - Vectra Bank Colorado, Zions Bancorporation - Zions First National Bank, Zoological Society of Philadelphia, Zurich North America

2008/2009 WWDS Top Management Survey Participant List:  3M Company, A N Ansay & Associates, A O Smith Corporation, AAA, AAF McQuay International, ABB, Inc., Abbott Laboratories, Abercrombie & Fitch Company, Accor North America, ACI Worldwide, Acme Industries, ACT Teleconferencing, The Actors Fund of America, Acuity, ACUMED LLC, ADC Telecommunications, A-dec, Inc., Adobe Systems Incorporated, ADTRAN Incorporated, Advance Auto Parts, Inc., Advanced Measurement Technology, Inc., Advanced Micro Devices, Inc., Adventist Health System, Aegon USA, Aeronix, Inc., AET, Aetna, Inc., Affiliated Computer Services, Inc., Affinity Plus Federal Credit Union, AFLAC Incorporated, AGC Houston, AGCO Corporation, AgFirst, Agilent Technologies, Inc., AGL Resources, Inc., AgriBank, Ahlstrom Windsor Locks LLC, AIG, Airlines Reporting Corporation, AK Steel Holding Corporation, Akamai Technologies, Inc., Albemarle Corporation, Alcoa, Inc., Aleris International, Inc., Alfa Laval, Inc., Allegheny County Sanitary Authority, Allegheny Energy, Inc., Allegheny Technologies Incorporated, Allergan, Inc., Alliance Laundry Systems, Alliant Energy, Allied Building Products Corporation, Allied Waste Industries, Inc., The Allstate Corporation, Alon Usa Energy, Inc., ALSAC St. Jude’s Children Research Hospital, ALTERA Corporation, Altria Group, Inc., Amalgamated Bank of New York, Amazon.com, Inc., Ambac Financial Group, Inc., Ameren Corporation, American Axle & Manufacturing Holdings, Inc., American Cancer Society, Inc., American Capital Strategies, American Casino & Entertainment Properties, American Dehydrated Foods, Inc., American Electric Power Company, Inc., American Enterprise, American Express Company, American Family Insurance, American Financial Group, American Greetings Corporation, American Home Mortgage Investment Company, American Medical Association, American Standard Companies, Inc., American Superconductor, American Tower Corporation, American University, American Water, AMERIGROUP Corporation, AmeriPride Services, Inc., Ameriprise Financial, Inc., AmerisourceBergen Corporation, Ameristar Casinos, Ames True Temper, Amgen, Inc., Amphenol Corporation, AMR Corporation, Amtrak, AmTrust Bank, Anadarko Petroleum Corporation, Analog Devices, Inc., Andersen Corporation, Anheuser-Busch Companies, Inc., Anixter International Inc., AnnTaylor Stores Corporation, The Antioch Company, Aon Corporation, Apache Corporation, Apartment Investment and Management, Apollo Group, Apple, Inc., Applied Materials, Inc., ARAMARK Corporation, Arch Capital Group, Ltd., Arch Coal, Inc., Archer Daniels Midland Company, Archstone-Smith, The Arizona Republic, Arkansas Foundation for Medical Care, Arrow Electronics, Inc., Asbury Automotive Group, Inc., Ascension Parish School Board, ASCO - Value, ASRC Federal Holding Company, Asset Marketing Service, Inc., Associated Industries of Massachusetts, Assurant Health, Assurant, Inc., Asurion Corporation, Aurora Healthcare, The Auto Club Group, Autodesk, Inc., Autoliv North America, Inc., Automatic Data Processing, Automobile Club of Southern California, AutoNation, Inc., Avalonbay Communities, Inc., Aveda Corporation, Avery Dennison Corporation, Aviall, Inc., Avis Budget Car Rental Group, Avista Corporation, Avon Products, Inc., Axis Capital Holdings, B Braun Medical, Inc., B/E Aerospace, Inc., Babson College, Baker Hughes Incorporated, Ball Corporation, Bank of America Corporation, The Bank of New York Mellon Corporation, BankAtlantic, Bankers Bank, Banner Engineering Corporation, Baptist Health, Baptist Health System, Barilla America, Inc., Barloworld Handling, Barnes & Noble, Inc., Barr Pharmaceuticals, Inc., Basler Electric Company, Baxter International, Inc., Baylake Bank, Baylor College of Medicine, Baylor Health Care System, BB&T Corporation, BDO Seidman, LLP, Bechtel Systems & Infrastructure, Inc., Beckman Coulter, Inc., Belk, Inc., Bemis Company, Inc., Bemis Manufacturing Company, Benchmark Electronics, Inc., Bendix, The Bergquist Company, Berwick Offray LLC, Best Buy Co., Inc., Big Lots, Inc., Biogen Idec, Inc., Bioscrip, Inc., BJ’s Wholesale Club, Inc., The Black & Decker Corporation, Black & Veatch, Inc., BlackRock, Inc., Blaze Recycling & Metals LLC, Blockbuster Entertainment, Blue Cross & Blue Shield of Arizona, Blue Cross & Blue Shield of Louisiana, Blue Cross & Blue Shield of South Carolina, Blue Cross of Northeastern Pennsylvania, BlueLinx Holdings, Inc., Board of Governors of the Federal Reserve System, Bob Evans Farms, The Boeing Company, Borders Group, Inc., BorgWarner, Inc., Boston Market Corporation, Boston Properties, Inc., Boston Scientific Corporation, Boyd Gaming Corporate, Brady Corporation, The Brink’s Company, Bristol Myers Squibb Company, Broadcom Corporation, Broadlane, Inc., Brown Shoe Company, Inc., Brownells, Inc., Brown-Forman Corporation, Brunswick Corporation, Bryant University, BSH Home Appliances Corporation, Buffets, Inc., Builders FirstSource, Inc., Builders Insurance Group, Building Materials Holding Corporation, Bunge, Ltd., Burlington Northern Santa Fe Corporation, C H Robinson Worldwide, Inc., C R Bard, Inc., Cabela’s Incorporated, Cablevision, Caelum Research Corporation, Calibre Systems, California Casualty Management Company, California Dental Association, California Water Service Company, Camcraft, Cameron International Corporation, Canyon Ranch, Capital One Financial Corporation, Capital Southwest Corporation, CareFirst BlueCross BlueShield, Carleton Life Support Systems, Carlisle Companies, Inc., Carlson Companies, Inc., Carlson Systems Corporation, CarMax, Inc., Carnival Corporation, Carpenter Technology Corporation, Casino Arizona, Caterpillar, Inc., CB Richard Ellis, CBS Corporation, CDM, CDW Corporation, CEC Entertainment, Inc., Celanese Americas Corporation, Celgard, Inc., Celgene Corporation, Cell Therapeutics, Inc., Celtic Insurance, CEMEX, Inc., Centene Corporation, Center for Creative Leadership, CenterPoint Energy, Inc., Century Tel, Inc., Certegy, Inc., CGI Technologies and Solutions, Inc., Charter Communications, Inc., Chemtreat, Inc., Chemtura Corporation, Chesapeake Energy Corporation, Chevron Corporation, Chicago Bridge & Iron Company, Chicago Transit Authority, Children’s Healthcare Atlanta, Chiquita Brands International, Inc., Choice Hotels International, Christian City, CHS, Inc., The Chubb Corporation, Chumash Casino, Church of Jesus Christ of Latter-Day Saints, Ciena Corporation, CIGNA Corporation, Cincinnati Financial Corporation, CIT Group, Inc., The Citadel, Citigroup, Inc., Citi-North America Operations & Technology, Citizens Communications, Citrix Systems, Inc., City and County of Denver, City of Charlotte, City of Garland, City of Houston, City of Philadelphia, City of Rochester, City of Waterloo, Clarian Health Partners, Clear Channel Communications, Inc., Clear Channel Outdoor Holdings, Cleco Corporation, Clopay Corporation, ClubCorp, Inc., Cme Group, Inc., CMS Energy Corporation, The CNA Corporation, Cna Financial Corporation, CNL Financial Group, Cobb County School District, Coca Cola Bottling Company Consolidated, The Coca-Cola Company, Coca-Cola Enterprises, Inc., Cognizant Technology Solutions, Colgate-Palmolive Company, Colonial Bank, Colonial Williamsburg Foundation, Colorado Springs Utilities, Colsa Corporation, Comau, Inc., Comcast Corporation, Comerica Incorporated, Commerce Bancorp, Inc., CommScope, Inc., The Community College of Baltimore County, Community Health Network, Community Health Systems, Compressor Controls Corporation, Computer Task Group, ConnectiCare, Inc., ConocoPhillips, Conseco Services LLC, CONSOL Energy, Inc., Consolidated Edison, Inc., Constellation Energy Group, Inc., Continental Airlines, Inc., Convergys Corporation, Con-way, Inc., Cook Communications Ministries, Cooper Industries, Ltd., Cooper Tire & Rubber Company, CooperVision, Inc., Copper and Brass Sales, Core Laboratories, Core-Mark Holding Company, Inc., Corinthian Colleges, Cornell University, Corning Incorporated, Correctional Medical Services, Corrections Corporation of America, Country Insurance & Financial, The Country Vintner, Countrywide Financial Corporation, County of Spotsylvania, Coventry Health Care, Inc., Covidien, Ltd., Cox Enterprises, Inc., Cox Target Media, CPS Energy, Cracker Barrel Old Country Store, Inc., Crane Company, Crate and Barrel, Crosstex Energy, Inc., Crown Castle International Corporation, Crown Holdings, Inc., CSX, CTS Corporation, Culligan International Company, Cummins, Inc., Cummins-Allison Corporation, CVS Caremark, Cytec Industries, Inc., Dal-Tile, Inc., Danaher Corporation, Davis Langdon, DaVita, Inc., Dawn Food Products, Day & Zimmermann, Inc., Dean Foods Company, The Decurion Corporation, Deere & Company, Deere & Company Canada, Dekalb Regional Healthcare Systems, Del Monte Foods Company, Delek Us Holdings, Inc., Delphi Corporation, Delta Air Lines, Inc., Deluxe Corporation, Denso Manufacturing Michigan, Inc., Deseret Book Company, Developers Diversified Realty, Devon Energy Corporation, DeVry University, Dick’s Sporting Goods, Dickstein Shapiro LLP, Diebold Incorporated, Dillard’s, Inc., The DIRECTV Group, Inc., Discover Financial Service, Doherty Employer Services, Dole Fresh Vegetables, Dollar General Corporation, Dominion Resources, Inc., Donaldson Company, Inc., Dover Corporation, The Dow Chemical Company, DPI West, DST Systems, Inc., DTE Energy, Duke Energy Corporation, Duke Realty Corporation, Duke University & Health System, Dynamex, Dynegy, Inc., E.I. du Pont de Nemours & Company, Eastman Chemical Company, Eastman Kodak Company, Eaton Corporation, eBay, Inc., Echostar Communications Corporation, Ecolab, Inc., Edison International, Education Sales Management, Edward Jones & Company, Edwards Lifesciences, EG&G - Defense Materials, EG&G Services, El Paso Corporation, Electrolux Homecare of N.A., Electronic Data Systems Corporation, Eli Lilly & Company, Embarq Corporation, EMC Corporation, EMCOR Group, Inc., Emerson Climate Technologies/Copeland, Emerson Electric, Enbridge Energy Partners, L.P., Energy East Corporation, Energy Enterprise Solutions, Inc., EnergySouth, Inc., EnPro Industries, Inc., ENSCO International Incorporated, Entergy Corporation, Entertainment Publications, EOG Resources, Inc., EON US LLC, Episcopal Retirement Homes, Equifax, Inc., Equity Bank, SSB, Equity Residential, Erie Insurance Group, ESCO Corporation, ESCO Technologies, Esterline Technologies Corporation, Etnyre International, Ltd., Everest Re Group, Ltd., Evraz Oregon Steel Mills, Exel, Inc., Exelon Corporation, Exempla Health Care, Inc., Exide Technologies, Expedia, Inc., Express Scripts, Inc., Extendicare Health Services, Exxon Mobil Corporation, Fabcon, Inc., Fabri-Kal Corporation, Fairfax County Public Schools, Farm Credit Council Services, The Farmers Bank, Farmland Foods, Inc., FCI USA, Inc., Federal Express Corporation, Federal National Mortgage, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Boston, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Federal Reserve Bank of Dallas, Federal Reserve Bank of Kansas City, Federal Reserve Bank of Minneapolis, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of St. Louis, Federal-Mogul Corporation, Federated Department Stores, FedEx Kinko’s, Fender Musical Instruments, Ferguson Enterprises, Fermi National Accelerator Laboratory, FerrellGas, Inc., Ferro Corporation, Fidelity National Financial, Inc., Fifth Third Bancorp, The Finish Line, Inc., First American Corporation, First Citizens Bank, First Data Corporation, First Horizon National Corporation, First Interstate BancSystem, FirstEnergy Corporation, Fiserv, Inc., Fleetwood Group, Flexible Steel Lacing Company, Flint Group - North America, Florida Power & Light Company, Flowserve Corporation, Fluor Corporation, FMC Corporation, FMC Technologies, Inc., Foot Locker, Inc., Ford Motor Company, Fort Worth Independent School District, Fortune Brands, Foseco Metallurgical, Inc., Fossil, Inc., Foster Poultry Farms, Foster Wheeler, Ltd., Fox Chase Cancer Center, Franklin International, Frazee Industries, Freedom Communications, Inc., The Freeman Companies, Freeport-McMoRan Copper & Gold, Inc., Fremont Bank, Fremont Group, Friendly Ice Cream Corporation, Frontier Oil Corporation, Funeral Directors Life Insurance Company, Furniture Brands International, Inc., G&K Services, G. Loomis, Inc., Galamba Companies, Inc., The Gannett Company, The Gap, Inc., Garden Fresh Restaurant Corporation, Gas Technology Institute, Gateway, Inc., Gaylord Entertainment, Geisinger Health System, Genentech, Inc., General Cable Corporation, General Dynamics Corporation, General Dynamics Information Technology, General Electric Company, General Growth Properties, Inc., General Motors Corporation, General Nutrition, Inc., Gentiva Health Services, Genuine Parts Company, Genworth Financial, Inc., Genzyme Corporation, Georg Fisher Signet LLC, Georgia Gulf Corporation, Georgia Institute of Technology, Georgia System Operations Corporation, Gerdau Ameristeel, Gibraltar Steel Corporation, Gilead Sciences, Inc., GITI, Glatfelter Company, Global Industries Offshore LLC, Gold Eagle Company, Goldman Sachs Group, Inc., Goodrich Corporation, The Goodyear Tire & Rubber Company, Google Inc., Government Employees Health Association, Inc., Graco, Inc., Grande Cheese Company, Grange Mutual Insurance Companies, Granite Construction, Inc., Graphic Packaging Holding Company, Great American Insurance / Great American Financial, Great Clips, Inc., Great Plains Energy Incorporated, Group 1 Automotive, Inc., Growmark, Inc., Grubb & Ellis Company, GuideStone Financial Resources, Guitar Center, Inc., Gulfstream Aerospace Corporation, Habitat for Humanity International, Halliburton Company, Hamot Medical Center, Hannaford Bros. Company, Hapag-Lloyd (America), Inc., Harley Davidson Motor Company, Harleysville Insurance Company, Harrah’s Entertainment, Inc., Harris County Hospital District, Harris Teeter, Inc., Harsco Corporation, Hartford Financial Services, Harvard Vanguard Medical Association, Harvey Industries, Hasbro, Inc., Hastings Mutual Insurance Company, Haynes International, Inc., HCC Insurance Holdings, Inc., HCP, Inc., HD Supply, Health Management Associates, Inc., Health Net, Health Partners, HealthNow New York, Heat Transfer Research, Inc., H-E-B, Helmerich & Payne, Inc., Hendrick Medical Center, Hendrickson International, Henry Schein, Inc., Hercules Incorporated, Herman & Kittle Properties, Herman Miller, Inc., The Hershey Company, Hess Corporation, Hewlett-Packard Company, Hexion Specialty Chemicals, Highlights for Children, Inc., Highmark, Inc., Hill Phoenix, Hilti, Inc., Hilton Hotels Corporation, Hines Interests, Hirsch Pipe & Supply Co., Inc., Hitachi, HNI Corporation, Holden Industries, Inc., Holly Corporation, The Home Depot, Inc., Home State Bank, Honeywell International, Inc., Horry Telephone Cooperative, Hospira, Inc., Host Hotels & Resorts, Inc., Hovnanian Enterprises, Inc., Howard Hughes Medical Institute, HSBC - North America, Hubbell Incorporated, Hudson City Bancorp, Inc., Hu-Friedy Manufacturing Co., Inc., Humana, Inc., Hunter Douglas, Inc., Hunter Industries, Huntington Bancshares Incorporated, Huntsman Corporation, Huron Consulting Group, Hutchinson Technology, Inc., Hyatt Hotels Corporation, Hydro Automotive Structures, Hyundai Motor America, IDEARC, Inc., IDEX Corporation, IDEXX Laboratories, Inc., Illinois Tool Works, Inc., IMS Health, Inc., Indiana State Personnel Department, Indianapolis Power & Light Company, IndyMac Bancorp, Inc., Information Management Service, Information Resources, Ingersoll Rand Co., Ltd., Ingram Book Group, Ingram Industries, Inc., Ingram Micro, Inc., INOVA Health Systems, Insight Enterprises, Inc., In-Sink-Erator, Institute for Business and Home Safety, Insurance Auto Auctions, Integrys Energy Group, Inc., Intel Corporation, INTELSAT, IntercontinentalExchange, Inc., International Business Machines Corporation, International Dairy Queen, Inc., International Flavors & Fragrances, Inc., International Game Technology, International Paper Company, Interpublic Group of Companies, Inc., Interstate Bakeries, Intertape Polymer Group, IREX Corporation, Iron Mountain Group, Inc., The Irvine Company, ISS Facility Services, USA, Isuzu Motors America, Inc., Ithaca College, Itochu International, Inc., ITT Corporation, ITT Educational Services, Inc., ITT Industries - AES, J B Hunt Transport Services, Inc., J C Penney Company, Inc., J J Keller & Associates, Inc., The J M Smucker Company, J R Simplot Company, Jackson County Bank, Jackson Hewitt Tax Services, Inc., The Jackson Laboratory, Jacobs Technology, Inc., James Hardie Building Products, Janus Capital Group, Inc., Jarden Corporation, Jefferson Science Associates, Jefferson Wells International, Jensen Precast, Jet Blue Airways, JM Family Enterprises, John Crane, Inc., John Wiley & Sons, Inc., Johnson & Johnson, Johnson Financial Group, Jones Apparel Group, Inc., Jones Lang LaSalle, Jostens, Inc., JPMorgan Chase & Company, JSJ Corporation, Judicial Council of California, Juniper Networks, Inc., J-W Operating Company, Kansas Farm Bureau, Katun Corporation, KB Home, KBR, Inc., Kele, Inc., Kellogg Company, Kelly Services, Inc., Kenexa, Kettering University, Kewaunee Scientific Corporation, KeyCorp, Keystone Automotive Industries, Keystone Foods Corporation, Keywell LLC, Kimberly Clark Corporation, Kimco Realty Corporation, Kindred Healthcare, Kinetico, Inc., King Pharmaceuticals, Inc., Kings Super Markets, Inc., Kingston Technology, Kohl’s Corporation, Kraft Foods, Inc., The Kroger Company, Kruger International, Kum & Go LC, Kyocera America, Inc., L L Bean, Inc., L-3 Communications Holdings, Inc., Lab Volt Systems, Laboratory Corporation of America Holdings, Lance, Inc., LandAmerica Financial Group, Inc., Landstar System, Inc., Lansing Board of Water & Light, Lantech.com, Lear Corporation, Legal & General America, Leggett & Platt, Inc., Lehman Brothers Holdings, Inc., Lennox International, Inc., Leo Burnett Company, Inc., Leucadia National Corporation, Lexmark International, Inc., LG Electronics USA, Inc., LGE MobileComm USA, Liberty Diversified Industries, Liberty Media Corporation, Lieberman Research Worldwide, LifeMasters Supported SelfCare, Inc., LifePoint Hospitals, Inc., Limbach Facility Services LLC, Limited Brands, Lincoln National Corporation, Linens & Things, Lithia Motors, Inc., Little Lady Foods, Live Nation, Inc., Liz Claiborne, Inc., Lockheed Martin Corporation, Loews Corporation, The Longaberger Company, Longs Drug Stores Corporation, Los Angeles Unified School District, Louisiana-Pacific Corporation, Lowe’s Companies, Inc., Lower Colorado River Authority, Lozier Corporation, LRAA, LSI Corporation, Lubrizol Corporation, Luther Midelfort-Mayo Health System, Lutron Electronics, Luxottica Retail, Lyondell Chemical Company, M&T Bank Corporation, Macy’s, Inc., Magellan Health Services, Malco Products, Inc., Manitowoc Company, Inc., MANN+HUMMEL USA, Inc., Mannington Mills, Inc., Manpower International, Inc., ManTech International, Marathon Oil Corporation, Maricopa County Office of Management & Budget, Maricopa Integrated Health System, Maritz, Inc., The Mark Travel Corporation, Markel Corporation, Marriott International, Inc., Mars North America, Marsh & McLennan Companies, Inc., Marshfield Clinic, MARTA, Martin Marietta Materials, Inc., Martin’s Point Health Care, Mary Kay, Inc., Maryland Department of Transportation, Masco Corporation, Massey Energy Company, Mattel, Inc., Mayo Clinic, MBIA, Inc., McDermott Incorporated, McDonald’s Corporation, MCG Health, Inc., The McGraw-Hill Companies, Inc., McKesson Medical-Surgical, MDU Resources Group, Inc., MeadWestvaco Corporation, Mecklenburg County, MedAire, Inc., Medco Health Solutions, Inc., Media General, Inc., Medical Mutual of Ohio, Meijer, Inc., MEMC Electronic Materials, Mercer University, Merck & Co., Inc., Mercury General Corporation, Mercury Insurance Group, Merit Medical Systems, Meritage Homes Corporation, MeritCare Health System, Merrill Corporation, Metaldyne, Metavante, Methodist Hospital System, MetroPCS Communications, Inc., Metropolitan Life Insurance Company, Metropolitan Transit Authority, MFS Investment Management, MGIC Investment Corporation, MGM Mirage, Miami Children’s Hospital, Michael Baker Corporation, Michigan Farm Bureau - Family of Companies, Micro Dynamics, Microflex Corporation, MidAmerican Energy Company, Midwest Airlines, Midwest Research Institute, Mike Albert Leasing, Inc., Millipore Corporation, Millward Brown - North America, Milwaukee Electric Tool Corporation, Mine Safety Appliances Company, Mirant, Mission Foods, Missouri Department of Conservation, Missouri Department of Transportation, Mitsubishi International Corporation, Mitsui & Company USA, Inc., MMS Consultants, Inc., Mohawk Industries, Mohegan Sun Casino, Molex, Inc., Molina Healthcare, Inc., Molson Coors, Moneris Solutions US, Moneygram International, Inc., Monster Worldwide, Inc., Moody’s Corporation, Morgan Stanley, Motorola, Inc., MPSI Systems, Inc., MSKCC, MTA Long Island Bus, MTD Products, Inc., MTS Systems Corporation, Mueller Industries, Inc., Murphy Oil Corporation, Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mylan, Inc., Nabors Industries, Ltd., Nalco Holding Company, Nash-Finch Company, National Academies, National City Corporation, National Futures Association, National Oilwell Varco, National Safety Council, National Security Technologies LLC, Nationwide Financial Services, Nationwide Insurance Company, Nature’s Sunshine Products, Inc., Navistar International Corporation, Navy Exchange Service Command, NCCI Holdings, Inc., NCMIC, NCR Corporation, Nebraska Public Power District, Nelnet, Inc., New Hanover Regional Medical Center, The New York Times Company, Newell Rubbermaid, Inc., Newmont Mining Corporation, NICOR, Inc., The Nielsen Company, NII Holdings, Inc., NiSource, Inc., NJM Insurance Group, Noble Corporation, Noble Energy, Inc., Norcal Waste Systems, Inc., The Nordam Group, Nordson Corporation, Nordstrom, Norfolk Southern Corporation, Northeast Utilities System, Northern Trust Corporation, Northrop Grumman Corporation, Northwest Airlines, Inc., Northwestern Mutual Life Insurance, Novell, Inc., Novellus Systems, Inc., NRG Energy, Inc., NRUCFC, NSTAR, Nucor Corporation, Nutri Systems, Inc., NVIDIA Corporation, NVR, Inc., NYSE Euronext, O’Reilly Automotive, Inc., Oakland County Road Commission, Occidental Petroleum Corporation, Office Depot, Inc., OfficeMax, OGE Energy Corporation, Ohio Public Employees Retirement System, Ohio State University, Ohio State University Medical Center, Oil-Dri Corporation of America, Old Dominion Electric Cooperative, Old Republic International Corporation, Olin Corporation, OM Group, Inc., Omnicare, Inc., Omnicom Group, Inc., One America Financial Partners, Inc., One Beacon Insurance Group, ONEOK, Inc., Opus Corporation, Orange County Government, Orange County Public Schools, Orbital Science Corporation, Oregon State Lottery, Osg Tap & Die, Inc., Oshkosh Corporation, Owens & Minor, Inc., Owens-Illinois, Inc., Oxford Industries, Oxford Instruments Measurement Systems, PACCAR, Inc., Packaging Corporation of America, Pactiv Corporation, Pall Corporation, Panasonic Automotive Systems Company of America, Panduit Corporation, Pantry, Inc., Papa John’s International, PASCO Scientific, Paychex, Payless Shoesource, Inc., Peabody Energy Corporation, Pearson Education, Pegasus Solutions, Inc., Penn State Hershey Medical Center, Penske Automotive Group, Inc., Pentair, Inc., Pentax USA, Inc., Pepco Holdings, Pepsi Bottling Group, Inc., PepsiAmericas, Inc., PepsiCo, Inc., Performance Food Group, Perini Corporation, Perkinelmer, Inc., Perot Systems Corporation, Perrigo Company, Peter Kiewit Sons’, Inc., PetSmart, Inc., Pfizer, Inc., PG&E Corporation, PGT Industries, Pharmavite LLC, PHH Arval, PHI, Inc., Phillips Plastics Corporation, Phoenix Companies, Inc., Piantedosi Baking Company, Pilot Corporation America, Pinnacle West Capital Corporation, Pitney Bowes, Plexus Corporation, Plum Creek Timber Co., Inc., PM Company, Pnc Financial Services Group, PNM Resources, Inc., Polaris Industries, Inc., PolyOne Corporation, Popular, Inc., The Port Authority of NY & NJ, Port of Portland, PPG Industries, Inc., PPL Corporation, Pratt Corporation, Praxair, Inc., Preformed Line Products Company, Premier, Inc., Prestolite Wire Corporation, Pride International, Inc., Prime Therapeutics, Prince William Health System, Principal Financial Group, Priority Health, The Professional Golfers’ Association of America, Progress Energy, Inc., The Progressive Corporation, Project Management Institute, ProLogis, Providence Health Center, Prudential Financial, Inc., PSS World Medical, Public Service Enterprise Group, Inc., Public Storage, Public Utility District #1 of Chelan County, Publix Super Markets, Inc., Puget Energy, Inc., Pulte Homes, Inc., QBE Regional Insurance, QTI Human Resources, QUALCOMM, Inc., Qualex, Inc., Quality Ingredients Corporation, Quanta Services, Inc., Quest Diagnostics Incorporated, Questar Corporation, Qwest Communications International, Inc., R L I Insurance Company, R L Polk & Company, Rackspace, Radio Shack Corporation, Range Resources Corporation, Raytheon Company, RCN, REA Magnet Wire Company, Inc., Recon Optical, Inc., Recycled Paper Greetings, Inc., Red Wing Shoe Company, Redcats USA, Regal Entertainment Group, The Regence Group, Regency Centers Corporation, Regions Financial Corporation, Reinsurance Group of America, Reliance Steel & Aluminum Company, Reliant Energy, Renaissance Learning, Inc., Rent-A-Center, Inc., Republic Services, Inc., Resurgent Capital Services, Rewards Network, Rexel, Inc., Reynolds American, Inc., Rice University, RiceTec, Inc., Rich Products Corporation, Richco, Ricoh Electronics, Inc., Rimage Corporation, Rite - Hite Corporation, Robert Bosch Corporation, Robert Bosch Tool Corporation, Robert Half International, Inc., Roche Diagnostics, Rockwood Holdings, Inc., Rohm and Haas Company, Rollins, Inc., Roper Industries, Ross Stores, Inc., Rotary International, Rowan Companies, Inc., Royal Bank of Canada, Royal Caribbean Cruise Line, RR Donnelley & Sons Company, RSM McGladrey, Rush Enterprises, Inc., Rutgers University, Ryder System, Inc., Ryland Group, Inc., S&C Electric Company, SAC Federal Credit Union, Safilo USA, SAGE Publications, Sakura Finetek USA, Inc., Sally Beauty Company, Salt River Project, Samuel Roberts Noble Foundation, San Antonio Water System, San Manuel Band of Mission Indians, Sanofi Pasteur, Sargent Fletcher, Inc., Sauer-Danfoss, Inc., SCANA Corporation, ScenPro, Inc., SCF of Arizona, Schaumburg Township District Library, Schlumberger, Ltd., Schneider Electric, Schneider National, Inc., Schwan Food Company, Seaboard Corporation, Sealed Air Corporation, Sealy, Inc., Sears Holdings Corporation, Seco Tools, Inc., Securitas Security Services USA, Self Regional Healthcare, SEMCO Energy, Sensient Technologies Corporation, Sentara Healthcare, Sentry Group, Sentry Insurance, The ServiceMaster Company, Seventh Generation, Shands HealthCare, Sharp Electronics Corporation, Simmons Bedding Company, Simon Property Group, Inc., Simpson Housing LLLP, Sitel, SJE-Rhombus, Skyline Displays, Inc., SkyWest, Inc., Smead Manufacturing Company, SMSC Gaming Enterprise, Smurfit-Stone Container Corporation, The Solae Company, Solo Cup Company, Solvere, South Jersey Gas Company, Southco, Inc., Southeast Corporate Federal Credit Union, Southeastern Freight Lines, Southern Copper Corporation, Southern Poverty Law Center, Southwest Airlines Company, Southwest Gas Corporation, Space Dynamics Laboratory, Space Telescope Science Institute, Sparrow Health System, Spectrum Health, Spheris, Spirit AeroSystems Holdings, Springs Global US, Inc., Springs Window Fashions Division, St. Joseph Health System, St. Louis County Government, St. Mary’s at Amsterdam, Stampin’ Up!, Standard Pacific Homes, Staples, Inc., Starwood Hotels & Resorts Worldwide, State Corporation Commission, State Employee Credit Union, State of Ohio - Human Resources Department, State of Oregon, State Personnel Administration, Stepan Company, Sterilite Corporation, STERIS, Sterling Bank, Stewart & Stevenson, Strategic Resources, Inc., Strattec Security Corporation, Stream, Stryker Corporation, Subaru of Indiana Automotive, Inc., Sulzer Pumps US, Inc., Sundt Companies, Superior Industries International, Inc., SuperValue, SureWest Communications Company, Syar Industries, Inc., Sybron Dental Specialties, Sykes Enterprises, SYNNEX Corporation, Synovate, Synthes, Syracuse Research Corporation, T. Rowe Price Group, Inc., Tastefully Simple, TD Banknorth, Tech Data Corporation, Tecolote Research, Inc., TelAlaska, Inc., Tele-Consultants, Inc., Teleflex, Tenet Healthcare Corporation, Tesoro Corporation, Texas County & District Retirement System, Texas Industries, Inc., Texas Mutual Insurance Company, Thrifty White Stores, Time Warner, Inc., TIMET, Title Resource Group, TJX Companies, Inc., The Topps Company, Inc., The Toro Company, Trane, Transocean Offshore, Inc., Travel Guard - AIG, Travis County, Treasure Island Resort & Casino, Tribune Company, Tri-Met, Trinity Health, Triwest Healthcare Alliance, TRMI, Inc., Tupperware Corporation, Turner Broadcasting System, Inc., Tyco Electronics, UAL Corporation, Ulticom, Inc., UMDNJ-University of Medicine & Dentistry, Underwriters Laboratories, Inc., Unified Grocers, Union Pacific Corporation, Union Tank Car Company, UnionBanCal Corporation, Unisys Corporation, United Rentals, United States Steel Corporation, United Stationers, Inc., United Technologies Corporation, UnitedHealth Group, Inc., Unitrin, Inc., Univar USA, Inc., Universal Forest Products, Inc., Universal Instruments Corporation, Universal Orlando, University Health System Consortium, University of Akron, University of Alabama at Birmingham, University of Alaska, University of California at Berkeley, University of Chicago, University of Georgia, University of Houston, University of Kansas Hospital, University of Louisville, University of Michigan, University of Minnesota, University of Missouri, University of Nebraska, University of Pennsylvania, University of Rochester, University of St. Thomas, University of Texas at Austin, University of Texas M D Anderson Cancer Center, University of Texas Southwestern Medical Center, University of Virginia, University of Wisconsin Hospital & Clinics, University of Wisconsin Medical Foundation, University Physicians, Inc., Unum Group, UPS, URS Corporation, US Airways Group, Inc., US Bancorp, US Cellular Corporation, USAA, USG Corporation, UST, Inc., Utah Retirement Systems, Utah Transit Authority, Utica National Insurance, V S E Corporation, Vail Resorts, Inc., Valero Energy Corporation, The Valspar Corporation, Van Andel Institute, Vangent, Inc., Vectren Corporation, Velcro Group Corporation, Venetian Resort-Hotel-Casino, Ventura Foods, LLC, Venturedyne, Ltd., Verisign, Inc., Verizon Communications, Inc., Vernay Laboratories, Inc., Vesuvius USA, VF Corporation, Viacom, Inc., Viant Health Payment Solutions, Viasystems Group, Inc., Viejas Enterprise, Virgin Media, Inc., Virginia Farm Bureau Insurance Service, Visiting Nurse Service of New York, Visteon Corporation, Vonage Holding Corporation, Vornado Realty Trust, Vulcan Materials Company, W C Bradley Company, W R Berkley Corporation, W R Grace & Company, W W Grainger, Inc., Wachovia Corporation, Wackenhut Services, Inc., Wake County Government, Walgreen Company, Wal-Mart Stores, Inc., Walt Disney Company, Walter Industries, Inc., Washington Mutual, Inc., The Washington Post Company, Washington Savannah River Company, Washington University in St. Louis, Waste Management, Inc., Waters Corporation, Watlow Electric, Watson Pharmaceuticals, Inc., Wayne Memorial Hospital, Weatherford International, Weis Markets, Inc., Wellcare Health Plans, Wellmark BlueCross BlueShield, WellPoint, Inc., Wells Fargo & Company, Wells’ Dairy, Inc., Wendy’s International, Werner Enterprises, Inc., WESCO International, Inc., West Virginia University Hospitals, Western Refining, Inc., Western Textile Companies, The Western Union Company, Westfield Group, Westlake Chemical Corporation, Weston Solutions Inc, Weyerhaeuser Company, Wheaton Franciscan Healthcare, Whirlpool Corporation, White Mountains Insurance Group, Ltd., Whole Foods Market, Inc., Wilbur Smith Associates, The Wilder Foundation, Willamette Falls Hospital, Williams Companies, Williams-Sonoma, Inc., WilmerHale, Windstream Communications, Winn-Dixie Stores, Inc., Wisconsin Energy Corporation, Wisconsin Physicians Service Insurance Corporation, Wm. Wrigley Jr. Company, WMS, World Access, World Fuel Services Corporation, World Vision United States, World Wildlife Fund, Wyeth, Wyle Laboratories, Wyndham Worldwide, Xcel Energy, Inc., Xerox Corporation, XL Capital, Ltd., XTO Energy, Inc., Yamaha Corporation of America, Yankee Candle Company, Yokogawa, YRC Worldwide, Inc., YSI, Yum! Brands, Inc., Zale Corporation, Zeon Chemicals L.P., Zimmer, Inc., Zions Bancorporation, Zurich North America

2008 U.S. CDB General Industry Executive Database:  3M, 7-Eleven, A&P, A.H. Belo, A.T. Cross, AAA Northern California, Utah & Nevada, AAA of Science, AARP, Abbott Laboratories, ABC, Abercrombie & Fitch, Accenture, ACH Food, adidas America, Advance Publications, Advanced Medical Optics, Advanced Micro Devices, Aegon USA, Aerojet, Aetna, AFLAC, Agilent Technologies, AGL Resources, Agrium U.S., AIG, Air Products and Chemicals, Alcatel-Lucent, Alcoa, Alexander & Baldwin, Allbritton Communications - KATV, Allegheny Energy, Allergan, Allete, Alliant Energy, Alliant Techsystems, Allianz, Allstate, ALM, Alstom Power, Altria Group, Amazon.com, Ameren, American Airlines, American Crystal Sugar, American Electric Power, American Family Insurance, American Transmission, American United Life, American Water Works, Ameriprise Financial, Ameritrade, Ameron, AMETEK, Amgen, Anadarko Petroleum, Anchor Danly, Ann Taylor Stores, APL, Applera, Appleton Papers, Applied Materials, ARAMARK, Arby's Restaurant Group, Archer Daniels Midland, Arclin USA, Areva NP, Armstrong World Industries, Arrow Electronics, Arysta LifeScience North America, Ashmore Energy International, Associated Banc-Corp, AstraZeneca, AT&T, Austria Microsystems, Auto Club Group, Automatic Data Processing, Avaya, Avis Budget Group, Avista, Avon, AXA Equitable, , B&W Y-12, BAE Systems, Ball, Banco do Brasil, Bank of America, Bank of the West, Barr Pharmaceuticals, Barrick Gold of North America, Baxter International, Bayer, Bayer CropScience, BB&T, bebe stores, Beckman Coulter, BELCO Holdings, Belo, BG US Services, BIC, Big Lots, Biogen Idec, Bio-Rad Laboratories, Black Hills, Blockbuster, Blue Cross Blue Shield of Florida, Blue Shield of California, Blyth, Bob Evans Farms, Boehringer Ingelheim, Boeing, Bombardier Transportation, Booz Allen Hamilton, Boston Scientific, Bovis Lend Lease, Boy Scouts of America, BP, Bracco Diagnostics, Brady, Bremer Financial, Bristol-Myers Squibb, Building Materials Holding, Bunge, Burger King, Burlington Northern Santa Fe, Bush Brothers, , CA, Cablevision Systems, California Independent System Operator, Calpine, Cameron International, Campbell Soup, Capital Blue Cross, Capital One Financial, Capitol Broadcasting - WRAL, Cardinal Health, Cargill, Carlson Companies, Carpenter Technology, CashNetUSA, Catalent Pharma Solutions, Caterpillar, Catholic Healthcare West, CB Richard Ellis Group, Cedar Rapids TV - KCRG, Celgene, CenterPoint Energy, Centex, Century Aluminum   , Cephalon, Ceridian, CH2M Hill, Chanel, Cheniere Energy, Chesapeake, Chevron, Chicago Mercantile Exchange, Chiquita Brands, Choice Hotels International, Chrysler, CHS, CIGNA, Cisco Systems, CIT Group, CITGO Petroleum, Citizens Bank, City Public Service, Cleco, CMS Energy, CNA, COACH, Cobank, Coca-Cola, Colgate-Palmolive, Colorado Springs Utilities, Columbia Sportswear, Columbian Financial Group, Comerica, Commerce Insurance, Compass Bancshares, Connell, ConocoPhillips, Consolidated Edison, Constellation Energy, Continental Automotive Systems, Convergys, Corning, Corporate Executive Board, Corporate Express US, Covidien, Cox Enterprises, Crown Castle, CSX, Cubic, Cullen/Frost Bankers, CUNA Mutual, Curtiss-Wright, Cushman & Wakefield, CVS Caremark, , Daiichi Sankyo, Daimler Trucks North America, Dannon, Day & Zimmerman, DCP Midstream, De Lage Landen Financial Services, Dean Foods, Delphi, Deluxe, DENSO, Dentsply, Devon Energy, Diageo North America, Direct Energy, Discovery Communications, Dispatch Broadcast Group - WBNS, Dominion Resources, Donaldson, Dow Chemical, Dow Jones, Duke Energy, DuPont, Dynegy, , E.ON U.S., E.W. Scripps, Eastman Chemical, Eastman Kodak , Eaton, eBay, Ecolab, EDS, Eisai, El Paso Corporation, Electric Power Research Institute, Eli Lilly, Elsevier Science, Embarq, EMC, EMCOR Group, Emerson, Enbridge Energy, Endo Pharmaceuticals, Energen, Energy Future Holdings, Energy Northwest, Entergy, EPCO, Equifax, Equity Office Properties, Erie Insurance, Ernst & Young, ESRI, Essilor of America, Evening Post Publishing - KOAA, Evergreen Packaging, Exelon, Exterran, ExxonMobil, , Fairchild Controls, Fannie Mae, FANUC Robotics America, Farmers Group, Federal Home Loan Bank of San Francisco, Federal Reserve Bank of Cleveland, Federal Reserve Bank of Dallas, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of San Francisco, Federal Reserve Bank of St. Louis, Federal-Mogul, Ferrellgas, Ferrero USA, Fidelity Investments, Fifth Third Bancorp, FINRA, Fireman's Fund Insurance, First Horizon National, FirstEnergy, Fiserv, Fleetwood Enterprises, Flint Group USA, Fluor, Ford, Forest Laboratories, Fortune Brands, Forum Communications - WDAY, Fox Networks Group, FPL Group, Freddie Mac, Freedom Communications, Freeport-McMoRan Copper & Gold, , G&K Services, Gannett, Gap, Gates, GATX, GE Healthcare, Genentech, General Atomics, General Dynamics, General Mills, General Motors, Genworth Financial, Genzyme, GEO Group, Getty Images, GlaxoSmithKline, Global Crossing, Goodrich, Gorton's, Great-West Life Annuity, Greif, GS1, GTECH, Guaranty Bank, Guardian Life, Guideposts, GXS, , H.B. Fuller, Hanesbrands, Hannaford, Harland Clarke, Harley-Davidson, Harman International Industries, Harris, Harris Bank, Harris Enterprises, Harry Winston, Hartford Financial Services, Hasbro, Hawaiian Electric, Hayes Lemmerz, HBO, HCA Healthcare, Health Care Services, Health Net, Healthways, Henry Schein, Hercules, Herman Miller, Hershey, Hertz, Hess, Hewlett-Packard, Hexion Specialty Chemicals, HNI, HNTB, Hoffmann-La Roche, Hologic, Honeywell, Hormel Foods, Hospira, Hot Topic, Houghton Mifflin, HSBC North America, Hubbard Broadcasting, Humana, Hunt Consolidated, Huntington Bancshares, Hyatt Hotels, , IAC/InterActive, IBM, IDACORP, Idearc Media, IDEX, IKON Office Solutions, IMS Health, Independence Blue Cross, IndyMac, ING, Integrys Energy Group, Intel, International Flavors & Fragrances, International Game Technology, International Paper, Interstate Bakeries, Invensys Controls, Invitrogen, ION Geophysical, Iron Mountain, Irvine Company, Irving Oil, Irwin Financial, Itochu International, , J. Crew, J.C. Penney Company, J.M. Smucker, J.R. Simplot, Jack in the Box, Jacobs Engineering, JEA, JM Family, John Hancock, Johns-Manville, Johnson & Johnson, Johnson Controls, Joint Commission, Jostens, Kaiser Foundation Health Plan, Kaman Industrial Technologies, KCTS Television, Kellogg, Kennametal, Kerzner International, KeyCorp, Kimberly-Clark, Kindred Healthcare, King Pharmaceuticals, Kiplinger, KLA-Tencor, Knight, Koch Industries, Kohler, Kohl's, Kroger, L.L. Bean, L-3 Communications, Lafarge North America, Land O'Lakes, Leggett and Platt, Lenovo, Level 3 Communications, Levi Strauss, LexisNexis, Lexmark International, LG Electronics USA, Liberty Mutual, Limited, Lincoln Financial, Lockheed Martin, Loews, Logitech, LOMA, Longs Drug Stores, Lord, Lorillard Tobacco, Lower Colorado River Authority, Luck Stone, M&T Bank, Magellan Midstream Partners, Makino, Marathon Oil, Marriott International, Marsh, Marshall & Ilsley, Martin Marietta Materials, Mary Kay, Masco, Massachusetts Mutual, MasterCard, Mattel, Mazda North American Operations, McClatchy, McDermott, McDonald's, McGraw-Hill, McKesson, MDS Pharma Services, MDU Resources, MeadWestvaco, Medco Health Solutions, Media General, Medtronic, Mellon Financial, Merck, Mercury Insurance, MessageLabs, Metavante Technologies, MetLife, MetroPCS Communications, MGE Energy, Micron Technology, Microsoft, Millennium Pharmaceuticals, Millipore, Mirant Corporation, MOL America, Molson Coors Brewing, Monaco Coach, MoneyGram International, Monsanto, Morgan Murphy Stations - WISC, Motorola, Mountain America, Mueller Water Products, Munich Re America, Nalco, Nash-Finch, National CineMedia, National Geographic Society, National Renewable Energy Laboratory, National Semiconductor, National Starch & Chemical, Nationwide, Navistar International, NCCI Holdings, NCR, Neoris USA, Nestle USA, New York Life, New York Power Authority, New York Times, Nicor, NIKE, Nokia, Noranda Aluminum, Norfolk Southern, Nortel Networks, Northeast Utilities, Northrop Grumman, NorthWestern Energy, Northwestern Mutual, Novartis Consumer Health, Novartis Pharmaceuticals, Novo Nordisk Pharmaceuticals, Novus Print Media Network, NRG Energy, NSTAR, NW Natural, NXP Semi-Conductor, Nycomed US, Nypro, Oak Ridge National Laboratory, Occidental Petroleum, OGE Energy, Omaha Public Power, Omnova Solutions, OneBeacon Insurance, Open Text, Optos North America, Oshkosh Truck, Otter Tail, Owens Corning, Owens-Illinois, Pacific Gas & Electric, Pacific Life, PacifiCorp, Panasonic of North America, Parker Hannifin, Parsons, Pearson Education, People's Bank, Pepco Holdings, PepsiAmericas, PepsiCo, PerkinElmer, PetSmart, Pfizer, Phillips-Van Heusen, Phoenix Companies, Pinnacle West Capital, Pitney Bowes, PJM Interconnection, Plexus, Plymouth Rock Assurance, PMC-Sierra, PMI Group, PNC Financial Services, PNM Resources, PolyOne, Popular, Portland General Electric, Potash, PPG Industries, PPL, Praxair, Principal Financial, Pro-Build Holdings, Progress Energy, Progressive, Providence Health System, Prudential Financial, Public Service Enterprise Group, Puget Energy, Pulte Homes, Purdue Pharma, QUALCOMM, Quebecor World - US, Quintiles, Qwest Communications, R.R. Donnelley, Ralcorp Holdings, Raley's Superstores, Rayonier, RBC Dain Rauscher, Reader's Digest, Reed Business Information, Reed Elsevier, Reed Exhibitions, Regions Financial, Reliant Resources, Revlon, Reynolds American, RF Micro Devices, RGA Reinsurance Group of America, Rich Products, Rio Tinto, Robert Bosch, Roche Diagnostics, Roche Palo Alto, Rockwell Automation, Rockwell Collins, Rohm and Haas, Rolls-Royce North America, Ryder System, S.C. Johnson, Safety-Kleen Systems, SAIC, Salt River Project, Sanofi Pasteur, Sanofi-Aventis, Sara Lee, Sarkes Tarzian - KTVN, Sarkes Tarzian - WRCB, SAS Institute, SCA Americas, SCANA, Schering-Plough, Schlumberger, Schneider Electric, Scholastic, Schreiber Foods, Schurz - KYTV, Schurz - WAGT, Schwan's, Scotts Miracle-Gro, Seagate Technology, Sealed Air, Securian Financial Group, Securitas Security Services USA, Sempra Energy, SENCORP, Sensata Technologies, SES Global, Shaw Industries, Shell Oil, Sherwin-Williams, Shire Pharmaceuticals, Siemens, Sigma-Aldrich, Sinclair Broadcast Group, Sirius Satellite Radio, SLM, Smith & Nephew, Smiths Detection, Smurfit-Stone Container, Sodexho, Solvay Pharmaceuticals, Sonoco Products, Sony Corporation of America, Sony Ericsson Mobile Communications, South Financial Group, Southern Company Services, Sovereign Bancorp, Spectra Energy, Spirit AeroSystems, Springs Global US, Sprint Nextel, Stanford University, Stantec, Staples, Starbucks, Starwood Hotels & Resorts, State Farm Insurance, State Street, Steelcase, Sterling Bancshares, Stewart & Stevenson, STP Nuclear Operating, SUEZ Energy North America, Sun Life Financial, Sunbeam Television - WHDH, SunGard Data Systems, Sunoco, SunTrust Bank, SuperValu Stores, SVB Financial, Swift Newspapers, Sybron Dental Specialties, Syngenta Crop Protection, Synovus, Takeda Pharmaceutical, Targa Resources, Target, Taubman Centers, TD Banknorth, TeleTech Holdings, Tellabs, Temple-Inland, Tenet Healthcare, Tennessee Valley Authority, Teradata, Terex, Terra Industries, Tesoro, Texas Instruments, Textron, Thomas & Betts, Thomson Reuters Markets Division Americas, Thrivent Financial for Lutherans, TIAA-CREF, Time Warner, Time Warner Cable, Timex, T-Mobile, Toro, Trane, Trans Union, TransCanada, Travelers, Travelport, Tribune, Tupperware, Twin Cities Public Television - TPT, Tyco Electronics, U.S. Bancorp, U.S. Foodservice, UCB, UIL Holdings, Ulticom, Underwriters Laboratories, Unifi, Unilever United States, Union Bank of California, Union Pacific, Uni-Select USA, UniSource Energy, Unisys, United Airlines, United Rentals, United States Cellular, United Technologies, United Water Resources, UnitedHealth, Unitil, Universal Studios Orlando, University of Texas - M.D. Anderson Cancer Center, Univision Communications, Unum Group, USAA, USG, Valero Energy, Vanguard, Verizon, Viacom, Virgin Mobile USA, Visa USA, Visiting Nurse Service, Vistar, Visteon, Volvo Group North America, Voyager Learning Company, Vulcan, Vulcan Materials, Wachovia, Wackenhut Services, Walt Disney, Warnaco, Washington Mutual, Washington Savannah River, Waste Management, Webster Bank, Wellcare Health Plans, Wellpoint, Wells Fargo, Wendy's International, Westar Energy, Western Digital, Westinghouse Electric, Whirlpool, Whole Foods Market, Williams Companies, Wisconsin Energy, Wm. Wrigley Jr., Wolters Kluwer US, Wray Edwin - KTBS, Wyeth, Wyndham Worldwide, Xcel Energy, Xerox, Yahoo!, Young Broadcasting - KRON, Yum! Brands, Zale, Zimmer Holdings, Zurich North America

U.S. CDB General Industry Executive Database:  Less than $1 Billion:  Advanced Medical Optics, Aerojet*, American Crystal Sugar, Ameron, Anchor Danly*, Appleton Papers, Arysta LifeScience North America*, Austria Microsystems*, Bush Brothers, CashNetUSA*, Chesapeake, Choice Hotels International, Connell, Corporate Executive Board, Cubic, Endo Pharmaceuticals, ESRI, G&K Services, GEO Group, Getty Images, GXS, HNTB, ION Geophysical, Irvine Company, Kaman Industrial Technologies*, Lord, Luck Stone, MDS Pharma Services*, Media General, MessageLabs*, Millennium Pharmaceuticals, National CineMedia, Omnova Solutions, PMC Sierra, RF Micro Devices, SENCORP, Sirius Satellite Radio, Stantec, Stewart & Stevenson, Ulticom, Underwriters Laboratories, Unifi

$1 Billion to $3 Billion:  Advanced Medical Optics, Alexander & Baldwin, American Crystal Sugar, AMETEK, Ann Taylor Stores, Applera, Appleton Papers, Arby's Restaurant Group, Arysta LifeScience North America*, Barr Pharmaceuticals, Beckman Coulter, BIC*, Biogen Idec, Bio-Rad Laboratories, Blyth, Bob Evans Farms, Bracco Diagnostics*, Brady, Burger King, Carpenter Technology, CashNetUSA*, Catalent Pharma Solutions, Celgene, Cephalon, Ceridian, Chesapeake, COACH, Convergys, Crown Castle, Cubic, Day & Zimmermann, Deluxe, Dentsply, Discovery Communications, Donaldson, E.W. Scripps, Endo Pharmaceuticals, Equifax, Exterran, Fleetwood Enterprises, Flint Group USA*, G&K Services, GATX, General Atomics, GEO Group, Getty Images, Greif, GTECH*, H.B. Fuller, Harland Clarke*, Hayes-Lemmerz, Hercules, Herman Miller, HNI, Hospira, Houghton Mifflin, Hunt Consolidated, IDEX, IMS Health, International Flavors & Fragrances, International Game Technology, Iron Mountain, Irvine Company, J.M. Smucker, Jack in the Box, Jostens*, Kaman Industrial Technologies*, Kennametal, Kerzner International, KLA-Tencor, Magellan Midstream Partners, Makino*, Martin Marietta Materials, Mary Kay, McClatchy, MDS Pharma Services*, Media General, Metavante Technologies, MetroPCS Communications, Millipore, Monaco Coach, Mueller Water Products, National Semiconductor, New York Times, Noranda Aluminum, Nypro, PerkinElmer, PolyOne, Purdue Pharma, Quintiles, Ralcorp Holdings, Rayonier, Revlon, RF Micro Devices, Rich Products, Safety-Kleen Systems, SAS Institute, Schreiber Foods, Scotts Miracle Gro, Sensata Technologies, Shire Pharmaceuticals*, Sigma-Aldrich, Sirius Satellite Radio, Smith & Nephew*, Springs Global US*, Stantec, Steelcase, Stewart & Stevenson, TeleTech Holdings, Teradata, Terra Industries, Thomas & Betts, Toro, Tupperware, Underwriters Laboratories, Uni-Select USA*, Vigin Mobile USA, Vistar, Vulcan Materials, Wendy's International

$3 Billion to $6 Billion:  Advanced Micro Devices, Agilent Technologies, Agrium U.S*, Allergan, Alliant Techsystems, Armstrong World Industries, Avis Budget Group, Barrick Gold of North America*, Beckman Coulter, Big Lots, Biogen Idec, Blockbuster, Booz Allen Hamilton, Cameron International, Carlson Companies, CB Richard Ellis Group, CH2M Hill, Chiquita Brands, COACH, Convergys, Corning, Daiichi Sankyo*, Discovery Communications, Eastman Chemical, Ecolab, Eisai*, Embarq, EMCOR Group, Essilor of America*, FANUC Robotics America*, Fiserv, Forest Laboratories, Genzyme, Goodrich, Gorton's*, Greif, Hanesbrands, Harley-Davidson, Harman International Industries, Harris, Henry Schein, Hershey, HNI, Hormel Foods, Hospira, IAC/Interactive, IKON Office Solutions, International Game Technology, Invensys Controls*, Iron Mountain, J.R. Simplot, Jack in the Box, KLA-Tencor, Kohler, Leggett & Platt, Level 3 Communications, Longs Drug Stores, Mattel, McDermott, McGraw-Hill, Micron Technology, Molson Coors Brewing, Nalco, Nash-Finch, New York Times, Nycomed US*, Oshkosh Truck, Owens Corning, Parsons, PepsiAmericas, Pitney Bowes, PolyOne, Potash*, Quebecor World - US*, Rich Products, Rockwell Automation, Rockwell Collins, Ryder Systems, Schreiber Foods, Schwan's, Scotts Miracle Gro, Sealed Air, Smith & Nephew*, Smiths Detection*, Sonoco Products, Spirit AeroSystems , Starwood Hotels & Resorts, Steelcase, SunGard Data Systems, Thomson Reuters Markets Division Americas*, Tribune , UCB*, Unisys, United Rentals, United States Cellular, USG, Vistar, Vulcan Materials, Washington Savannah River*, Western Digital, Wm. Wrigley Jr., Wyndham Worldwide, Zimmer Holdings

$6 Billion to $10 Billion:  Advanced Micro Devices, Agilent Technologies, Agrium U.S*, Air Products and Chemicals, Applied Materials, Automatic Data Processing, Avis Budget Group, Avon, Ball, Barrick Gold of North America*, Baxter International, Blockbuster, Boehringer Ingelheim*, Boston Scientific, Cameron International, Campbell Soup, CB Richard Ellis Group, Centex, Corning, Corporate Express US*, Covidien, CSX, Eastman Chemical, eBay, Ecolab, Eisai*, Embarq, EMCOR Group, Evergreen Packaging*, Federal-Mogul, Ferrero USA*, Fortune Brands, Goodrich, Harley-Davidson, Henry Schein, Hertz, Hormel Foods, Hyatt Hotels, IAC/Interactive, Jacobs Engineering, Kohler, Land O'Lakes, Longs Drug Stores, Mattel, McDermott, McGraw-Hill, MeadWestvaco, Micron Technology, Molson Coors Brewing, Norfolk Southern, Novo Nordisk Pharmaceuticals*, Nycomed US*, Oshkosh Truck, Owens-Illinois, Parker Hannifin, Pitney Bowes, Potash*, PPG Industries, Praxair, Pulte Homes, QUALCOMM, Quebecor World - US*, Reynolds American, Rohm & Haas, Ryder Systems , S.C. Johnson, SAIC, Seagate Technology, Securitas Security Services USA*, Sherwin-Williams, Smurfit-Stone Container, Starbucks, Starwood Hotels & Resorts, Sybron Dental Specialties*, Syngenta Crop Protection*, Takeda Pharmaceutical*, Terex, Thomson Reuters Markets Division Americas*, Trane, UCB*, Unisys, USG, Visteon, Wackenhut Services*, Washington Savannah River*, Western Digital, Wm. Wrigley Jr., Yum! Brands

$10 Billion to $20 Billion:    ACH Food*, Air Products and Chemicals, Alstom Power*, American Airlines*, Amgen, Applied Materials, ARAMARK, Avon, Baxter International, Boehringer Ingelheim*, Bombardier Transportation*, Bovis Lend Lease*, Bristol-Myers Squibb, Burlington Northern Santa Fe, CHS, Colgate-Palmolive, Corporate Express US*, Covidien, Cox Enterprises , CSX, Dannon*, Dean Foods, Diageo North America*, Eaton, EDS, Eli Lilly, Emerson, Evergreen Packaging*, Fluor, Fortune Brands, Freeport-McMoRan Copper & Gold, Gap, Genentech, General Mills, Hertz, International Paper, Itochu International*, J.C. Penney Company, JM Family, Kellogg, Kimberly-Clark, L-3 Communications, Land O'Lakes, Lenovo, Lorillard Tobacco*, Marriott International, Masco, McDonald's, Medtronic, MOL America*, National Starch & Chemical*, Neoris USA*, NIKE, Norfolk Southern, Novus Print Media Network*, Occidental Petroleum, Parker Hannifin, PPG Industries, Praxair, Pulte Homes, QUALCOMM, Qwest Communications, R.R. Donnelley, Reynolds American, Rohm & Haas, Rolls-Royce North America*, SAIC, Sara Lee, SCA Americas*, Schering-Plough, Seagate Technology, Securitas Security Services USA*, Sodexho*, Solvay Pharmaceuticals*, Staples, Starbucks, Sybron Dental Specialties*, Syngenta Crop Protection*, Takeda Pharmaceutical*, Terex, Texas Instruments, Textron, Timex, Tyco Electronics, U.S. Foodservice, Union Pacific, United Airlines, Viacom, Visteon, Wackenhut Services*, Waste Management, Whirlpool, Wyeth, Xerox, Yum! Brands

Greater than $20 Billion: 3M, 7-Eleven*, Abbott Laboratories, Alcoa, Altria Group, American Airlines*, Archer Daniels Midland, AstraZeneca, AT&T, BAE Systems*, Bayer CropScience*, Bayer*, Boeing, Bombardier Transportation*, Bristol-Myers Squibb, Bunge, Cardinal Health, Cargill , Caterpillar, Chrysler, CHS, CITGO Petroleum, Coca-Cola, Continental Automotive Systems, CVS Caremark, Daimler Trucks North America*, Dannon*, DENSO International America*, Dow Chemical, DuPont, EDS, Eli Lilly, Emerson, Fairchild Controls*, Ford, GE Healthcare*, General Dynamics , General Motors, GlaxoSmithKline, HBO*, Hess, Hewlett-Packard, Hoffmann-La Roche*, Honeywell, IBM, Intel, International Paper, Itochu International*, J.C. Penney Company, Johns-Manville*, Johnson & Johnson , Johnson Controls, Kimberly-Clark, Koch Industries, Lafarge North America*, LG Electronics USA*, Lockheed Martin, Lorillard Tobacco*, Mazda North American Operations*, McDonald's, McKesson, Medco Health Solutions, Merck, MOL America*, Motorola, National Starch & Chemical*, Neoris USA*, Nestlé USA*, Nokia*, Northrop Grumman, Novartis Consumer Health*, Occidental Petroleum, Panasonic of North America*, PepsiCo, Rio Tinto*, Robert Bosch*, Roche Diagnostics*, Roche Palo Alto*, Sanofi-Aventis, Sanofi-Pasteur*, Schlumberger, Schneider Electric*, Shaw Industries*, Siemens*, Sodexho*, Sony Corporation of America*, Sprint Nextel, Staples, Sunoco, Target, Time Warner, Time Warner Cable*, T-Mobile*, U.S. Foodservice, Unilever United States*, United Airlines, United Technologies, Universal Studios Orlando*, Valero Energy, Verizon , Volvo Group North America*, Walt Disney, Whirlpool, Wyeth, Xerox

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 BELOW.	Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS Nominees:	FOR ALL ☐	WITHHOLD FOR ALL ☐	*EXCEPTIONS ☐					FOR ☐	AGAINST ☐	ABSTAIN ☐
					2.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent registered accounting firm of the Corporation

	01 W.B. Baird 02 M.J. Chun 03 W.A. Doane	04 W.A. Dods, Jr. 05 C.G. King 06 C.H. Lau		07 D.M. Pasquale 08 M.G. Shaw 09 J.N. Watanabe	3.	In their discretion on such other matters as properly may come before the meeting or any adjournments or postponements thereof.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATEAND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

*Exceptions

						Mark Here for Address Change SEE REVERSE	☐

Signature				Signature				Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù FOLD AND DETACH HERE Ù
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

INTERNET http://www.proxyvoting.com/axb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders The Proxy Statement and the 2008 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/axb

822 Bishop Street, Honolulu, Hawaii 96813

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 30, 2009
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. A. Doane, W. A. Dods, Jr., and M. G. Shaw, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 30, 2009, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as follows:

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change (Mark the corresponding box on the reverse side)
(Continued and to be marked, dated and signed, on the other side)

Ù FOLD AND DETACH HERE Ù
You can now access your Alexander & Baldwin, Inc. account online.

Access your Alexander & Baldwin, Inc. shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Alexander & Baldwin, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-454-0477

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.